UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	—	NUGCX	NUGRX	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	—	NUICX	NUIRX	NUIIX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 25, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Santa Barbara Global Dividend Growth Fund and the Nuveen Santa Barbara International Dividend Growth Fund are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc.

James Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception.

Here he discusses the key investment strategies and performance of the Funds for the six-month period ended January 31, 2013.

How did the Funds perform during the six-month period ended January 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2013. Each Funds Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Santa Barbara Dividend Growth Fund underperformed both the S&P 500 Index and its Lipper classification average for the six-month period ended January 31, 2013.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies growing their dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on

Nuveen Investments	5

dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

Stock selection slightly detracted from the Fund’s relative performance, particularly in the consumer discretionary and consumer staples sectors. Nonetheless, negative allocation effects, especially in the utilities and financial sectors, were the primary driver of underperformance. An overweight in the historically defensive utilities sector was a drag on performance as the sector lagged a rallying market, though the effects were mitigated by positive stock selection within the sector. An underweight to the financial sector was similarly detrimental, as S&P 500® Index performance was led by strongly performing major banks.

Several holdings positively contributed to the Fund’s relative performance, including consumer electronics and computer firm Apple Inc. Investor pessimism regarding Apple’s growth led to declines that had a notable effect within the S&P 500® Index, creating a relative benefit for the Fund’s underweighting in the company. Also contributing was Southern Copper Corp., a U.S. domiciled integrated copper producer with mining, smelting and refining assets in Latin America. During the period, the company benefited from increasing production in the context of declining global copper inventories. Asset management firm BlackRock Inc. was another relative contributor on investor expectations of increasing equity asset inflows. Equity assets are associated with greater management fees than the fixed income assets which have recently been more prominent for the company.

Holdings that detracted from the Fund’s relative performance included tobacco company Lorillard Inc. The company declined on regulatory concerns during the period. Beverage giant Coca-Cola Co. was another top relative detractor, due to slower profit growth. V.F. Corp. was an additional detractor from the Fund’s relative performance. The diversified company owns apparel brands such as Nautica, The North Face and Vans. Investor concerns regarding V.F. Corp.’s exposure to international economic uncertainty weighed on the company’s stock price from the middle of this reporting period.

CVS Caremark Corp. was a new position initiated during the reporting period. The company oversees a retail pharmacy chain throughout the U.S., and also offers pharmacy benefit management (PBM) services to private companies, government agencies and insurance companies. We see value in the integrated PBM/retail pharmacy model and believe that the company will likely gain traction in the marketplace over time.

The Fund also established a new position in home improvement retailer Lowe’s Companies, Inc. Home improvement stocks have long been tied to the housing market, and we are encouraged by recent economic data which shows declining levels of inventory, strengthening prices and near-record levels of affordability for homes. We have chosen Lowe’s as a means to participate in the recovery because we believe it is a high quality company with a two-percent yield and double-digit dividend growth.

The Fund exited a position in The Proctor & Gamble Co. (P&G) during the period. Despite having a portfolio of some of the world’s best known personal care and consumer products brands, in our view P&G has not executed well in terms of its pricing strategy or

6	Nuveen Investments

in the area of innovation and has been losing market share to its smaller competitors who are doing a better job in both areas. We accordingly decided to eliminate the company from the Fund.

The Fund also eliminated pharmaceutical wholesaler AmerisourceBergen Co. This decision was motivated by our belief that secular changes in the drug distribution business could lower returns. Customer consolidation is chief among our concerns and retail pharmacy organizations are growing larger and using their scale to negotiate lower priced contracts and/or facilitate their own internal distribution networks. Additionally, there have been upper management changes within the past year, and we feel that the capital allocation priorities of the company have shifted away from dividends in favor of acquisitions.

Though U.S. political negotiations have led to a greater level of dividend taxation, we believe the final outcome was notably better than expectations. Indeed, most taxpayers will remain subject to a 15% rate. Generally, only those who exceed taxable incomes of $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the marginal impact of these increased taxes will likely be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors booked capital gains in 2012 in anticipation of these tax changes, which may limit effects as well. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields, and that trend may additionally moderate any reactions generated by tax increases.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI World Index and its Lipper classification average for the six-month period ended January 31, 2013.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Fund looks to invest in global dividend paying companies. The Fund’s portfolio is structured with three key elements in mind; to maintain an aggregate dividend yield higher than that of the MSCI World Index; to seek lower volatility than the MSCI World Index; and lastly, to invest in companies with a track record of growing their dividends.

Stock selection detracted from the Fund’s relative performance, particularly in the financial and consumer staples sectors. Nonetheless, negative allocation effects,

Nuveen Investments	7

especially in the telecommunication services and utilities sectors, were the primary driver of underperformance. Overweighting these historically defensive sectors was a drag on performance as they lagged a rallying market, though the effects were somewhat mitigated by positive stock selection within both sectors. An underweight and negative stock selection in the financial sector was similarly detrimental, as MSCI World Index performance was led by strongly performing major banks.

Several holdings positively contributed to the Fund’s relative performance, including Southern Copper Corp., a U.S. domiciled integrated copper producer with mining, smelting and refining assets in Latin America. During the period, the company benefited from increasing production in the context of declining global copper inventories. Also contributing was consumer electronics and computer firm Apple Inc. Investor pessimism regarding Apple’s growth led to declines that had a notable effect within the MSCI World Index, creating a relative benefit for the Fund’s underweighting in the company. Australian firm Westpac Banking Corp., a bank with a strong market presence in both Australia and New Zealand, was another relative contributor. Westpac was a beneficiary of the rally in bank stocks over the period.

Several holdings detracted from the Fund’s relative performance, including diversified energy company FirstEnergy Corporation. Depressed unregulated power prices in some of the firm’s end markets led to expectations of flat dividend growth over the next few years. This factor led to our eliminating the company within the period. Tobacco companies Altria Group Inc. and Lorillard Inc. were also top relative detractors. The companies declined on regulatory concerns during the period, as well as generally bullish investor sentiment that lowered demand for the equities of these traditionally more defensive firms.

Itochu Corp. was a new position initiated during the period. Itochu is a major sogo shosha, a general trading company structure unique to Japan. We believe the company has a disciplined approach to shareholder return, and we see potential for Itochu’s dividend to grow along with earnings. Though Itochu faces the challenge of declining demand for oil and many other commodities in Japan, the company has been building out exposure to China and other emerging markets. We believe these investments should diversify the business and create a foundation for long term profit growth.

The Fund also established a new position in PPL Corp., an energy and utility holding company with around 10 million customers in the U.S. and the U.K. The company has made key acquisitions over the last two years that have allowed it to expand its regulated business, and these regulated earnings more than cover the company’s dividend payout. In addition to this attractive dividend coverage, we believe PPL’s management has a commitment to grow the dividend.

Japanese cosmetics firm Shiseido Co. Ltd. experienced weak sales during the period following a marketing push, leading management to shift to a cost reduction approach instead. We eliminated our position in the company due to our perceptions of this new strategy as being ill-defined and still overly optimistic.

We also eliminated diversified manufacturer Leggett & Platt Inc. during the period. The company derives almost half of its sales from residential furnishings and the housing

8	Nuveen Investments

recovery has been slower than would be necessary for Leggett & Platt to leverage sales and expand margins. Accordingly, we saw diminished opportunity for dividend growth from the company.

Though U.S. political negotiations have led to a greater level of dividend taxation, we believe the final outcome was notably better than some realistic expectations. Indeed, most taxpayers will remain subject to a 15% rate. Generally, only those who exceed taxable incomes of $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the marginal impact of these increased taxes will be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors booked capital gains in 2012 in anticipation of these tax changes, which may limit effects as well. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields, and that trend may additionally moderate any reactions generated by tax increases.

Nuveen Santa Barbara International Dividend Growth Fund

The Nuveen Santa Barbara International Dividend Growth Fund Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the MSCI World Index for the six-month period ended January 31, 2013.

The Fund seeks capital appreciation by investing in companies with the potential to grow earnings. Secondarily, the strategy has an income component as a result of limiting investments to companies that not only pay dividends, but are committed to growing them. This two part philosophy of earnings growth plus dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial well-being and business sustainability, in other words, the hallmarks of a high quality company. It is our view the income produced by dividends is a necessary adjunct to a sound capital appreciation strategy as it may limit volatility and potentially become a meaningful contributor to total return over time.

Stock selection detracted from the Fund’s relative performance, particularly in the financial and consumer discretionary sectors. Nonetheless, negative allocation effects, especially in the financial and health care sectors, were the primary driver of underperformance. The underweight and negative stock selection in the financial sector was the most detrimental, as MSCI EAFE Index performance was led by strongly performing major banks.

Several holdings positively contributed to the Fund’s relative performance, including Merck KGaA, a German chemical and pharmaceutical firm. During the period, the company benefited from favorable developments in German hospital reimbursements. Also contributing to performance was Spanish electric utility Red Eléctrica Corporación S.A. The company has been recovering from lows reached during the time of the greatest pessimism toward European utilities. Dutch brewing company Heineken NV was another relative contributor. Heineken was a beneficiary of positive investor sentiment toward its acquiring full control of Asia Pacific Breweries Ltd.

Nuveen Investments	9

Several holdings detracted from the Fund’s relative performance, including British oil and gas firm BG Group PLC. The company’s stock price has languished since a disappointing production update in late October 2012. German dialysis service and supply company Fresenius Medical Care AG & Co. KGaA. was another top relative detractor, due to softer reported sales. ASML Holding NV was an additional detractor from the Fund’s relative performance, due to cyclical weakness discussed in the elimination rationale provided later.

The Toronto-Dominion Bank was a new position initiated during the reporting period. Toronto-Dominion is one of the largest banks in the world. We view Toronto-Dominion as a well managed, well capitalized bank with high exposure to attractive Canadian mortgage and consumer loans. We are attracted by the bank’s dividend commitment. Relative to other Canadian banks, Toronto-Dominion has one of the best-in-class efficiency ratios (ratios that are typically used to analyze how well a company uses it assets and liabilities), which we feel is a critical component of earnings success in the current low growth, low interest rate environment.

The Fund also established a new position in SoftBank Corp., a Japanese telecommunication and internet company. Softbank is one of the fastest growing telecommunication companies in Japan, and with the business environment becoming more competitive, and Softbank entering a profit growth phase with the lowest rates in the industry, we believe the company’s superior position will hopefully continue intact.

We eliminated ASML Holding NV during the reporting period, a manufacturer of photolithography systems for the semiconductor industry, after experiencing large gains in the position. The semiconductor capital equipment industry is highly cyclical, and with macro weakness continuing to linger, we believe that memory spending, one of the key end markets for ASML’s business, may remain under pressure.

Japanese cosmetics firm Shiseido Co. Ltd. experienced weak sales during the period following a marketing push, leading management to shift to a cost reduction approach instead. We eliminated our position in the company due to our perceptions of this new strategy as being ill-defined and still appearing overly optimistic.

Though U.S. political negotiations have led to a greater level of dividend taxation, we believe the final outcome was notably better than some realistic expectations. Indeed, most taxpayers will remain subject to a 15% rate. Generally, only those who exceed taxable incomes of $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the marginal impact of these increased taxes will be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors booked capital gains in 2012 in anticipation of these tax changes, which may limit effects as well. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields and that trend may additionally moderate any reactions generated by tax increases.

10	Nuveen Investments

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk,

preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks,

such as those held by the Fund, are subject to market risk, concentration or sector risk,

preferred security risk, and equity securities risk. Small or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	11

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

12	Nuveen Investments

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.12%	14.54%	4.96%	7.15%
Class A Shares at maximum Offering Price	1.89%	7.95%	3.72%	6.23%
S&P 500® Index**	9.91%	16.78%	3.97%	4.38%
Lipper Equity Income Funds Classification Average**	9.47%	14.89%	3.88%	4.72%

Class B Shares w/o CDSC	7.73%	13.67%	4.16%	6.35%
Class B Shares w/CDSC	2.73%	9.67%	3.99%	6.35%
Class C Shares	7.72%	13.71%	4.17%	6.36%
Class R3 Shares	8.01%	14.29%	4.71%	6.90%
Class I Shares	8.29%	14.85%	5.23%	7.43%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.53%	13.05%	3.88%	6.59%
Class A Shares at maximum Offering Price	0.41%	6.54%	2.66%	5.66%
Class B Shares w/o CDSC	6.13%	12.22%	3.09%	5.79%
Class B Shares w/CDSC	1.13%	8.22%	2.92%	5.79%
Class C Shares	6.13%	12.22%	3.10%	5.79%
Class R3 Shares	6.44%	12.82%	3.64%	6.34%
Class I Shares	6.70%	13.32%	4.15%	6.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.04%
Class B Shares	1.79%
Class C Shares	1.79%
Class R3 Shares	1.29%
Class I Shares	0.79%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	8.35%	16.42%
Class A Shares at maximum Offering Price	2.12%	9.73%
MSCI World Index**	13.47%	20.05%
Lipper Global Equity Income Funds Classification Average**	10.92%	18.34%

Class C Shares	7.91%	15.84%
Class R3 Shares	8.20%	16.21%
Class I Shares	8.44%	16.58%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	7.69%	12.11%
Class A Shares at maximum Offering Price	1.50%	5.66%
Class C Shares	7.30%	11.65%
Class R3 Shares	7.50%	11.91%
Class I Shares	7.84%	12.26%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.34%	1.42%
Class C Shares	7.09%	2.17%
Class R3 Shares	6.59%	1.67%
Class I Shares	6.09%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 06/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	15.70%	22.82%
Class A Shares at maximum Offering Price	9.05%	15.75%
MSCI EAFE Index**	18.61%	26.05%
Lipper International Equity Income Funds Classification Average**	15.42%	22.64%

Class C Shares	15.29%	22.26%
Class R3 Shares	15.55%	22.66%
Class I Shares	15.84%	23.03%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	12.84%	17.35%
Class A Shares at maximum Offering Price	6.35%	10.60%
Class C Shares	12.42%	16.86%
Class R3 Shares	12.74%	17.20%
Class I Shares	13.03%	17.55%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.13%	1.43%
Class C Shares	4.88%	2.18%
Class R3 Shares	4.38%	1.68%
Class I Shares	3.88%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Holding Summaries as of January 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	97.2%
Short-Term Investments	4.7%
Other[2]	(1.9)%

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	98.9%
Other[2]	1.1%

Country Allocation[1]
United States	38.7%
United Kingdom	17.7%
Australia	10.3%
France	7.0%
Hong Kong	6.3%
Other[4]	20.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	9.4%
Pharmaceuticals	8.9%
IT Services	6.9%
Tobacco	5.1%
Communications Equipment	4.8%
Electric Utilities	4.4%
Commercial Banks	4.3%
Electrical Equipment	4.2%
Machinery	3.9%
Diversified Financial Services	3.0%
Food & Staples Retailing	3.0%
Metals & Mining	3.0%
Beverages	2.8%
Energy Equipment & Services	2.8%
Diversified Telecommunication Services	2.7%
Specialty Retail	2.7%
Hotels, Restaurants & Leisure	2.5%
Media	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Short-Term Investments	4.7%
Other[3]	15.9%

Portfolio Composition[1]
Diversified Telecommunication Services	12.7%
Commercial Banks	9.7%
Pharmaceuticals	9.0%
Oil, Gas & Consumable Fuels	7.6%
Electric Utilities	7.0%
Tobacco	6.8%
Thrifts & Mortgage Finance	5.6%
Energy Equipment & Services	3.5%
Metals & Mining	3.2%
Wireless Telecommunication Services	3.0%
Machinery	2.6%
Automobiles	2.5%
Containers & Packaging	2.5%
Multi-Utilities	2.5%
Trading Companies & Distributors	2.2%
Other[5]	19.6%

Top Five Common Stock Holdings[1]
Pfizer Inc.	3.2%
AbbVie Inc.	3.2%
Southern Copper Corporation	3.0%
CVS Caremark Corporation	3.0%
JPMorgan Chase & Co.	3.0%

Top Five Common Stock Holdings[1]
Telstra Corporation Limited	4.0%
Westpac Banking Corporation	3.8%
Seadrill Limited	3.5%
HKT Trust and HKT Limited	3.3%
Southern Copper Corporation	3.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.5% of net assets.

4	Includes other assets less liabilities and all countries less than 6.3% of net assets.

5	Includes other assets less liabilities and all industries less than 2.2% of net assets.

16	Nuveen Investments

Holding Summaries (continued) as of January 31, 2013

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	100.7%
Other[2]	(0.7)%

Country Allocation[1]
United Kingdom	20.7%
Germany	15.9%
Switzerland	11.6%
France	10.8%
Japan	9.5%
Australia	8.0%
Denmark	5.4%
Other[3]	18.1%

Portfolio Composition[1]
Commercial Banks	13.3%
Pharmaceuticals	11.9%
Chemicals	8.3%
Media	5.8%
Wireless Telecommunication Services	5.1%
Oil, Gas & Consumable Fuels	5.0%
Metals & Mining	4.1%
Beverages	3.9%
Software	3.7%
Industrial Conglomerates	3.4%
Electrical Equipment	3.3%
Health Care Providers & Services	3.2%
Hotels, Restaurants & Leisure	3.2%
Professional Services	3.1%
Aerospace & Defense	3.0%
Other[4]	19.7%

Top Five Common Stock Holdings[1]
Novo Nordisk A/S	5.4%
Syngenta AG, ADR	4.9%
BHP Billiton PLC, ADR	4.1%
Heineken NV	3.9%
Westpac Banking Corporation	3.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all countries less than 5.4% of net assets.

4	Includes other assets less liabilities and all industries less than 3.0% of net assets.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,081.20	$1,077.30	$1,077.20	$1,080.10	$1,082.90	$1,020.01	$1,016.28	$1,016.23	$1,018.75	$1,021.27
Expenses Incurred During Period	$5.40	$9.27	$9.32	$6.71	$4.10	$5.24	$9.00	$9.05	$6.51	$3.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.77%, 1.78%, 1.28% and ..78% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,083.50	$1,079.10	$1,082.00	$1,084.40	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.46	$11.37	$8.76	$6.15	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,157.00	$1,152.90	$1,155.50	$1,158.40	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.72	$11.78	$9.07	$6.37	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%

	Beverages – 2.8%

1,298,370	Coca-Cola Company	$48,351,299
	Capital Markets – 2.4%

172,595	BlackRock Inc.	40,780,747
	Commercial Banks – 4.3%

580,580	Cullen/Frost Bankers, Inc.	34,190,356

1,137,600	Wells Fargo & Company	39,622,608
	Total Commercial Banks	73,812,964
	Communications Equipment – 4.8%

666,800	Motorola Solutions Inc.	38,934,452

656,105	QUALCOMM, Inc.	43,322,613
	Total Communications Equipment	82,257,065
	Computers & Peripherals – 1.9%

71,600	Apple, Inc.	32,600,196
	Diversified Financial Services – 3.0%

1,071,805	JPMorgan Chase & Co.	50,428,425
	Diversified Telecommunication Services – 2.7%

1,325,865	AT&T Inc.	46,126,843
	Electric Utilities – 4.4%

348,100	ITC Holdings Corporation	28,196,100

639,345	NextEra Energy Inc.	46,064,807
	Total Electric Utilities	74,260,907
	Electrical Equipment – 4.2%

618,800	Eaton Corporation PLC	35,240,660

625,660	Emerson Electric Company	35,819,035
	Total Electrical Equipment	71,059,695
	Energy Equipment & Services – 2.8%

1,207,200	Seadrill Limited	47,901,696
	Food & Staples Retailing – 3.0%

999,300	CVS Caremark Corporation	51,164,160
	Food Products – 2.2%

595,300	McCormick & Company, Incorporated	37,116,955
	Gas Utilities – 2.1%

762,900	ONEOK, Inc.	35,863,929
	Hotels, Restaurants & Leisure – 2.5%

659,000	YUM! Brands, Inc.	42,795,460
	IT Services – 6.9%

521,700	Accenture Limited, Class A Shares	37,505,013

965,900	Fidelity National Information Services	35,844,549

217,735	International Business Machines Corporation (IBM)	44,215,446
	Total IT Services	117,565,008
	Machinery – 3.9%

337,300	Caterpillar Inc.	33,186,947

707,067	PACCAR Inc.	33,274,573
	Total Machinery	66,461,520

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund (continued)

January 31, 2013

Shares	Description (1)			Value

	Media – 2.5%

485,400	Time Warner Cable, Class A			$43,365,636
	Metals & Mining – 3.0%

1,314,069	Southern Copper Corporation			51,761,178
	Oil, Gas & Consumable Fuels – 9.4%

424,610	Chevron Corporation			48,893,842

953,150	Kinder Morgan, Inc.			35,704,999

579,600	Phillips 66			35,106,372

582,485	Royal Dutch Shell PLC, Class A, Sponsored ADR			41,076,842
	Total Oil, Gas & Consumable Fuels			160,782,055
	Pharmaceuticals – 8.9%

1,471,935	AbbVie Inc.			54,005,295

229,500	Novo-Nordisk A/S, Sponsored ADR			42,308,325

2,016,200	Pfizer Inc.			55,001,936
	Total Pharmaceuticals			151,315,556
	Road & Rail – 2.4%

305,000	Union Pacific Corporation			40,095,300
	Semiconductors & Equipment – 2.2%

1,124,790	Microchip Technology Incorporated			37,624,226
	Software – 2.3%

1,421,900	Microsoft Corporation			39,059,593
	Specialty Retail – 2.7%

1,201,300	Lowe’s Companies, Inc.			45,877,647
	Textiles, Apparel & Luxury Goods – 2.5%

284,375	VF Corporation			41,968,063
	Thrifts & Mortgage Finance – 2.3%

2,903,690	New York Community Bancorp Inc.			38,764,262
	Tobacco – 5.1%

1,059,135	Lorillard Inc.			41,380,404

520,775	Philip Morris International			45,911,524
	Total Tobacco			87,291,928
	Total Common Stocks (cost $1,468,104,419)			1,656,452,313

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.7%

$79,976	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/13, repurchase price $79,976,294, collateralized by $81,990,000 U.S. Treasury Notes, 0.625%, due 8/31/17, value $81,580,050	0.010%	2/01/13	$79,976,272
	Total Short-Term Investments (cost $79,976,272)			79,976,272
	Total Investments (cost $1,548,080,691) – 101.9%			1,736,428,585
	Other Assets Less Liabilities – (1.9)%			(31,566,259)
	Net Assets – 100%			$1,704,862,326

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Dividend Growth Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 1.9%

925	Safran SA	$42,470
	Automobiles – 2.5%

935	DaimlerChrysler AG	54,432
	Commercial Banks – 9.7%

1,020	Bank of Montreal	64,484

19,000	BOC Hong Kong Holdings Limited	65,168

2,865	Westpac Banking Corporation	83,773
	Total Commercial Banks	213,425
	Communications Equipment – 1.9%

635	QUALCOMM, Inc.	41,929
	Computers & Peripherals – 0.9%

45	Apple, Inc.	20,489
	Containers & Packaging – 2.5%

6,180	Amcor Limited	54,134
	Diversified Telecommunication Services – 12.7%

1,645	AT&T Inc.	57,230

1,470	CenturyLink Inc.	59,462

79,300	HKT Trust and HKT Limited	73,621

18,525	Telstra Corporation Limited	88,859
	Total Diversified Telecommunication Services	279,172
	Electric Utilities – 7.0%

615	NextEra Energy Inc.	44,311

1,755	PPL Corporation	53,159

2,560	Scottish and Southern Energy PLC	57,614
	Total Electric Utilities	155,084
	Electrical Equipment – 2.1%

795	Emerson Electric Company	45,514
	Energy Equipment & Services – 3.5%

1,950	Seadrill Limited	77,376
	Gas Utilities – 1.9%

895	ONEOK, Inc.	42,074
	Hotels, Restaurants & Leisure – 2.1%

3,800	Compass Group PLC	46,045
	IT Services – 2.0%

610	Accenture Limited, Class A Shares	43,853
	Machinery – 2.6%

5,000	Kubota Corporation	57,083
	Metals & Mining – 3.2%

1,820	Southern Copper Corporation	71,690
	Multi-Utilities – 2.5%

9,750	Centrica PLC	54,153
	Oil, Gas & Consumable Fuels – 7.6%

1,110	Kinder Morgan, Inc.	41,581

1,810	Royal Dutch Shell PLC, Class B Shares	65,853

1,100	Total SA	59,639
	Total Oil, Gas & Consumable Fuels	167,073

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Pharmaceuticals – 9.0%

1,265	AbbVie Inc.	$46,413

2,395	GlaxoSmithKline PLC	54,907

1,620	Pfizer Inc.	44,194

535	Sanofi S.A.	52,201
	Total Pharmaceuticals	197,715
	Professional Services – 2.0%

2,525	Experian PLC	43,290
	Road & Rail – 2.0%

330	Union Pacific Corporation	43,382
	Semiconductors & Equipment – 1.7%

1,120	Microchip Technology Incorporated	37,464
	Thrifts & Mortgage Finance – 5.6%

4,680	New York Community Bancorp Inc.	62,478

5,010	People’s United Financial, Inc.	61,673
	Total Thrifts & Mortgage Finance	124,151
	Tobacco – 6.8%

1,770	Altria Group, Inc.	59,614

1,320	Lorillard Inc.	51,572

445	Philip Morris International	39,231
	Total Tobacco	150,417
	Trading Companies & Distributors – 2.2%

4,200	Itochu Corporation	47,491
	Wireless Telecommunication Services – 3.0%

24,525	Vodafone Group PLC	66,941
	Total Investments (cost $1,994,904) – 98.9%	2,176,847
	Other Assets Less Liabilities – 1.1%	24,322
	Net Assets – 100%	$2,201,169

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Dividend Growth Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 100.7%

	Aerospace & Defense – 3.0%

800	Safran SA	$36,731
	Automobiles – 2.6%

550	DaimlerChysler AG	32,019
	Beverages – 3.9%

675	Heineken NV	47,466
	Chemicals – 8.3%

225	Linde AG	41,060

140	Syngenta AG, ADR	60,443
	Total Chemicals	101,503
	Commercial Banks – 13.3%

12,000	BOC Hong Kong Holdings Limited	41,158

3,700	HSBC Holdings PLC	42,057

400	Toronto-Dominion Bank	33,403

1,600	Westpac Banking Corporation	46,784
	Total Commercial Banks	163,402
	Electric Utilities – 2.5%

550	Red Electrica Corporacion SA	30,626
	Electrical Equipment – 3.3%

1,900	ABB Limited	40,754
	Energy Equipment & Services – 2.9%

1,700	Tenaris SA	35,640
	Food Products – 2.8%

500	Groupe Danone	34,651
	Health Care Providers & Services – 3.2%

550	Fresenius Medical Care AG & Co. KGaA, ADR	38,781
	Hotels, Restaurants & Leisure – 3.2%

3,200	Compass Group PLC	38,775
	Industrial Conglomerates – 3.4%

650	Jardine Matheson Holdings Limited	42,127
	Machinery – 2.8%

3,000	Kubota Corporation	34,250
	Media – 5.8%

1,600	Pearson PLC	30,299

2,600	WPP Group PLC	40,886
	Total Media	71,185
	Metals & Mining – 4.1%

1,300	BHP Billiton PLC, ADR	50,809
	Office Electronics – 1.8%

600	Canon Inc.	22,079
	Oil, Gas & Consumable Fuels – 5.0%

1,900	BG Group PLC	33,750

500	Total SA	27,109
	Total Oil, Gas & Consumable Fuels	60,859

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara International Dividend Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Personal Products – 2.7%

225	L’Oreal	$33,422
	Pharmaceuticals – 11.9%

275	Merck KGaA	38,254

600	Novartis AG, Sponsored ADR	40,877

360	Novo Nordisk A/S	66,238
	Total Pharmaceuticals	145,369
	Professional Services – 3.1%

2,200	Experian PLC	37,718
	Software – 3.7%

550	SAP AG	45,061
	Trading Companies & Distributors – 2.3%

2,500	Itochu Corporation	28,268
	Wireless Telecommunication Services – 5.1%

900	Softbank Corporation	32,085

11,000	Vodafone Group PLC	30,025
	Total Wireless Telecommunication Services	62,110
	Total Investments (cost $1,008,763) – 100.7%	1,233,605
	Other Assets Less Liabilities – (0.7)%	(8,800)
	Net Assets – 100%	$1,224,805

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2013

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Investments, at value (cost $1,548,080,691, $1,994,904 and $1,008,763, respectively)	$1,736,428,585	$2,176,847	$1,233,605
Cash	—	24,679	3,098
Cash denominated in foreign currencies (cost $—, $— and $261, respectively)	—	—	262
Receivables:
Dividends and interest	2,858,600	6,954	1,945
From Adviser	—	6,651	3,677
Investments sold	8,895,375	—	—
Reclaims	—	327	257
Shares sold	13,650,941	6,500	—
Other assets	66,592	—	—
Total assets	1,761,900,093	2,221,958	1,242,844
Liabilities
Payables:
Investments purchased	53,380,420	—	—
Shares redeemed	1,933,626	—	—
Accrued expenses:
Federal and state registration fees	43,090	1,342	4,133
Management fees	1,015,988	—	—
Professional fees	15,591	7,713	7,711
Trustees fees	65,502	14	9
12b-1 distribution and service fees	285,287	373	89
Other	298,263	11,347	6,097
Total liabilities	57,037,767	20,789	18,039
Net assets	$1,704,862,326	$2,201,169	$1,224,805
Class A Shares
Net assets	$488,083,729	$638,500	$61,234
Shares outstanding	17,360,977	27,812	2,500
Net asset value per share	$28.11	$22.96	$24.49
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$29.82	$24.36	$25.98
Class B Shares
Net assets	$1,647,435	N/A	N/A
Shares outstanding	58,688	N/A	N/A
Net asset value and offering price per share	$28.07	N/A	N/A
Class C Shares
Net assets	$225,114,470	$225,719	$61,066
Shares outstanding	8,018,213	9,839	2,500
Net asset value and offering price per share	$28.08	$22.94	$24.43
Class R3 Shares
Net assets	$6,551,467	$57,374	$61,215
Shares outstanding	231,400	2,500	2,500
Net asset value and offering price per share	$28.31	$22.95	$24.49
Class I Shares
Net assets	$983,465,225	$1,279,576	$1,041,290
Shares outstanding	34,963,624	55,729	42,500
Net asset value and offering price per share	$28.13	$22.96	$24.50
Net assets consist of:
Capital paid-in	$1,534,971,365	$2,016,465	$999,875
Undistributed (Over-distribution of) net investment income	1,693,856	1,897	189
Accumulated net realized gain (loss)	(20,150,789)	851	(75)
Net unrealized appreciation (depreciation)	188,347,894	181,956	224,816
Net assets	$1,704,862,326	$2,201,169	$1,224,805
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations (Unaudited)

Six Months Ended January 31, 2013

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Dividend and Interest Income (net of foreign tax withheld of $125,681, $416 and $517, respectively)	$26,195,434	$38,908	$10,601
Expenses
Management fees	4,575,654	6,508	4,667
12b-1 service fees – Class A	509,643	421	71
12b-1 distribution and service fees – Class B	8,627	N/A	N/A
12b-1 distribution and service fees – Class C	934,874	612	284
12b-1 distribution and service fees – Class R3	10,235	139	143
Shareholder servicing agent fees and expenses	615,101	—	—
Custodian fees and expenses	113,103	967	488
Trustees fees and expenses	17,903	19	14
Professional fees	46,979	9,838	2,742
Shareholder reporting expenses	82,471	3,896	992
Federal and state registration fees	132,866	2,268	2,244
Other expenses	15,443	936	7
Total expenses before fee waiver/expense reimbursement	7,062,899	25,604	11,652
Fee waiver/expense reimbursement	—	(15,155)	(4,506)
Net expenses	7,062,899	10,449	7,146
Net investment income (loss)	19,132,535	28,459	3,455
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	13,161,057	851	922
Change in net unrealized appreciation (depreciation) of investments and foreign currency	82,457,328	109,580	163,016
Net realized and unrealized gain (loss)	95,618,385	110,431	163,938
Net increase (decrease) in net assets from operations	$114,750,920	$138,890	$167,393

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth		Santa Barbara International Dividend Growth
	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	For the Period 6/11/2012 (Commencement of Operations) through 7/31/12	Six Months Ended 1/31/13	For the Period 6/11/12 (Commencement of Operations) through 7/31/12
Operations
Net investment income (loss)	$19,132,535	$15,401,777	$28,459	$2,532	$3,455	676
Net realized gain (loss) from investments and foreign currency	13,161,057	(6,839,582)	851	(173)	922	(503)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	82,457,328	79,999,381	109,580	72,376	163,016	61,800
Net increase (decrease) in net assets from operations	114,750,920	88,561,576	138,890	74,735	167,393	61,973
Distributions to Shareholders
From net investment income:
Class A	(5,105,043)	(4,267,529)	(8,153)	—	(120)	—
Class B	(14,317)	(23,903)	N/A	N/A	N/A	N/A
Class C	(1,633,240)	(1,190,315)	(1,683)	—	—	—
Class R3	(54,974)	(23,912)	(696)	—	(45)	—
Class I	(11,489,980)	(9,770,665)	(18,515)	—	(3,336)	—
From accumulated net realized gains:
Class A	—	—	—	—	(53)	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	—	—	(53)	—
Class R3	—	—	—	—	(53)	—
Class I	—	—	—	—	(901)	—
Decrease in net assets from distributions to shareholders	(18,297,554)	(15,276,324)	(29,047)	—	(4,561)	—
Fund Share Transactions
Proceeds from sale of shares	555,782,879	959,269,777	1,066,154	1,000,000	—	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,558,198	8,492,040	12,236	—	—	—
	566,341,077	967,761,817	1,078,390	1,000,000	—	1,000,000
Cost of shares redeemed	(156,113,451)	(166,730,780)	(61,799)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	410,227,626	801,031,037	1,016,591	1,000,000	—	1,000,000
Net increase (decrease) in net assets	506,680,992	874,316,289	1,126,434	1,074,735	162,832	1,061,973
Net assets at the beginning of period	1,198,181,334	323,865,045	1,074,735	—	1,061,973	—
Net assets at the end of period	$1,704,862,326	$1,198,181,334	$2,201,169	$1,074,735	$1,224,805	1,061,973
Undistributed (Over-distribution of) net investment income at the end of period	$1,693,856	$858,875	$1,897	$2,485	$189	235

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2013(f)	$26.32	$.36	$1.76	$2.12	$(.33)	$—	$(.33)	$28.11
2012	24.37	.53	1.91	2.44	(.49)	—	(.49)	26.32
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
Class B (3/06)
2013(f)	26.28	.26	1.76	2.02	(.23)	—	(.23)	28.07
2012	24.34	.37	1.87	2.24	(.30)	—	(.30)	26.28
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
Class C (3/06)
2013(f)	26.29	.25	1.77	2.02	(.23)	—	(.23)	28.08
2012	24.33	.33	1.93	2.26	(.30)	—	(.30)	26.29
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
Class R3 (3/09)
2013(f)	26.50	.30	1.81	2.11	(.30)	—	(.30)	28.31
2012	24.53	.44	1.96	2.40	(.43)	—	(.43)	26.50
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(e)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)
2013(f)	26.33	.39	1.77	2.16	(.36)	—	(.36)	28.13
2012	24.38	.57	1.93	2.50	(.55)	—	(.55)	26.33
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

8.12%	$488,084	1.03	%*	2.60	%*	1.03	%*	2.60	%*	8%
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39

7.73	1,647	1.77	*	1.88	*	1.77	*	1.88	*	8
9.31	1,817	1.80		1.53		1.80		1.53		26
19.75	2,291	1.95		1.23		1.95		1.23		15
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39

7.72	225,114	1.78	*	1.86	*	1.78	*	1.86	*	8
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39

8.01	6,551	1.28	*	2.19	*	1.28	*	2.19	*	8
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

8.29	983,465	.78	*	2.86	*	.78	*	2.86	*	8
10.44	712,297	.80		2.29		.80		2.29		26
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL DIVIDEND GROWTH FUND
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (6/12)
2013(f)	$21.49	$.38	$1.40	$1.78	$(.31)	$—	$(.31)	$22.96
2012(e)	20.00	.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2013(f)	21.47	.25	1.44	1.69	(.22)	—	(.22)	22.94
2012(e)	20.00	.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2013(f)	21.48	.37	1.38	1.75	(.28)	—	(.28)	22.95
2012(e)	20.00	.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2013(f)	21.50	.42	1.38	1.80	(.34)	—	(.34)	22.96
2012(e)	20.00	.05	1.45	1.50	—	—	—	21.50

30	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

8.35%	$639	1.45	%*	3.34	%*	1.42	%*	3.38	%*	20%
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

7.91	226	3.77	*	.68	*	2.17	*	2.28	*	20
7.35	54	23.25	*	(20.23	)*	2.17	*	.85	*	—

8.20	57	4.36	*	.61	*	1.67	*	3.31	*	20
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

8.44	1,280	3.65	*	1.32	*	1.17	*	3.80	*	20
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(f)	For the six months ended January 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (6/11)
2013(f)	$21.23	$.05	$3.28	$3.33	$(.05)	$(.02)	$(.07)	$24.49
2012(e)	20.00	.01	1.22	1.23	—	—	—	21.23
Class C (6/11)
2013(f)	21.21	(.03)	3.27	3.24	—	(.02)	(.02)	24.43
2012(e)	20.00	(.01)	1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2013(f)	21.23	.02	3.28	3.30	(.02)	(.02)	(.04)	24.49
2012(e)	20.00	— **	1.23	1.23	—	—	—	21.23
Class I (6/11)
2013(f)	21.24	.08	3.28	3.36	(.08)	(.02)	(.10)	24.50
2012(e)	20.00	.02	1.22	1.24	—	—	—	21.24

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.70%	$61	2.21	%*	(.35	)%*	1.42	%*	.44	%*	4%
6.15	53	22.69	*	(20.97	)*	1.43	*	.29	*	2

15.29	61	2.96	*	(1.10	)*	2.17	*	(.31	)*	4
6.05	53	23.44	*	(21.70	)*	2.18	*	(.45	)*	2

15.55	61	2.46	*	(.60	)*	1.67	*	.19	*	4
6.15	53	22.94	*	(21.22	)*	1.68	*	.04	*	2

15.84	1,041	1.96	*	(.10	)*	1.17	*	.69	*	4
6.20	903	22.43	*	(20.70	)*	1.18	*	.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market, such as the financial services, utilities and energy sectors, have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

34	Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Prior to March 1, 2013, Santa Barbara Global Dividend Growth declared and distributed dividends from net investment income to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Santa Barbara Global Dividend Growth and Santa Barbara International Dividend Growth do not issue Class B Shares. Santa Barbara Dividend Growth will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

36	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,656,452,313	$—	$—	$1,656,452,313
Short-Term Investments:
Repurchase Agreements	—	79,976,272	—	79,976,272
Total	$1,656,452,313	$79,976,272	$—	$1,736,428,585

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,176,847	$—	$—	$2,176,847

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,233,605	$—	$—	$1,233,605

*	Refer to the Fund’s portfolio of investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,401,602	$173,244,039	9,426,795	$234,462,216
Class A – automatic conversion of Class B Shares	719	19,616	5,268	130,577
Class B – exchanges	5,442	146,060	6,579	170,052
Class C	2,475,239	67,261,564	4,462,988	112,302,733
Class R3	138,609	3,753,084	116,676	2,985,814
Class I	11,450,796	311,358,516	24,546,147	609,218,385
Shares issued to shareholders due to reinvestment of distributions:
Class A	166,166	4,442,666	145,318	3,630,497
Class B	406	10,842	678	16,553
Class C	31,838	849,884	25,254	633,617
Class R3	1,887	50,670	872	22,455
Class I	194,485	5,204,136	166,285	4,188,918
	20,867,189	566,341,077	38,902,860	967,761,817
Shares redeemed:
Class A	(1,518,203)	(41,195,276)	(2,568,943)	(63,687,254)
Class B	(15,587)	(419,849)	(26,970)	(659,857)
Class B – automatic conversion to Class A Shares	(720)	(19,616)	(5,268)	(130,577)
Class C	(476,334)	(12,875,886)	(603,402)	(15,118,411)
Class R3	(8,608)	(236,606)	(20,284)	(530,262)
.Class I	(3,729,721)	(101,366,218)	(3,453,473)	(86,604,419)
	(5,749,173)	(156,113,451)	(6,678,340)	(166,730,780)
Net increase (decrease)	15,118,016	$410,227,626	32,224,520	$801,031,037

38	Nuveen Investments

	Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/13		For the Period 6/11/12 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	25,281	$561,785	2,500	$50,000
Class C	9,590	211,875	2,500	50,000
Class R3	—	—	2,500	50,000
Class I	13,182	292,494	42,500	850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	337	7,382	—	—
Class C	34	743	—	—
Class R3	—	—	—	—
Class I	188	4,111	—	—
	48,612	1,078,390	50,000	$1,000,000
Shares redeemed:
Class A	(306)	(6,691)	—	—
Class C	(2,285)	(52,011)	—	—
Class R3	—	—	—	—
Class I	(141)	(3,097)	—	—
	(2,732)	(61,799)	—	—
Net increase (decrease)	45,880	$1,016,591	50,000	$1,000,000

	Santa Barbara International Dividend Growth

	Six Months Ended 1/31/13		For the period 6/11/12 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	2,500	$50,000
Class C	—	—	2,500	50,000
Class R3	—	—	2,500	50,000
Class I	—	—	42,500	850,000
Net increase	—	$—	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2013, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$529,089,000	$1,296,310	$67,090
Sales	105,618,629	305,300	47,782

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

At January 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,551,435,080	$1,994,904	$1,008,763
Gross unrealized:
Appreciation	$200,883,348	$189,349	$235,434
Depreciation	(15,889,843)	(7,406)	(10,592)
Net unrealized appreciation (depreciation) of investments	$184,993,505	$181,943	$224,842

Permanent differences, primarily due to federal taxes paid, reclassification of litigation proceeds, nondeductible stock issuance costs and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2012, the Funds’ last tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$(12,820)	$(126)	$(125)
Undistributed (Over-distribution of) net investment income	59,314	(47)	(441)
Accumulated net realized gain (loss)	(46,494)	173	566

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income*	$858,875	$2,485	$298
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth**	Santa Barbara International Dividend Growth**
Distributions from net ordinary income*	$15,276,324	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period June 11, 2012 (commencement of operations) through July 31, 2012.

At July 31, 2012, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Santa Barbara Dividend Growth*
Expiration:
July 31, 2016	$10,391,480
July 31, 2017	366,333
July 31, 2018	15,138,972
Total	$25,896,785
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration.

40	Nuveen Investments

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Santa Barbara Dividend Growth
Post-enactment losses:
Short-term	$723,307
Long-term	228,034

The following Fund has elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Fund’s last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Santa Barbara Dividend Growth
Post-October capital losses	$3,109,329
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Dividend Growth Fund-Level Fee Rate	Santa Barbara International Dividend Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.6500%
For the next $125 million	.4875	.6375	.6375
For the next $250 million	.4750	.6250	.6250
For the next $500 million	.4625	.6125	.6125
For the next $1 billion	.4500	.6000	.6000
For net assets over $2 billion	.4250	.5750	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for each of these Funds was ..1672%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios for the Funds. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.250%
Santa Barbara Global Dividend Growth	1.200%	November 30, 2014	N/A
Santa Barbara International Dividend Growth	1.200	November 30, 2014	N/A
N/A	– Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$1,002,482	$5,644	$—
Paid to financial intermediaries	903,290	4,922	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$774,688	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$507,817	$—	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2013, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$39,530	$—	$—

42	Nuveen Investments

At January 31, 2013, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

On March 25, 2013, Santa Barbara Dividend Growth began offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

46	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

820 State Street

5th Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SBGDG-0113P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds Global Resources Fund	NTGAX	—	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	—	NTJIX
Nuveen Tradewinds Small-Cap Opportunities Fund	NTSAX	—	NTSCX	NTSRX	NTSIX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 25, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (“Tradewinds”) an affiliate of Nuveen Investments. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They also co-manage the Nuveen Global All-Cap Fund and the Nuveen Global Resources Fund. Peter Boardman is the portfolio manager for Nuveen International Value Fund and the Nuveen Japan Fund. Emily Alejos and Michael Hart, CFA, co-manage the Emerging Markets Fund and Andrew Thelen manages the Nuveen Small-Cap Opportunities Fund.

In the following discussion, the portfolio managers discuss their management strategies and the performance of the Funds during the six-month period ended January 31, 2013.

How did the Funds perform during the six-month period ended January 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended January 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

As disciplined long-term investors, we believe in the importance of well-informed conviction in the face of challenging performance and that carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle. Our company by company views are driven by rigorous, fundamental, grass-roots research conducted by our global sector analysts. This work helps us to determine our estimate of a company’s intrinsic value, and helps us to evaluate if we are being offered attractive values as the market provides lower prices. Additionally, our research provides us with perspective on when to trim positions as companies approach what we believe is their fair value. This gives us the resolve to maintain our principles during periods of underperformance.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the comparative index and the Lipper classification average for the six-month period ending January 31, 2013.

Nuveen Investments	5

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, selected using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The telecommunication services sector was the leading contributor to performance on a relative basis, as stock selection in that sector benefited from company specific positive developments. Our underweight in consumer discretionary holdings, along with stock selection, also contributed positively to relative performance. The information technology sector was the primary detractor due to the Fund’s relative underweight in a period when information technology led performance within the benchmark. Despite Bankers Petroleum Ltd. being a top performer, the energy sector as a whole also detracted, led by Canadian energy company Niko Resources Ltd.

With regard to country exposure, the Fund’s South Korean holdings were the leading contributor to relative performance due to stock selection and an underweight allocation in this country versus the benchmark. South African holdings performed the worst on a relative basis, from a combination of selection and slight overweight in a trailing benchmark country. Brazil, Russia and South Africa remained the three largest country weights.

The Fund’s top contributor to performance was Emaar Properties PJSC. The company provides property development, acquisition and management services for both commercial and residential properties throughout the Middle East. The company’s shares benefited from increasing demand for high end properties in Dubai, and rose to the highest level in over three years after the developer announced all units in The Address Residence Fountain Views, which will comprise 280 apartments, sold out in one day.

Several positions positively contributed to performance. EGIS Pharmaceuticals PLC, one of the leading pharmaceutical companies in Hungary and Central Eastern Europe, was another top contributor to performance. The company benefited from the Hungarian government’s decision to increase its health care allocation budget for drug spending, as well as from a reversal of proposed higher taxes on drug manufacturers in Hungary.

Canadian oil producer Bankers Petroleum Ltd. was among the top contributors as well. The company experienced significant stock price gains on increasing oil production and improving operational efficiency as a result of new, significantly stronger steel liners. We view Bankers as well positioned due to the company’s potentially multi-generational oil assets, improving operations and production.

Major Brazilian electric utility Centrais Elétricas Brasileiras S.A. (Eletrobrás) was the largest detractor from performance during the reporting period. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move early in the fourth quarter of 2012 by proposing uneconomic concessions for mandated tariffs to major electricity suppliers. Investors appeared to perceive the measure as endangering the company’s profitability, with the possibility of impairing assets, resulting in a significant

6	Nuveen Investments

sell-off of the stock. In January 2013, the government announced that it had at least 27 billion real to compensate utility companies that agreed to lower their prices in exchange for the renewal of their licenses that are set to expire in 2015 (about a third of Centrais’ asset concessions were set to expire then). Due to the rate cuts, the company announced at the end of January that it is looking to reduce its workforce by 15%. The situation remains fluid and we are monitoring developments.

Several additional positions detracted from the Fund’s performance. AngloGold Ashanti Limited is the world’s third largest gold producer with 20 operations in 10 countries on four continents. As with many of its peers, AngloGold continues to underperform gold spot prices, which in turn have been weak during the period. The company also experienced uneasiness in labor issues and announced the CEO’s departure. While AngloGold and its peers have had to grapple with increased costs and lower production, we believe they represent compelling values at current multiples. This is particularly the case considering the various signs of their improving capital discipline.

Canada-based Niko Resources Ltd., an international exploration and production company with assets in India, Bangladesh, Indonesia, Trinidad, Madagascar and Pakistan, was another bottom performer. Uncertainty surrounding the refinancing of Niko’s convertible debentures was one of the factors contributing to the selling pressure on the stock. In addition, Niko had a string of unsuccessful exploration wells. Although the financing issue was resolved, disappointing exploration results and uncertainty regarding new development plans led to our exiting the position.

During the reporting period, we added several positions to the Fund’s portfolio. We initiated a position in TIM Participacoes S.A. (ADR). TIM provides mobile telecommunications services, cellular phone data transmission and mobile internet services through its mobile operators throughout Brazil. The share price had been depressed due to increasing fears of potential negative regulatory developments following a ban on new subscriber additions in late July, and the government’s insistence on higher quality and lower prices.

Fertilizantes Heringer S.A., another Brazil-based company, produces and distributes agricultural fertilizers throughout the country, and offers soil analysis programs, technical expositions and lectures. After reaching a peak in September 2012, the share price fell precipitously as the Brazilian fertilizer industry quickly reacted to oversupply. We took advantage of the price decline and attractive valuations to add this high quality franchise to the Fund’s portfolio.

We eliminated our positions in Profarma Distribuidora de Produtos Farmaceuticos S.A. and Turkiye Vakiflar Bankasi TAO as we believe these positions had reached their fair or intrinsic value.

While experiencing some inflows in the period, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the reporting period.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Index and the Lipper classification average for the six-month period ended January 31, 2013.

Nuveen Investments	7

Over this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Most of the Fund’s relative outperformance was due to its underexposure to and stock selection in the information technology, consumer staples and health care sectors and stock selection in the telecommunication services and energy sectors. The Fund’s return was impaired by an overweight to and stock selection in the utilities sector, stock selection in the materials sector, underweight to and stock selection in the consumer discretionary sector and underweight to the financial sector.

Information technology was the best performing sector and included the Fund’s second best performing holding, Computer Sciences Corporation, an information technology services provider. In August 2012, the company reported its first quarter earnings, which beat analysts’ expectations. In addition the company’s management overcame skeptical market sentiments by executing its cost-down targets ahead of schedule. Both times, the stock price rallied.

Consumer staples was the second best performing sector. Carrefour S.A., a French company that is the second largest retailer in the world after Wal-Mart was the best performing stock in the sector and the third best performing in the Fund. The company focuses on core geographies. In October 2012, the company announced it would sell its Columbian operations to the Chilean group Cencosud S.A. In November, a month later, the company agreed to sell 60% of its Indonesian business to the local partner CT Corp. (which already owned the other 40%). The proceeds were to be used to pay down debt. Investors reacted positively to these developments and the stock price rose.

Though energy was the fifth best performing sector in the Fund, it included the Fund’s best performer, ERG S.p.A., an Italian company that engages in oil refining and service station operations. The company is currently transitioning from its oil refinery business to power generation, thereby divesting some assets to pursue this endeavor and pay down higher cost debt. In early December 2012, the firm announced the initiation of a large stake in a wind energy portfolio owned by a GDF Suez S.A. subsidiary with the option to eventually acquire the remaining portion. The deal removed the “ambiguity overhang” regarding what ERG would do with proceeds from the earlier sale of a refinery. Investors reacted favorably to the news, a reception that also reflects the strategic benefits the transaction provides for ERG. The company’s improved wind power presence is seen as advantageous in an increasingly renewables-focused Europe.

Canada-based Niko Resources Ltd., an international exploration and production company with assets in India, Bangladesh, Indonesia, Trinidad, Madagascar and Pakistan, was the

8	Nuveen Investments

second worst detractor to the Fund’s performance. Uncertainty surrounding the refinancing of Niko’s convertible debentures was one of the factors contributing to the selling pressure on the stock. In addition, Niko had a string of unsuccessful exploration wells. Although the financing issue was resolved, disappointing exploration results and uncertainty regarding new development plans led to our exiting the position.

The utilities sector was the Fund’s worst detractor from performance which was led by Centrais Eletricas Brasileiras S.A. (Eletrobrás), an electric generation and distribution company in Brazil. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move early in the fourth quarter of 2012 by proposing uneconomic concessions for mandated tariffs to major electricity suppliers. Investors appeared to perceive the measure as endangering the company’s profitability, with the possibility of impairing assets, resulting in a significant sell-off of the stock. In January 2013, the government announced that it had at least 27 billion real to compensate utility companies that agreed to lower their prices in exchange for the renewal of their licenses that are set to expire in 2015 (about a third of Centrais’ asset concessions were set to expire then). Due to the rate cuts, the company announced at the end of January that it is looking to reduce its workforce by 15%. The situation remains fluid and we are monitoring developments. Other detractors were Exelon Corporation, a utility services holding company, engaged in the energy generation and distribution business in the United States and Electricite de France S.A., the world’s largest nuclear utility.

The materials sector was the second worst performing sector led by the precious metal producers. Anglogold Ashanti Limited, a global gold producer based in South Africa with operations and exploration programs around the world was the sector’s worst detractor. Gold miners that should theoretically experience a premium due to operational leverage have nonetheless, dramatically underperformed spot gold prices. We believe this reflects reservations regarding the sustainability of gold commodity price growth, coupled with concerns about significantly rising costs of production and broadly declining ore grades. In addition, companies with operations in South Africa have had to grapple with labor disputes. Nevertheless, we continue to believe that these companies represent compelling values at current multiples. This is particularly the case considering the various signs of their improving capital discipline, including senior management personnel changes across the industry.

The underperformance in the financials’ sector was due to an underexposure to the benchmark. The sector produced the third and fourth top positive contributors to the Fund’s performance, Credit Suisse Group AG, a provider of private and investment banking services and American International Group, the world’s leading insurance company, respectively.

We initiated several positions during the period including Advance Auto Parts Co., Allscripts Healthcare Solutions Inc., Archer Daniels Midland Co., Banco Santander (Brasil) S.A., Cape PLC, Credit Suisse Group AG, General Motors Company, KB Financial Group Inc., Science Applications International Corporation (SAIC) Inc., Tesco PLC, Teva Pharmaceuticals Industries Ltd., TNT Express N.V., Tyson Foods Inc. and Weatherford International Ltd.

Nuveen Investments	9

We eliminated the following positions: Alliant Techsystems Inc., Chesapeake Energy Corp., Chugoku Marine Paints Ltd., Computer Sciences Corp., Daiwa Securities Group Inc., East Japan Railway Co., Inter Rao Ues OAO, Korea Electric Power Corp., Krka, KT Corporation, Marine Harvest ASA, Niko Resources Ltd., OPAP S.A., Organo Corp., Oriental Weavers, Pantaloon Retail India Ltd., Polyus Gold International Ltd., Profarma Distribuidora de Produtos Farmaceuticos S.A., Sanshin Electronics Co. Ltd., Toppan Printing Company Ltd. and Turkcell Iletisim Hizmetleri A.S.

While experiencing some inflows in the period, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the period.

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Index (ACWI), the S&P Global Natural Resources and the Lipper classification average for the six-month period ended January 31, 2013.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on global energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund invests at least 80% of its net assets in these companies. In addition, under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 50% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country, other than Canada.

Shortly before the reporting period, the Fund’s primary index changed. The S&P Global Natural Resources Index is comprised of ninety of the largest publicly traded companies in natural resources and commodities businesses. The index offers investors diversified, liquid and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals & mining. The S&P Global Natural Resources Index did not exist at the inception of the Fund. Certain peer funds in the Lipper Global Natural Resource Peer Category have adopted the S&P Natural Resources Index as one of their benchmarks. We believe that the S&P Index is reflective of the Fund’s strategy and provides an appropriate performance comparison for shareholders. We also believe that the existing blended MSCI benchmark aids performance comparison given the investment policy of the Fund, and we will continue to provide that performance data.

The Fund’s energy sector holdings contributed positively to performance, while the materials sector detracted the most from performance. The Fund typically invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. While experiencing some inflows in the period, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the period.

Italian energy company ERG S.p.A. was a top positive contributor during the reporting period. In early December 2012, the firm announced the initiation of an 80% stake in a wind energy portfolio owned by a GDF Suez S.A. subsidiary. The move is expected to be

10	Nuveen Investments

completed in the first quarter of 2013, and includes options for ERG to eventually acquire the remaining 20 percent of shares. Investors reacted to the news quite favorably, bidding up the company’s stock to levels not seen in over six months. The deal removed the “ambiguity overhang” regarding what ERG would do with proceeds from the earlier sale of a refinery to Lukoil OJSC. The positive investor reception also reflects the strategic benefits the transaction provides for ERG; the company’s improved wind power presence is seen as advantageous in an increasingly renewable focused Europe.

Hess Corporation, a recognized leader in global oil and gas exploration, was rumored with proposed asset sales and investor activism. Developments were highly positive, and with a dramatic move in the stock price, we believed shares were fully valued. As a result, we completely sold out of our position subsequent to the reporting period.

Oil producer Bankers Petroleum Ltd. was another top contributor in the portfolio over the reporting period. The Canada-based oil producing company experienced significant stock price gains on increasing oil production and improving sentiment toward the company’s management. Plans to deploy much stronger well liners in an effort to mitigate collapse rates were outlined during the reporting period, and these plans seem to have encouraged investors. We view Bankers as well positioned due to the company’s potentially multi-generational oil assets, improving operations and production trending in the right direction and we added to this position during the reporting period.

Centrais Elétricas Brasileiras S.A. (Eletrobrás), a major Brazilian electric utility, was a detractor in the Fund during the reporting period. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move and proposed uneconomic concessions for mandated tariffs to the major electricity suppliers. Investors’ sentiment was that the measure endangered the company’s profitability and could lead to impairment of assets, resulting to a sell-off of the stock. The situation remains very fluid and we are monitoring the situation.

AngloGold Ashanti is the world’s third largest gold producer with 20 operations in 10 countries on four continents. During the reporting period, the company was a bottom performer due to weak gold price. The company also experienced uneasiness in labor issues and announced the CEO’s departure. We believe this gold company still has compelling value at current multiples and continue to hold onto our position.

Medco Energi Internasional is the largest investor-owned oil and gas E&P company in Indonesia, with several ancillary holdings including ethanol production and power generation. Because of high capital expenditure requirements over the next several years, much of it beyond the company’s control, Medco has become a less enticing investment. The company struggled to shed non-performing, non-core assets in recent years and sold off stakes in key assets in order to fund capital expenditures. Throughout the reporting period, we trimmed back on this position.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI EAFE Index and the Lipper classification average for the six-month period ended January 31, 2013.

Nuveen Investments	11

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The Fund’s materials position, comprised mainly of major gold producers, was the greatest detractor to relative results. Barrick Gold Corporation particularly disappointed investors in November by reporting a higher-than-expected capital expenditure estimate for its Pascua-Lama project in Argentina. Many producers continue to underperform gold spot prices, which has been modest in comparison to other major sectors. Though these companies have had to grapple with increased costs and lower production, we believe they represent compelling values at current multiples. This is particularly the case considering the various signs of their improving capital discipline, including senior management personnel changes across the industry.

Major Brazilian electric utility Centrais Elétricas Brasileiras S.A. (Eletrobrás) was a key detractor for the period. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move proposing uneconomic concessions for mandated tariffs to major electricity suppliers. Investors appeared to perceive the measure as endangering Eletrobras’ profitability, with the possibility of impairing assets, resulting in a significant sell-off of the stock.

The Fund continues to have a significant allocation in Japanese companies, invested across a broad range of sectors. With the Fund’s greater allocation to Japan in comparison to the benchmark, the yen’s depreciation over the period further hampered relative results.

For the period, financials were the top performing sector and top contributor for both the Fund and the benchmark on an absolute basis. Strength in the sector was broad based across various segment and regions. The Fund has progressively increased its exposure to financials, most recently with the addition of two new holdings during the period, but remains underweight when compared to the benchmark’s allocation.

The Fund’s allocation to the energy, financials and industrial sectors increased over the period with new positions established in Royal Dutch Shell and Weatherford International Ltd. in the energy sector, Banco Santander and KB Financial Group in the financial sector, and Orkla, TNT Express and Vallourec in the industrial sector. Teva Pharmaceutical was also added to the Fund during the period, while AstraZeneca and Ipsen, also pharmaceutical companies, were eliminated. Other eliminations from the Fund included, Korea Electric Power, Marine Harvest, Nokia, and Polyus Gold.

While experiencing some inflows in the period, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the period.

12	Nuveen Investments

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI Japan Index and Lipper classification average for the six-month period ended January 31, 2013.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Japan received abundant news coverage over the period, including the return of Shinzō Abe to the position of prime minister following a landslide Liberal Democratic Party victory in the December general election. This comes at a time after Japanese companies endured a long list of negative macro factors in both 2011 and 2012, from earthquakes in the north to a strong yen to a sluggish economic environment. The new political landscape may mean a return to fiscal and monetary easing, greater emphasis on nuclear energy, and a tougher stance on China. We find Abe has been unequivocal in his pressuring the Bank of Japan into bolder moves to reflate the economy and weaken the yen until a 2% inflation target is reached. It may be challenging for the economy to sustain the strong economic growth it has experienced in the past; however, the efforts of Japanese companies to reduce costs and restructure their balance sheets may mean that any small positive changes to the economy could result in large positive swings to earnings.

Partly due to business optimism fueled by Abe’s rhetoric, the Fund ended the period with positive returns on an absolute basis in yen terms. The Fund trailed on a relative basis, however, due to individual selections and sector exposure effects, in fairly equal proportion. Industrial and consumer discretionary selections particularly detracted from relative performance led by declines in radio control and display systems manufacturer Futaba Corp. and intimate wear company Wacoal Holdings Corp., respectively. Futaba is in the process of launching a new liquid desiccant for OLED screens, which could be a strong catalyst for the company’s future prospects. Wacoal continues to generate strong returns supported by its cost cutting and strong growth in North America and Asia.

Absolute performance was primarily driven by financial firms, which also lead the Japanese market. Securities brokerage Daiwa Securities Group Inc. was the sector and overall portfolio leader for the period.

Omron Corporation and Xebio Co, Ltd. were new additions to the Fund while Takeda Pharmaceuticals was the sole elimination during the period. Omron Corporation, a leading manufacturer of sensor and control components, appreciated during the period as the outlook for one of Omron Corporation’s business areas improved and strength amongst Omron Corporation’s other business segments were recognized. The other new position to the Fund was Xebio Co. Ltd., one of the largest sports retailers in Japan and may likely benefit from recovering consumer spending in the Tōhoku region, in our view.

Nuveen Investments	13

We anticipate the company may be positively impacted by long term growth in Western Japan as well, where the company is starting to aggressively invest.

As previously mentioned, the yen experienced a period of relative strength through the better part of last year. But at the end of the year through the end of this reporting period, the yen has depreciated significantly. Though companies with heavy exporting exposure should benefit from the decline, the yen’s depreciation over the period hampered results in U.S. dollar terms.

While experiencing some inflows in the period, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the period.

Nuveen Tradewinds Small-Cap Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI AC World Small Cap Index and its Lipper classification average for the six-month period ended January 31, 2013.

The Fund seeks long-term capital appreciation using a disciplined, value-oriented process to invest primarily in equity securities of both U.S. and non-U.S. small market capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

The industrials sector was the leading contributor to performance on a relative basis, as stock selection in that sector benefited from company specific positive developments. The Fund was underweight in consumer discretionary holdings but strength in the overall sector, along with positive stock selection lead to relative outperformance. The energy sector was the primary detractor due to both sector allocation and stock selection. The telecommunication services sector also detracted, led by South African telecom services provider Telkom S.A. SOC Ltd. From a country perspective, the Fund was underweight in the U.S., which, along with positive stock selection, was the top performing country relative to the benchmark. An overweight in Canadian holdings detracted performance, led by weakness in Canadian gold producer Banro Corp.

The Fund’s Industrials holdings outperformed relative to the benchmark led by regional airline Skywest Inc. which strongly appreciated during the period on a new four-year agreement with partner American Airlines.

Italian energy company ERG S.p.A. was a top positive contributor during the reporting period. In early December 2012, the utility-like firm announced the initiation of an 80% stake in a wind energy portfolio owned by a GDF Suez S.A. subsidiary. The move is expected to be completed in the first quarter of 2013, and includes options for ERG to eventually acquire the remaining 20% of shares. Investors reacted to the news quite favorably, bidding up the company’s stock to levels not seen in over six months. The deal removed the “ambiguity overhang” regarding what ERG would do with proceeds from the earlier sale of a refinery to Lukoil OJSC. The positive investor reception also reflects the strategic benefits the transaction provides for ERG; the company’s improved wind

14	Nuveen Investments

power presence is seen as advantageous in an increasingly renewables-focused Europe. In spite of the run up in the price of the stock, ERG is still cheap in our view and offers a solid dividend yield.

Brazilian pharmaceutical distribution company Profarma Distribuidora de Produtos Farmaceuticos S.A. was also a top contributor. The company has been able to demonstrate improvements in top line growth, profitability, and working capital, evidence that its past capital expenditure investments in automating its distribution centers have paid off. Also, Profarma has made some smart, well priced acquisitions expanding their business into hospitals and consumer products.

The largest detractor during the period was Canadian energy company Niko Resources Ltd. Uncertainty surrounding the refinancing of Niko’s convertible debentures was one of the factors contributing to the selling pressure on the stock. In addition, Niko had a string of unsuccessful exploration wells. Although the financing issue was resolved, disappointing exploration results and uncertainty regarding new development plans led to our exiting the position.

Canadian gold producer Banro Corp. was negatively affected during the period by the ongoing political concerns in the Democratic Republic of the Congo, talk of raising equity at unattractive levels and production concerns resulting from equipment upgrades. At the time of this write-up, these concerns have been alleviated through the recent ceasefire between the DRC and the M23 rebels and a financing package of up to $90M through the issuance of preferred shares and credit facilities. As well, the equipment upgrade is expected to finish between March and June of 2013. From a macro perspective, similar to many of its peers, Banro continues to underperform gold spot prices, which in turn have been weak during the period. We believe Banro represents compelling values at current multiples and with most of the aforementioned concerns under control, we expect the stock price to strengthen in the near to medium term.

South African telecom services provider Telkom S.A. SOC Ltd. was a new name added to the portfolio during the period and was another detractor to performance. Weak operating results and a current impasse with the South African government, its key shareholder, were the main reasons for underperformance during the period. Trading at historically low multiples, we believe the company is ripe for a turnaround and have added to the position on weakness.

Another addition to the Fund’s portfolio was U.S. based health care IT provider Allscripts Healthcare Solutions, Inc. Allscripts provides clinical, financial, connectivity, and information solutions and related professional services to hospitals, physicians, and post-acute organizations, primarily in the U.S. and Canada. Allscripts is positioned well for the long term shift by doctors and hospitals from paper to electronic records. Recent execution issues have allowed us to acquire the shares at what we view as attractive valuations.

We eliminated our positions in Marine Harvest ASA and Safaricom Ltd. as we believe these positions had reached their fair or intrinsic value.

The Fund saw net positive inflows for the period, with very slight net outflows during certain months of the period.

Nuveen Investments	15

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Global Resources Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Small-Cap Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

16	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A Shares at NAV	11.85%	-8.63%	14.14%
Class A Shares at maximum Offering Price	5.43%	-13.90%	12.50%
MSCI Emerging Markets Index**	13.11%	7.64%	20.03%
Lipper Emerging Markets Funds Classification Average**	14.15%	9.52%	19.00%

Class C Shares	11.42%	-9.30%	13.29%
Class R3 Shares	11.71%	-8.81%	13.85%
Class I Shares	12.00%	-8.43%	14.41%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A Shares at NAV	12.63%	-1.99%	13.80%
Class A Shares at maximum Offering Price	6.14%	-7.63%	12.13%
Class C Shares	12.28%	-2.69%	12.96%
Class R3 Shares	12.57%	-2.17%	13.52%
Class I Shares	12.78%	-1.75%	14.08%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.81%	1.81%
Class C Shares	2.58%	2.58%
Class R3 Shares	2.11%	2.07%
Class I Shares	1.54%	1.54%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.60% (1.85% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.99%	-5.24%	4.77%	7.62%
Class A Shares at maximum Offering Price	5.53%	-10.68%	3.53%	6.69%
MSCI All Country World Index (ACWI)**	13.43%	14.80%	1.46%	3.36%
Lipper Global Multi-Cap Value Funds Classification Average**	13.71%	10.74%	1.39%	3.13%

Class B Shares w/o CDSC	11.56%	-5.96%	3.98%	6.81%
Class B Shares w/CDSC	6.56%	-9.72%	3.80%	6.81%
Class C Shares	11.59%	-5.96%	3.98%	6.83%
Class R3 Shares	11.88%	-5.49%	4.48%	7.33%
Class I Shares	12.08%	-5.04%	5.00%	7.87%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.54%	-1.45%	3.75%	7.21%
Class A Shares at maximum Offering Price	2.32%	-7.11%	2.53%	6.28%
Class B Shares w/o CDSC	8.13%	-2.16%	2.97%	6.41%
Class B Shares w/CDSC	3.13%	-6.07%	2.79%	6.41%
Class C Shares	8.12%	-2.20%	2.96%	6.42%
Class R3 Shares	8.42%	-1.70%	3.46%	6.93%
Class I Shares	8.67%	-1.16%	3.98%	7.47%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.28%
Class B Shares	2.04%
Class C Shares	2.05%
Class R3 Shares	1.57%
Class I Shares	1.02%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global Resources Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	10.41%	-15.07%	-2.18%	2.19%
Class A Shares at maximum Offering Price	4.05%	-19.94%	-3.33%	1.21%
S&P Global Natural Resources Index**	12.44%	2.50%	-0.60%	3.62%
MSCI All Country World Index (ACWI)**	13.43%	14.80%	1.46%	1.64%
Market Benchmark Composite Index**	14.03%	3.76%	-0.13%	3.25%
Lipper Global Natural Resources Funds Classification Average**	12.43%	-0.95%	-3.48%	1.50%

Class C Shares	9.95%	-15.71%	-2.90%	1.43%
Class R3 Shares	10.22%	-15.31%	-2.44%	1.92%
Class I Shares	10.47%	-14.89%	-1.94%	2.43%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.73%	-8.25%	-2.74%	1.85%
Class A Shares at maximum Offering Price	5.33%	-13.51%	-3.88%	0.85%
Class C Shares	11.27%	-8.97%	-3.46%	1.09%
Class R3 Shares	11.60%	-8.48%	-2.99%	1.58%
Class I Shares	11.74%	-8.08%	-2.51%	2.08%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.19%
Class R3 Shares	1.70%
Class I Shares	1.16%

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/15/06. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.39%	-0.23%	-2.93%	8.96%
Class A Shares at maximum Offering Price	4.96%	-5.96%	-4.07%	8.32%
MSCI EAFE Index**	18.61%	17.25%	-0.79%	9.24%
Lipper International Multi-Cap Core Funds Classification Average**	17.09%	15.30%	-1.15%	8.44%

Class B Shares w/o CDSC	10.99%	-0.98%	-3.65%	8.25%
Class B Shares w/ CDSC	5.99%	-4.82%	-3.81%	8.25%
Class C Shares	11.05%	-0.98%	-3.66%	8.10%
Class R3 Shares	11.31%	-0.49%	-3.16%	8.62%
Class I Shares	11.52%	-0.01%	-2.68%	9.18%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.12%	2.11%	-3.79%	8.51%
Class A Shares at maximum Offering Price	2.83%	-3.75%	-4.92%	7.87%
Class B Shares w/o CDSC	8.67%	1.32%	-4.52%	7.80%
Class B Shares w/ CDSC	3.67%	-2.61%	-4.68%	7.80%
Class C Shares	8.67%	1.32%	-4.52%	7.64%
Class R3 Shares	8.96%	1.83%	-4.02%	8.16%
Class I Shares	9.26%	2.33%	-3.55%	8.72%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.34%
Class B Shares	2.10%
Class C Shares	2.09%
Class R3 Shares	1.61%
Class I Shares	1.09%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.83%	-2.04%	2.08%
Class A Shares at maximum Offering Price	-1.20%	-7.66%	0.62%
MSCI Japan Index**	11.40%	7.30%	4.09%
Lipper Japanese Funds Classification Average**	9.95%	6.37%	5.77%

Class C Shares	4.39%	-2.81%	1.31%
Class I Shares	4.92%	-1.81%	2.34%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A at NAV	1.85%	-0.64%	1.77%
Class A at maximum Offering Price	-4.02%	-6.36%	0.28%
Class C Shares	1.41%	-1.47%	0.99%
Class I Shares	1.95%	-0.44%	2.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.46%	1.48%
Class C Shares	3.08%	2.23%
Class I Shares	2.12%	1.23%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Nuveen Tradewinds Small-Cap Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A Shares at NAV	20.25%	0.36%	10.40%
Class A Shares at maximum Offering Price	13.33%	-5.41%	5.70%
MSCI AC (All Country) World Small Cap Index**	17.16%	15.40%	23.49%
Lipper Global Small/Mid-Cap Funds Classification Average**	16.79%	14.58%	20.11%

Class C Shares	19.77%	-0.40%	9.57%
Class R3 Shares	20.11%	0.12%	10.14%
Class I Shares	20.38%	0.65%	10.70%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*

	6-Month	1-Year	Since Inception
Class A Shares at NAV	18.63%	7.73%	8.83%
Class A Shares at maximum Offering Price	11.81%	1.54%	3.89%
Class C Shares	18.22%	6.88%	7.99%
Class R3 Shares	18.50%	7.48%	8.55%
Class I Shares	18.83%	8.04%	9.11%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.34%	1.47%
Class C Shares	7.09%	2.22%
Class R3 Shares	6.59%	1.72%
Class I Shares	6.09%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/22/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Holding Summaries as of January 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Emerging Markets Fund

Portfolio Allocation1

Common Stocks	91.1%
$25 Par (or similar) Preferred Securities	2.6%
Short-Term Investments	2.5%
Corporate Bonds	1.3%
Sovereign Debt	1.0%
Convertible Bonds	0.6%
Equity Linked Certificates	0.6%
Warrants[5]	0.0%
Others[2]	0.3%

Country Allocation[1]
Brazil	14.5%
Russia	11.1%
South Africa	10.1%
South Korea	7.1%
Canada	5.9%
India	5.5%
Egypt	5.5%
Argentina	4.9%
Hong Kong	4.3%
United States	3.4%
Hungary	3.4%
Taiwan	2.6%
Short-Term Investments[4]	2.5%
Other[6]	19.2%

Portfolio Composition[1]
Metals & Mining	15.6%
Oil, Gas & Consumable Fuels	12.1%
Pharmaceuticals	8.8%
Commercial Banks	8.8%
Wireless Telecommunication Services	7.8%
Electric Utilities	7.7%
Real Estate Management & Development	5.6%
Capital Markets	5.3%
Food Products	4.6%
Diversified Telecommunication Services	4.3%
Short-Term Investments	2.5%
Other[3]	16.9%

Top Five Common Stock Holdings[1]
Gazprom OAO, GDR	3.5%
EGIS Pharmaceuticals PLC	3.4%
RusHydro, GDR	3.2%
United Laboratories International Holdings Ltd	3.0%
Petrobras Petroleo Brasileiro S.A., Sponsored ADR	3.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 4.3% of net assets.

4	Denominated in U.S. Dollars.

5	Rounds to less than 0.1%.

6	Includes other assets less liabilities and all countries less than 2.6% of net assets.

24	Nuveen Investments

Holding Summaries as of January 31, 2013 (continued)

Nuveen Tradewinds Global All-Cap Fund

Portfolio Allocation[1]
Common Stocks	96.0%
Short-Term Investments	2.5%
$25 Par (or similar) Preferred Securities	0.5%
Other[2]	1.0%

Country Allocation[1]
United States	33.3%
Canada	12.6%
Japan	8.8%
France	7.8%
Italy	4.6%
Russia	4.3%
United Kingdom	4.0%
South Africa	3.4%
Short-Term Investments[4]	2.5%
Other[5]	18.7%

Portfolio Composition[1]
Metals & Mining	14.7%
Oil, Gas & Consumable Fuels	14.1%
Electric Utilities	8.8%
Diversified Telecommunication Services	5.9%
Insurance	5.2%
Pharmaceuticals	5.0%
Food Products	4.4%
Commercial Banks	3.9%
Food & Staples Retailing	3.9%
Capital Markets	3.6%
Specialty Retail	3.5%
Aerospace & Defense	2.1%
Wireless Telecommunication Services	2.0%
Airlines	1.8%
Short-Term Investments	2.5%
Other[3]	18.6%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	3.2%
American International Group	3.2%
Electricite de France S.A.	3.2%
Cameco Corporation	3.0%
RusHydro, GDR	2.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.8% of net assets.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 3.4% of net assets.

Nuveen Investments	25

Holding Summaries as of January 31, 2013 (continued)

Nuveen Tradewinds Global Resources Fund

Portfolio Allocation[1]
Common Stocks	96.7%
Short-Term Investments	3.4%
Warrants	0.1%
Other[2]	(0.2)%

Country Allocation[1]
Canada	28.5%
United States	26.9%
Australia	6.4%
Brazil	6.1%
South Africa	5.1%
Italy	4.6%
Russia	4.3%
France	4.0%
Short-Term Investments[4]	3.4%
Other[5]	10.7%

Portfolio Composition[1]
Metals & Mining	31.3%
Oil, Gas & Consumable Fuels	29.7%
Food Products	9.5%
Energy Equipment & Services	6.3%
Chemicals	5.8%
Electric Utilities	5.4%
Short-Term Investments	3.4%
Other[3]	8.6%

Top Five Common Stock Holdings[1]
Weatherford International Ltd	4.2%
Newcrest Mining Limited	3.8%
Kinross Gold Corporation	3.3%
AngloGold Ashanti Limited, Sponsored ADR	3.2%
Talisman Energy Inc.	3.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 5.4% of net assets.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 4.0% of net assets.

26	Nuveen Investments

Holding Summaries as of January 31, 2013 (continued)

Nuveen Tradewinds International Value Fund

Portfolio Allocation[1]
Common Stocks	99.0%
Short-Term Investments	1.6%
Other[2]	(0.6)%

Nuveen Tradewinds Japan Fund

Portfolio Allocation[1]
Common Stocks	95.4%
Short-Term Investments	3.5%
Other[2]	1.1%

Portfolio Composition[1]
Metals & Mining	13.2%
Pharmaceuticals	8.7%
Oil, Gas & Consumable Fuels	8.4%
Diversified Telecommunication Services	8.2%
Insurance	7.4%
Electrical Equipment	4.7%
Wireless Telecommunication Services	4.4%
Food & Staples Retailing	4.4%
Commercial Banks	4.3%
Household Durables	2.7%
Capital Markets	2.5%
Industrial Conglomerates	2.3%
Personal Products	2.1%
Electric Utilities	2.1%
Communications Equipment	2.0%
Software	1.7%
Short-Term Investments	1.6%
Other[3]	19.3%

Portfolio Composition[1]
Commercial Services & Supplies	6.7%
Electronic Equipment & Instruments	5.8%
Pharmaceuticals	5.7%
Electrical Equipment	5.5%
Personal Products	5.3%
Commercial Banks	5.1%
Insurance	5.0%
Beverages	5.0%
Household Durables	4.1%
Machinery	3.6%
Media	3.4%
Food & Staples Retailing	3.0%
Food Products	2.7%
Trading Companies & Distributors	2.5%
Software	2.5%
Wireless Telecommunication Services	2.5%
Chemicals	2.4%
Semiconductors & Equipment	2.4%
Diversified Telecommunication Services	2.3%
Textiles, Apparel & Luxury Goods	2.1%
Short-Term Investments	3.5%
Other[3]	18.9%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	3.1%
Carrefour S.A.	2.7%
GlaxoSmithKline PLC	2.7%
MS&AD Insurance Group Holdings	2.7%
Nippon Telegraph and Telephone Corporation, ADR	2.7%

Country Allocation[1]
Japan	29.1%
France	12.2%
Canada	9.8%
United Kingdom	5.8%
Netherlands	4.7%
South Africa	4.6%
United States	4.3%
Italy	3.7%
South Korea	3.5%
Australia	3.4%
Belgium	3.3%
Germany	3.1%
Short-Term Investments[4]	1.6%
Other[5]	10.9%

Top Five Common Stock Holdings[1]
MS&AD Insurance Group Holdings	3.4%
Sumitomo Mitsui Trust Holdings Inc.	3.3%
Mabuchi Motor Company Limited	3.1%
Seven & I Holdings Co. Ltd.	3.0%
KAO Corporation	2.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.7% of net assets for Nuveen Tradewinds International Value Fund and all industries less than 2.1% of net assets for Nuveen Tradewinds Japan Fund.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 3.1% of net assets.

Nuveen Investments	27

Holding Summaries as of January 31, 2013 (continued)

Nuveen Tradewinds Small-Cap Opportunities Fund

Portfolio Allocation[1]
Common Stocks	86.9%
Short-Term Investments	8.7%
Convertible Bonds	1.9%
Corporate Bonds	0.2%
Equity Linked Certificates	1.0%
Warrants[5]	0.0%
Other[2]	1.3%

Country Allocation[1]
United States	30.9%
Canada	13.5%
Brazil	8.5%
Italy	7.3%
Australia	4.4%
Japan	3.3%
Hong Kong	3.1%
South Africa	2.9%
United Kingdom	2.6%
Argentina	2.3%
Short-Term Investments[4]	8.7%
Other[6]	12.5%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	17.4%
Metals & Mining	9.0%
Capital Markets	6.2%
Pharmaceuticals	5.6%
Electronic Equipment & Instruments	5.0%
Chemicals	3.8%
Food Products	3.4%
Insurance	3.3%
Airlines	2.7%
Construction Materials	2.7%
Professional Services	2.5%
Health Care Providers & Services	2.3%
Real Estate Management & Development	2.3%
Construction & Engineering	2.2%
Health Care Technology	2.2%
Biotechnology	2.1%
Short-Term Investments	8.7%
Other[3]	18.6%

Top Five Common Stock Holdings[1]
ERG S.P.A.	4.3%
Bankers Petroleum Limited	2.9%
Skywest Inc.	2.7%
Ingram Micro, Inc., Class A	2.7%
Uranium Participation Corporation	2.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.2% of net assets.

4	Denominated in U.S. Dollars.

5	Round to less than 0.1%.

6	Includes other assets less liabilities and all countries less than 2.3% of net assets.

28	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,118.50	$1,114.20	$1,117.10	$1,120.00	$1,016.03	$1,012.25	$1,014.77	$1,017.29
Expenses Incurred During Period	$9.72	$13.70	$11.05	$8.39	$9.25	$13.03	$10.51	$7.98

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.82%, 2.57%, 2.07% and 1.57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,119.90	$1,115.60	$1,115.90	$1,118.80	$1,120.80	$1,017.64	$1,013.81	$1,013.86	$1,016.33	$1,018.85
Expenses Incurred During Period	$8.01	$12.05	$12.00	$9.40	$6.74	$7.63	$11.47	$11.42	$8.94	$6.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.26%, 2.25%, 1.76% and 1.26% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	29

Expense Examples (continued)

Nuveen Tradewinds Global Resources Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,104.10	$1,099.50	$1,102.20	$1,104.70	$1,017.80	$1,014.01	$1,016.53	$1,019.06
Expenses Incurred During Period	$7.80	$11.75	$9.11	$6.47	$7.48	$11.27	$8.74	$6.21
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,113.90	$1,109.90	$1,110.50	$1,113.10	$1,115.20	$1,017.80	$1,014.01	$1,014.01	$1,016.53	$1,019.00
Expenses Incurred During Period	$7.83	$11.81	$11.81	$9.16	$6.56	$7.48	$11.27	$11.27	$8.74	$6.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.72% and 1.23% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,048.30	$1,043.90	$1,049.20	$1,017.80	$1,014.01	$1,019.06
Expenses Incurred During Period	$7.59	$11.44	$6.30	$7.48	$11.27	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22% and 1.22% for Classes A, C, and I, respectively, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Small-Cap Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,202.50	$1,197.70	$1,201.10	$1,203.80	$1,017.80	$1,014.01	$1,016.53	$1,019.06
Expenses Incurred During Period	$8.16	$12.30	$9.54	$6.78	$7.48	$11.27	$8.74	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 91.1%

	Aerospace & Defense – 0.8%

12,722	Embraer S.A., ADR	$419,444
	Capital Markets – 5.3%

726,445	EFG – Hermes Holdings SAE, (2)	1,183,481

414,428	GP Investments Ltd., BDR, (2)	1,096,761

14,541	Mirae Asset Securities Company Limited	504,096
	Total Capital Markets	2,784,338
	Chemicals – 1.8%

82,500	Fertilizantes Heringer S.A., (2)	422,992

216,522	United Phosphorus Limited	544,663
	Total Chemicals	967,655
	Commercial Banks – 8.6%

63,900	Arab Bank PLC	690,201

31,190	Banco Marco SA, ADR, (2)	519,314

108,200	Banco Santander S.A.	796,008

2,280,828	First Bank of Nigeria PLC	263,569

230,814	Kazkommertsbank, 144A, GDR, (2)	560,878

21,320	KB Financial Group Inc.	761,621

43,169	Sberbank of Russia, Sponsored ADR, (3)	635,879

2,324,216	Zenith Bank PLC	303,191
	Total Commercial Banks	4,530,661
	Construction & Engineering – 1.1%

193,470	Murray & Roberts Holdings Limited, (2)	550,457
	Construction Materials – 2.7%

764,500	Asia Cement China Holdings Corporation	389,377

235,500	India Cements Limited, 144A, GDR, Reg S	381,275

177,744	India Cements Limited	290,225

1,274,000	Luks Group (Vietnam Holdings) Company Limited	374,542
	Total Construction Materials	1,435,419
	Diversified Telecommunication Services – 4.3%

30,125	KT Corporation, Sponsored ADR, (2)	510,318

461,242	Telecom Egypt SAE	1,002,133

413,865	Telkom SA Ltd, (2)	769,900
	Total Diversified Telecommunication Services	2,282,351
	Electric Utilities – 7.7%

142,500	Centrais Eletricas Brasileiras SA, Eletrobras, PFD B	904,512

164,466	Centrais Eletricas Brasileiras SA, Eletrobras	588,042

72,680,542	Federal Grid Company Unified Energy System JSC, WI/DD, (2), (3)	524,245

80,810	Pampa Energia S/A, Sponsored ADR, (2)	348,291

697,286	RusHydro, GDR	1,707,653
	Total Electric Utilities	4,072,743
	Food Products – 4.6%

90,947	Adecoagro SA, (2)	773,050

91,800	BrasilAgro, (2)	464,221

10,180	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	283,208

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Food Products (continued)

22,911	MHP SA, 144A, GDR, (2), (3)	$375,740

2,625,000	REI Agro Limited	495,981
	Total Food Products	2,392,200
	Health Care Providers & Services – 0.5%

590,900	Faber Group Berhad	271,962
	Hotels, Restaurants & Leisure – 0.6%

25,825	Orascom Development Holding AG, (2)	329,180
	Household Durables – 1.4%

134,900	Gafisa S.A., (2)	336,683

117,580	Oriental Weavers Company	402,719
	Total Household Durables	739,402
	Industrial Conglomerates – 0.9%

282,764	Turk Sise ve Cam Fabrikalari SA	493,581
	Insurance – 1.8%

853,994	Cathay Financial Holding Company Limited	951,566
	Metals & Mining – 14.7%

55,328	AngloGold Ashanti Limited, Sponsored ADR	1,550,291

30,323	Banro Corporation, (2)	75,201

69,737	Banro Corporation, (2)	171,301

32,550	Dundee Precious Metals Inc.	289,797

2,464,516	Eastern Platinum Limited, (2)	481,833

96,817	Gabriel Resources, Limited, (2)	249,468

124,692	Gold Fields Limited, Sponsored ADR	1,448,921

39,393	Impala Platinum Holdings Limited	715,155

306,407	Polyus Gold International Ltd., (2)	1,088,554

24,874	Silver Standard Resources, Inc., (2)	299,732

138,805	Turquoise Hill Resources Limited, (2)	1,075,739

13,700	Vale S.A., PFD	266,247
	Total Metals & Mining	7,712,239
	Multiline Retail – 0.5%

54,247	Pantaloon Retail India Limited, (2)	252,622
	Oil, Gas & Consumable Fuels – 11.5%

352,305	Bankers Petroleum Limited, (2)	1,084,396

197,568	Gazprom OAO, Sponsored GDR	1,861,090

147,544	Petrobras Argentina S.A., ADR	793,787

86,387	Petrobras Petroleo Brasileiro S.A., Sponsored ADR	1,562,741

4,600,000	PT Medco Energi Internasional TbK	741,478
	Total Oil, Gas & Consumable Fuels	6,043,492
	Pharmaceuticals – 8.8%

20,562	EGIS Pharmaceuticals PLC	1,767,103

7,493	Krka	546,140

37,197	Pharmstandard OJSC, 144A, GDR, (2), (3)	722,738

3,494,500	United Laboratories International Holdings Ltd	1,599,592
	Total Pharmaceuticals	4,635,573

32	Nuveen Investments

Shares		Description (1)				Value

		Real Estate Management & Development – 5.6%

87,979		Cresud S.A., Sponsored ADR				$840,199

837,611		Emaar Properties PJSC				1,110,581

37,451		IRSA Inversiones y Representaciones S.A., Sponsored ADR				331,441

50,445		Solidere, GDR, 144A, (3)				648,218
		Total Real Estate Management & Development				2,930,439
		Textiles, Apparel & Luxury Goods – 0.1%

8,439,000		China Hongxing Sports Limited, (2), (4)				49,026
		Tobacco – 0.6%

19,800		Eastern Tobacco Co.				293,409
		Wireless Telecommunication Services – 7.2%

101,500		Bharti AirTel Limited				644,036

24,500		China Mobile Limited				269,470

3,188		Millicom International Cellular S.A.				293,296

13,814		MTN Group Limited				270,413

145,516		NII Holdings Inc., (2)				1,018,612

4,467,100		Safaricom Limited				277,760

34,595		SK Telecom Company Limited, ADR				586,385

19,872		TIM Participacoes S.A., ADR				437,183
		Total Wireless Telecommunication Services				3,797,155
		Total Common Stocks (cost $54,020,510)				47,934,914

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		SOVEREIGN DEBT – 1.0%

		Argentina – 1.0%

$768		Province of Buenos Aires, 144A	10.875%	1/26/21	B-	$552,960
		Total Sovereign Debt (cost $733,505)				552,960

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		CONVERTIBLE BONDS – 0.6%

		Oil, Gas & Consumable Fuels – 0.6%

300	EUR	Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	4.000%	3/20/16	B+	$317,725
		Total Convertible Bonds (cost $242,409)				317,725

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		CORPORATE BONDS – 1.3%

		Commercial Banks – 0.2%

100		Ukraine Export-Import Bank Loan Participation with Credit Suisse International	5.790%	2/09/16	Caa1	$86,875
		Construction Materials – 0.2%

100		C5 Capital Special Purpose Vehicle Ltd., Series 2006, 144A	0.349%	12/31/49	B+	65,000

50	EUR	C10 Capital Special Purpose Vehicle Ltd., Guaranteed by Cemex SAB de CV	6.277%	5/29/49	B+	45,011
		Total Construction Materials				110,011

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Emerging Markets Fund (continued)

January 31, 2013

Principal Amount (000) (6)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Metals & Mining – 0.9%

561	Banro Corporation, 144A	10.000%	3/01/17	N/R	$471,240
	Total Corporate Bonds (cost $737,199)				668,126

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.6%

	Household Durables – 2.6%

73,210	LG Electronics Inc., PFD	0.000%		N/R	$1,347,991
	Total $25 Par (or similar) Preferred Securities (cost $1,492,337)				1,347,991

Shares	Description (1)				Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

26,928	Banro Corporation, 144A				$6,732
	Total Warrants (cost $–)				6,732

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 0.6% (7)

	Wireless Telecommunication Services – 0.6%

93,562	CLSA Asian Securities Program, Equity Linked Note, NTPC Limited, 144A				$274,118

1,896	CLSA Asian Securities Program, Equity Linked Note, Underlying Shares Etihad Etisalat Company of Saudi Arabia, 144A				37,473
	Total Equity Linked Certificates (cost $390,915)				311,591

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.5%

$1,342	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $1,342,353, collateralized by $1,325,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $1,370,029	0.010%	2/01/13		$1,342,352
	Total Short-Term Investments (cost $1,342,352)				1,342,352
	Total Investments (cost $58,959,227) – 99.7%				52,482,391
	Other Assets Less Liabilities – 0.3%				140,171
	Net Assets – 100%				$52,622,562

34	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

N/R	Not Rated.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

BDR	Brazilian Depositary Receipt.

GDR	Global Depositary Receipt.

EUR	Euro.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 96.0%

	Aerospace & Defense – 2.1%

368,400	Finmeccanica SPA, (2)	$2,421,035

183,530	Thales S.A.	6,607,464
	Total Aerospace & Defense	9,028,499
	Air Freight & Logistics – 0.5%

303,345	TNT Express NV	2,330,841
	Airlines – 1.8%

670,700	Southwest Airlines Co.	7,518,547
	Automobiles – 1.0%

157,000	General Motors Company, (2)	4,410,130
	Capital Markets – 3.6%

173,127	Credit Suisse Group, Sponsored ADR	5,114,172

1,375,000	EFG – Hermes Holdings SAE, (2)	2,240,067

166,000	Guoco Group Limited	1,990,613

1,052,000	Uranium Participation Corporation, (2)	5,864,367
	Total Capital Markets	15,209,219
	Chemicals – 1.1%

77,733	Mosaic Company	4,761,146
	Commercial Banks – 3.9%

814,624	Banco Santander Brasil S.A., ADR	6,044,510

139,262	KB Financial Group Inc., ADR, (2)	4,918,734

1,491,000	Sumitomo Mitsui Trust Holdings Inc.	5,511,050
	Total Commercial Banks	16,474,294
	Commercial Services & Supplies – 0.4%

445,456	Cape PLC	1,570,181
	Communications Equipment – 0.9%

179,528	Cisco Systems, Inc.	3,692,891
	Computers & Peripherals – 1.6%

140,616	Western Digital Corporation	6,608,952
	Diversified Telecommunication Services – 5.9%

210,500	Nippon Telegraph and Telephone Corporation	8,816,392

1,945,000	Telecom Egypt SAE	4,225,868

8,840,000	Telecom Italia S.p.A.	7,561,865

192,451	Vivendi S.A.	4,126,087
	Total Diversified Telecommunication Services	24,730,212
	Electric Utilities – 8.8%

933,848	Centrais Eletricas Brasileiras S.A., PFD B ADR	5,901,919

694,832	Electricite de France S.A.	13,345,009

250,995	Exelon Corporation	7,891,283

4,023,000	RusHydro, GDR	9,852,327
	Total Electric Utilities	36,990,538
	Electrical Equipment – 1.6%

230,356	Areva S.A., (2)	4,616,597

201,600	Futaba Corporation	2,140,670
	Total Electrical Equipment	6,757,267

36	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.2%

283,145	Ingram Micro, Inc., Class A, (2)	$5,147,576
	Energy Equipment & Services – 1.3%

423,700	Weatherford International Ltd, (2)	5,656,395
	Food & Staples Retailing – 3.9%

149,346	Carrefour S.A.	4,254,369

274,500	Kroger Co.	7,603,650

820,728	Tesco PLC	4,637,867
	Total Food & Staples Retailing	16,495,886
	Food Products – 4.4%

364,401	Adecoagro SA, (2)	3,097,409

281,964	Archer-Daniels-Midland Company	8,044,433

476,900	BrasilAgro Companhia Brasileira de Propriedades Agricolas, (2)	2,411,622

232,700	Tyson Foods, Inc., Class A	5,147,324
	Total Food Products	18,700,788
	Health Care Technology – 1.2%

446,000	Allscripts Healthcare Solutions Inc., (2)	4,941,680
	Insurance – 5.2%

354,874	American International Group, (2)	13,424,883

280,600	MS&AD Insurance Group Holdings	5,888,473

217,061	Old Republic International Corporation	2,474,495
	Total Insurance	21,787,851
	IT Services – 0.8%

289,000	SAIC, Inc.	3,496,900
	Machinery – 1.5%

1,080,000	Japan Steel Works Limited	6,235,879
	Marine – 1.3%

254,625	Stolt-Nielsen Ltd.	5,430,049
	Metals & Mining – 14.7%

211,000	AngloGold Ashanti Limited, Sponsored ADR	5,912,220

430,000	Barrick Gold Corporation	13,725,600

16,440,000	Eastern Platinum Limited, (2)	3,214,157

897,500	Gabriel Resources, Limited, (2)	2,312,588

200,000	Gold Fields Limited	2,319,968

309,302	Impala Platinum Holdings Limited	5,615,185

951,000	Kinross Gold Corporation	7,826,730

288,400	Newcrest Mining Limited	7,037,396

143,000	Newmont Mining Corporation	6,143,280

478,587	NovaGold Resources Inc., (2)	2,115,355

679,200	Turquoise Hill Resources Limited, (2)	5,263,800

5,000,000	Village Main Reef Limited	704,308
	Total Metals & Mining	62,190,587
	Oil, Gas & Consumable Fuels – 14.1%

1,019,000	Arch Coal Inc.	7,255,280

1,758,086	Bankers Petroleum Limited, (2)	5,411,394

583,240	Cameco Corporation	12,568,822

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2013

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

135,800	CONSOL Energy Inc.			$4,255,972

949,247	ERG S.P.A.			9,305,775

874,329	Gazprom OAO, Sponsored GDR			8,236,179

53,800	Hess Corporation			3,613,208

166,300	Peabody Energy Corporation			4,182,445

14,756,000	PT Medco Energi Internasional TbK			2,378,534

67,300	Southwestern Energy Company, (2)			2,308,390
	Total Oil, Gas & Consumable Fuels			59,515,999
	Pharmaceuticals – 5.0%

30,400	EGIS Pharmaceuticals PLC			2,612,583

115,931	Ipsen S.A.			4,073,802

69,512	Novartis AG			4,735,722

243,017	Teva Pharmaceutical Industries Limited, Sponsored ADR			9,232,216

955,443	United Laboratories International Holdings Ltd			437,350
	Total Pharmaceuticals			21,091,673
	Real Estate Management & Development – 0.7%

218,535	Solidere, GDR, 144A, (3)			2,808,175
	Specialty Retail – 3.5%

66,574	Advance Auto Parts, Inc.			4,894,520

603,000	Best Buy Co., Inc.			9,804,780
	Total Specialty Retail			14,699,300
	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (2), (4)			185,610
	Trading Companies & Distributors – 1.1%

318,000	Mitsui & Company Limited			4,802,428
	Transportation Infrastructure – 0.9%

478,000	Kamigumi Company Limited			3,899,481
	Wireless Telecommunication Services – 2.0%

619,000	NII Holdings Inc., (2)			4,333,000

235,307	SK Telecom Company Limited, ADR			3,988,454
	Total Wireless Telecommunication Services			8,321,454
	Total Common Stocks (cost $436,170,858)			405,490,428

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.5%

	Household Durables – 0.5%

115,000	LG Electronics Inc., PFD	0.000%	N/R	$2,117,455
	Total $25 Par (or similar) Preferred Securities (cost $3,206,364)			2,117,455

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

$10,485	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/13, repurchase price $10,485,044, collateralized by $10,760,000 U.S. Treasury Notes, 0.625%, due 9/30/17, value $10,696,979	0.010%	2/01/13	$10,485,041
	Total Short-Term Investments (cost $10,485,041)			10,485,041
	Total Investments (cost $449,862,263) – 99.0%			418,092,924
	Other Assets Less Liabilities – 1.0%			4,341,495
	Net Assets – 100%			$422,434,419

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 96.7%

	Capital Markets – 2.4%

163,422	Uranium Participation Corporation, (2)	$910,995
	Chemicals – 5.8%

74,000	Chugoku Marine Paints Limited	390,049

79,800	Fertilizantes Heringer S.A., (2)	409,149

6,120	Mosaic Company	374,850

14,405	Potash Corporation of Saskatchewan	612,213

146,030	United Phosphorus Limited	367,340
	Total Chemicals	2,153,601
	Electric Utilities – 5.4%

70,240	Centrais Eletricas Brasileiras S.A., PFD B	445,845

43,383	Electricite de France S.A.	833,218

306,788	RusHydro, GDR	751,324
	Total Electric Utilities	2,030,387
	Electrical Equipment – 1.7%

32,726	Areva S.A., (2)	655,866
	Energy Equipment & Services – 6.3%

15,878	Superior Energy Services, Inc., (2)	396,474

6,527	Transocean Ltd.	370,146

118,028	Weatherford International Ltd, (2)	1,575,673
	Total Energy Equipment & Services	2,342,293
	Food Products – 9.5%

79,644	Adecoagro S.A., (2)	676,974

41,347	Archer-Daniels-Midland Company	1,179,630

117,900	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (2)	596,205

16,320	MHP S.A., 144A, GDR, (2), (3)	267,648

16,881	Smithfield Foods, Inc., (2)	393,496

20,300	Tyson Foods, Inc., Class A	449,036
	Total Food Products	3,562,989
	Machinery – 1.9%

122,000	Japan Steel Works Limited	704,423
	Metals & Mining – 31.2%

65,890	Alcoa Inc.	582,468

227,599	Alumina Limited	262,261

42,526	AngloGold Ashanti Limited, Sponsored ADR	1,191,579

149,545	Banro Corporation, (2)	370,872

35,733	Barrick Gold Corporation	1,140,597

49,613	Dundee Precious Metals Inc.	441,712

3,742,914	Eastern Platinum Limited, (2)	731,771

133,817	Gabriel Resources, Limited, (2)	344,806

39,151	Impala Platinum Holdings Limited	710,762

148,362	Kinross Gold Corporation	1,221,019

58,833	Newcrest Mining Limited	1,435,614

106,360	NovaGold Resources Inc., (2)	470,111

120,492	Polyus Gold International Ltd., (2)	428,065

40	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

464,629	Saint Barbara Limited, (2)			$695,279

59,225	Silver Standard Resources, Inc., (2)			713,661

121,184	Turquoise Hill Resources Limited, (2)			939,176
	Total Metals & Mining			11,679,753
	Oil, Gas & Consumable Fuels – 29.7%

83,560	Arch Coal Inc.			594,947

306,320	Bankers Petroleum Limited, (2)			942,854

53,175	Cameco Corporation			1,145,921

26,758	CONSOL Energy Inc.			838,596

8,925	Devon Energy Corporation			510,421

115,858	ERG S.P.A.			1,135,793

44,430	Gazprom OAO, Sponsored GDR			418,531

11,330	Hess Corporation			760,923

31,895	Peabody Energy Corporation			802,159

154,193	Petrobras Argentina S.A., ADR			829,558

2,336,500	PT Medco Energi Internasional TbK			376,623

422,442	Saras SpA, (2)			569,577

16,294	Southwestern Energy Company, (2)			558,884

12,624	Suncor Energy, Inc.			429,468

94,693	Talisman Energy Inc.			1,185,556
	Total Oil, Gas & Consumable Fuels			11,099,811
	Real Estate Management & Development – 2.8%

108,536	Cresud S.A., Sponsored ADR			1,036,519
	Total Common Stocks (cost $40,295,520)			36,176,637

Shares	Description (1)			Value
	WARRANTS – 0.1%

	Metals & Mining – 0.1%

75,504	Banro Corporation, 144A			$18,876
	Total Warrants (cost $–)			18,876

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.4%

$1,283	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $1,282,750, collateralized by $1,270,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $1,313,160	0.010%	2/01/13	$1,282,749
	Total Short-Term Investments (cost $1,282,749)			1,282,749
	Total Investments (cost $41,578,269) – 100.2%			37,478,262
	Other Assets Less Liabilities – (0.2)%			(61,459)
	Net Assets – 100%			$37,416,803

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund (continued)

January 31, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.6%

186,312	Thales S.A.	$6,707,622
	Air Freight & Logistics – 1.0%

579,845	TNT Express NV	4,455,410
	Automobiles – 1.6%

69,739	Toyota Motor Corporation, Sponsored ADR	6,651,008
	Beverages – 0.6%

152,400	Coca Cola West Holdings Company Ltd.	2,404,869
	Capital Markets – 2.5%

609,530	UBS AG	10,587,536
	Commercial Banks – 4.3%

675,626	Banco Santander Brasil S.A., ADR	5,013,145

151,063	KB Financial Group Inc., ADR	5,335,545

2,196,000	Sumitomo Mitsui Trust Holdings Inc.	8,116,879
	Total Commercial Banks	18,465,569
	Commercial Services & Supplies – 1.6%

842,000	Dai Nippon Printing Co., Ltd.	6,804,505
	Communications Equipment – 2.0%

731,790	Telefonaktiebolaget LM Ericsson, Sponsored ADR	8,488,764
	Diversified Financial Services – 1.1%

473,660	ING Groep N.V., (2)	4,790,720
	Diversified Telecommunication Services – 8.2%

257,254	Belgacom S.A.	7,852,258

545,937	Nippon Telegraph and Telephone Corporation, ADR	11,497,433

13,301,990	Telecom Italia S.p.A.	11,378,714

199,826	Vivendi S.A.	4,284,205
	Total Diversified Telecommunication Services	35,012,610
	Electric Utilities – 2.1%

111,652	Centrais Eletricas Brasileiras S.A., Eletrobras, PFD B ADR	705,641

513,665	Centrais Eletricas Brasileiras S.A., Eletrobras	1,836,591

324,598	Electricite de France S.A.	6,234,260
	Total Electric Utilities	8,776,492
	Electrical Equipment – 4.7%

141,300	Alstom S.A.	6,271,814

262,584	Areva S.A., (2)	5,262,483

193,700	Mabuchi Motor Company Limited	8,695,265
	Total Electrical Equipment	20,229,562
	Electronic Equipment & Instruments – 1.5%

314,500	FUJIFILM Holdings Corp.	6,266,269
	Energy Equipment & Services – 1.5%

472,255	Weatherford International Ltd, (2)	6,304,604
	Food & Staples Retailing – 4.4%

411,187	Carrefour S.A.	11,713,346

229,000	Seven & I Holdings Co. Ltd.	6,966,789
	Total Food & Staples Retailing	18,680,135

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Household Durables – 2.7%

754,600	Panasonic Corp.	$4,934,669

592,000	Sekisui House, Ltd.	6,512,680
	Total Household Durables	11,447,349
	Industrial Conglomerates – 2.3%

384,370	Orkla ASA	3,391,355

59,280	Siemens AG	6,506,847
	Total Industrial Conglomerates	9,898,202
	Insurance – 7.4%

186,057	Ageas	6,140,132

46,654	Allianz SE	6,673,590

189,499	Axis Capital Holdings Limited	7,252,127

554,200	MS&AD Insurance Group Holdings	11,630,049
	Total Insurance	31,695,898
	Internet & Catalog Retail – 1.0%

2,138,881	Home Retail Group	4,070,718
	Leisure Equipment & Products – 1.4%

154,600	Sankyo Company Ltd.	6,153,907
	Machinery – 1.4%

677,000	Japan Steel Works Limited	3,908,973

41,152	Vallourec S.A.	2,237,563
	Total Machinery	6,146,536
	Media – 1.5%

316,238	Wolters Kluwer NV	6,410,766
	Metals & Mining – 13.2%

3,705,060	Alumina Limited	4,269,317

331,251	AngloGold Ashanti Limited, Sponsored ADR	9,281,653

416,784	Barrick Gold Corporation	13,303,745

709,185	Gold Fields Limited	8,226,433

111,189	Impala Platinum Holdings Limited	2,018,567

1,131,480	Kinross Gold Corporation	9,312,080

415,684	Newcrest Mining Limited	10,143,318
	Total Metals & Mining	56,555,113
	Oil, Gas & Consumable Fuels – 8.4%

503,989	Cameco Corporation	10,860,963

444,178	ERG S.P.A.	4,354,420

836,775	Gazprom OAO, Sponsored GDR	7,882,421

61,287	Royal Dutch Shell PLC, Class B, ADR	4,456,791

671,995	Talisman Energy Inc.	8,413,377
	Total Oil, Gas & Consumable Fuels	35,967,972
	Personal Products – 2.1%

647,600	Shiseido Company, Limited	8,972,707
	Pharmaceuticals – 8.7%

285,500	Daiichi Sankyo Company Limited	4,833,003

510,595	GlaxoSmithKline PLC	11,705,713

101,969	Sanofi S.A.	9,949,276

44	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals (continued)

287,439	Teva Pharmaceutical Industries Limited, Sponsored ADR			$10,919,808
	Total Pharmaceuticals			37,407,800
	Professional Services – 1.1%

93,569	Manpower Inc.			4,818,804
	Semiconductors & Equipment – 1.5%

190,800	Rohm Company Limited			6,342,960
	Software – 1.7%

73,500	Nintendo Co., Ltd.			7,169,555
	Textiles, Apparel & Luxury Goods – 1.5%

626,000	Wacoal Holdings Corporation			6,537,591
	Wireless Telecommunication Services – 4.4%

576,353	SK Telecom Company Limited, ADR			9,769,183

3,304,107	Vodafone Group PLC			9,018,580
	Total Wireless Telecommunication Services			18,787,763
	Total Common Stocks (cost $401,132,791)			423,009,316

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$6,846	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/13, repurchase price $6,845,674, collateralized by $7,025,000 U.S. Treasury Notes, 0.625%, due 9/30/17, value $6,983,855	0.010%	2/01/13	$6,845,672
	Total Short-Term Investments (cost $6,845,672)			6,845,672
	Total Investments (cost $407,978,463) – 100.6%			429,854,988
	Other Assets Less Liabilities – (0.6)%			(2,419,174)
	Net Assets – 100%			$427,435,814

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 95.4%

	Automobiles – 1.6%

652	Toyota Motor Corporation, Sponsored ADR	$62,181
	Beverages – 5.0%

6,000	Coca Cola West Holdings Company Ltd.	94,680

8,000	Kirin Holdings Co Ltd.	99,820
	Total Beverages	194,500
	Building Products – 1.5%

2,600	Lixil Group Corporation	60,390
	Capital Markets – 1.0%

7,000	Daiwa Securities Group Inc.	40,647
	Chemicals – 2.4%

18,000	Chugoku Marine Paints Limited	94,877
	Commercial Banks – 5.1%

16,000	77 Bank Limited	68,763

35,000	Sumitomo Mitsui Trust Holdings Inc.	129,367
	Total Commercial Banks	198,130
	Commercial Services & Supplies – 6.7%

7,000	Dai Nippon Printing Co., Ltd.	56,570

4,000	Duskin Company Limited	76,068

1,500	Secom Company	74,799

9,000	Toppan Printing Company Limited	55,804
	Total Commercial Services & Supplies	263,241
	Construction & Engineering – 1.8%

14,000	Obayashi Corporation	71,803
	Containers & Packaging – 1.8%

5,400	Toyo Seikan Kaisha Ltd.	68,914
	Diversified Telecommunication Services – 2.3%

4,225	Nippon Telegraph and Telephone Corporation, ADR	88,979
	Electrical Equipment – 5.5%

8,700	Futaba Corporation	92,380

2,700	Mabuchi Motor Company Limited	121,204
	Total Electrical Equipment	213,584
	Electronic Equipment & Instruments – 5.8%

3,932	FUJIFILM Holdings Corp., ADR, (2)	77,814

600	Kyocera Corporation	54,262

700	Omron Corporation	16,642

11,300	Sanshin Electronics Company Limited	76,614
	Total Electronic Equipment & Instruments	225,332
	Food & Staples Retailing – 3.0%

3,800	Seven & I Holdings Co. Ltd.	115,606
	Food Products – 2.7%

4,000	Nippon Meat Packers Inc.	54,109

1,400	Nissin Foods Holdings Company Limited	53,201
	Total Food Products	107,310

46	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 4.1%

10,985	Panasonic Corporation, Sponsored ADR	$72,611

8,000	Sekisui House, Ltd.	88,009
	Total Household Durables	160,620
	Insurance – 5.0%

6,400	MS&AD Insurance Group Holdings	134,306

2,900	NKSJ Holdings Inc.	60,921
	Total Insurance	195,227
	IT Services – 1.0%

2,200	TKC Corporation	39,046
	Leisure Equipment & Products – 1.9%

800	Fields Corporation	11,119

1,600	Sankyo Company Ltd.	63,689
	Total Leisure Equipment & Products	74,808
	Machinery – 3.6%

10,000	Amada Company Limited	62,551

6,000	Japan Steel Works Limited	34,644

8,000	Organo Corporation	43,567
	Total Machinery	140,762
	Media – 3.4%

850	Hakuhodo DY Holdings Inc.	57,816

4,800	TV Asahi Corporation	73,959
	Total Media	131,775
	Oil, Gas & Consumable Fuels – 2.1%

13,800	JX Holdings Inc.	81,492
	Personal Products – 5.3%

4,000	KAO Corporation	114,779

6,600	Shiseido Company, Limited	91,445
	Total Personal Products	206,224
	Pharmaceuticals – 5.7%

1,300	Astellas Pharma Inc.	66,176

6,000	Daiichi Sankyo Company Limited	101,569

3,000	Kissei Pharmaceuticals Company Limited	56,460
	Total Pharmaceuticals	224,205
	Real Estate Management & Development – 1.4%

3,000	Daiwa House Industry Company Limited	55,082
	Road & Rail – 1.8%

500	East Japan Railway Company	33,791

900	West Japan Railway Company	35,530
	Total Road & Rail	69,321
	Semiconductors & Equipment – 2.4%

2,800	Rohm Company Limited	93,083
	Software – 2.5%

1,000	Nintendo Co., Ltd.	97,545
	Specialty Retail – 0.9%

1,700	Xebio Company Limited	34,764

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Japan Fund (continued)

January 31, 2013

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 2.1%

8,000	Wacoal Holdings Corporation			$83,547
	Trading Companies & Distributors – 2.5%

6,600	Mitsui & Company Limited			99,673
	Transportation Infrastructure – 1.0%

5,000	Kamigumi Company Limited			40,790
	Wireless Telecommunication Services – 2.5%

6,314	NTT DoCoMo Inc., Sponsored ADR			95,784
	Total Common Stocks (cost $3,516,432)			3,729,242

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.5%

$136	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $136,035, collateralized by $135,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $139,588	0.010%	2/01/13	$136,034
	Total Short-Term Investments (cost $136,034)			136,034
	Total Investments (cost $3,652,466) – 98.9%			3,865,276
	Other Assets Less Liabilities – 1.1%			42,702
	Net Assets – 100%			$3,907,978

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Small-Cap Opportunities Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 86.9%

	Aerospace & Defense – 1.7%

404	Alliant Techsystems Inc.	$26,147

9,806	Finmeccanica SPA, (2)	64,443
	Total Aerospace & Defense	90,590
	Airlines – 2.7%

11,781	Skywest Inc.	148,912
	Biotechnology – 1.1%

9,804	Dendreon Corporation, (2)	57,648
	Capital Markets – 6.2%

41,029	EFG – Hermes Holdings SAE, (2)	66,842

28,152	GP Investments Ltd., BDR, (2)	74,503

1,760	Mirae Asset Securities Company Limited	61,014

24,227	Uranium Participation Corporation, (2)	135,053
	Total Capital Markets	337,412
	Chemicals – 2.8%

13,000	Chugoku Marine Paints Limited	68,522

16,000	Fertilizantes Heringer S.A., (2)	82,035
	Total Chemicals	150,557
	Commercial Banks – 2.0%

2,454	Laurentian Bank of Canada	108,504
	Commercial Services & Supplies – 1.5%

17,575	Downer EDI Limited, (2)	82,472
	Construction & Engineering – 2.2%

2,129	Layne Christensen Company, (2)	48,264

25,260	Murray & Roberts Holdings Limited, (2)	71,869
	Total Construction & Engineering	120,133
	Construction Materials – 2.7%

50,913	India Cements Limited, 144A, GDR, Reg S	82,428

222,000	Luks Group Vietnam Holdings Company Limited	65,265
	Total Construction Materials	147,693
	Diversified Telecommunication Services – 1.5%

44,675	Telkom S.A. Ltd, WI/DD, (2)	83,107
	Electronic Equipment & Instruments – 5.0%

8,191	Ingram Micro, Inc., Class A, (2)	148,912

2,371	Tech Data Corporation, (2)	120,708
	Total Electronic Equipment & Instruments	269,620
	Food Products – 3.4%

13,300	BrasilAgro Companhia Brasileira de Propriedades Agricolas, (2)	67,256

2,997	Fresh Del Monte Produce Inc.	78,971

1,640	Smithfield Foods, Inc., (2)	38,228
	Total Food Products	184,455
	Health Care Providers & Services – 2.3%

2,678	Health Net Inc., (2)	72,842

6,300	Profarma Distribuidora de Produtos Farmaceuticos S.A.	53,719
	Total Health Care Providers & Services	126,561

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Small-Cap Opportunities Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Health Care Technology – 2.2%

10,564	Allscripts Healthcare Solutions Inc., (2)	$117,049
	Hotels, Restaurants & Leisure – 2.0%

8,687	Orascom Development Holding AG, (2)	110,729
	Household Durables – 1.3%

14,143	Gafisa S.A., ADR, (2)	69,584
	Insurance – 3.3%

2,336	Endurance Specialty Holdings Limited	100,261

6,930	Old Republic International Corporation	79,002
	Total Insurance	179,263
	Internet & Catalog Retail – 0.9%

25,521	Home Retail Group	48,572
	Leisure Equipment & Products – 1.0%

4,100	Fields Corporation	56,986
	Machinery – 1.0%

9,000	Japan Steel Works Limited	51,966
	Marine – 1.7%

4,434	Stolt-Nielsen Ltd.	94,558
	Metals & Mining – 8.8%

13,383	Alumina Limited, Sponsored ADR	60,759

30,673	Banro Corporation, (2)	76,069

412,176	Eastern Platinum Limited, (2)	80,584

12,601	Gabriel Resources, Limited, (2)	32,469

11,268	NovaGold Resources Inc., (2)	49,805

65,089	Saint Barbara Limited, (2)	97,400

6,699	Silver Standard Resources, Inc., (2)	80,723
	Total Metals & Mining	477,809
	Oil, Gas & Consumable Fuels – 16.5%

15,795	Arch Coal Inc.	112,460

51,123	Bankers Petroleum Limited, (2)	157,357

24,022	ERG S.P.A.	235,495

8,842	Goodrich Petroleum Corporation, (2)	87,889

21,504	Petrobras Argentina S.A., ADR	115,692

572,500	PT Medco Energi Internasional TbK	92,282

73,521	Saras SpA, (2)	99,128
	Total Oil, Gas & Consumable Fuels	900,303
	Paper & Forest Products – 0.9%

612	Domtar Corporation	50,937
	Pharmaceuticals – 5.6%

1,245	EGIS Pharmaceuticals PLC	106,996

4,843	Pharmstandard OJSC, 144A, GDR, (2), (4)	94,099

223,500	United Laboratories International Holdings Ltd	102,306
	Total Pharmaceuticals	303,401
	Professional Services – 2.5%

13,095	CBIZ Inc., (2)	79,356

1,798	FTI Consulting Inc., (2)	58,435
	Total Professional Services	137,791

50	Nuveen Investments

Shares	Description (1)				Value

	Real Estate Management & Development – 2.3%

9,558	Cresud S.A., Sponsored ADR				$91,279

3,540	IRSA Inversiones y Representaciones S.A., Sponsored ADR				31,329
	Total Real Estate Management & Development				122,608
	Wireless Telecommunication Services – 1.8%

14,177	NII Holdings Inc., (2)				99,240
	Total Common Stocks (cost $4,437,843)				4,728,460

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.9%

	Biotechnology – 1.1%

$70	Dendreon Corporation, Convertible Bond	2.875%	1/15/16	N/R	$57,925
	Oil, Gas & Consumable Fuels – 0.8%

117	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	45,922
$187	Total Convertible Bonds (cost $119,704)				103,847

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.2%

	Metals & Mining – 0.2%

$15	Banro Corporation, 144A	10.000%	3/01/17	N/R	$12,600
$15	Total Corporate Bonds (cost $15,000)				12,600

Shares	Description (1)				Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

720	Banro Corporation, 144A				$180
	Total Warrants (cost $—)				180

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 1.0% (5)

	Chemicals – 1.0%

20,691	HSBC Securities Program, Equity Linked Note, United Phosphorus Ltd., 144A, Reg S				$51,686
	Total Equity Linked Certificates (cost $45,931)				51,686

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 8.7%

$471	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $470,595, collateralized by $465,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $480,803	0.010%	2/01/13		$470,594
	Total Short-Term Investments (cost $470,594)				470,594
	Total Investments (cost $5,089,072) – 98.7%				5,367,367
	Other Assets Less Liabilities – 1.3%				73,213
	Net Assets – 100%				$5,440,580

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Small-Cap Opportunities Fund (continued)

January 31, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

N/R	Not Rated.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

BDR	Brazilian Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2013

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources
Assets
Long-term investments, at value (cost $57,616,875, $439,377,222 and $40,295,520, respectively)	$51,140,039	$407,607,883	$36,195,513
Short-term investments (at cost, which approximates value)	1,342,352	10,485,041	1,282,749
Cash	—	1,577,124	—
Cash denominated in foreign currencies (cost $108, $508 and $—, respectively)	106	503	—
Receivables:
Dividends	103,383	109,351	62,787
From Adviser	—	—	42,008
Interest	32,179	—	—
Investments sold	1,131,335	12,569,090	643,964
Reclaims	—	—	—
Shares sold	29,692	318,367	4,245
Other assets	151	48,006	158
Total assets	53,779,237	432,715,365	38,231,424
Liabilities
Payables:
Investments purchased	982,494	5,510,190	644,275
Shares redeemed	113,108	3,567,691	135,716
Accrued expenses:
Management fees	1,877	586,282	—
12b-1 distribution and service fees	5,454	114,135	11,859
Trustees fees	422	49,562	309
Other	53,320	453,086	22,462
Total liabilities	1,156,675	10,280,946	814,621
Net assets	$52,622,562	$422,434,419	$37,416,803
Class A Shares
Net assets	$12,697,697	$144,957,027	$14,491,008
Shares outstanding	430,667	5,883,808	762,594
Net asset value per share	$29.48	$24.64	$19.00
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.28	$26.14	$20.16
Class B Shares
Net assets	N/A	$700,423	N/A
Shares outstanding	N/A	28,670	N/A
Net asset value and offering price per share	N/A	$24.43	N/A
Class C Shares
Net assets	$3,187,454	$93,183,488	$10,052,592
Shares outstanding	108,841	3,809,851	540,917
Net asset value and offering price per share	$29.29	$24.46	$18.58
Class R3 Shares
Net assets	$124,362	$526,389	$69,911
Shares outstanding	4,221	21,399	3,680
Net asset value and offering price per share	$29.46	$24.60	$19.00
Class I Shares
Net assets	$36,613,049	$183,067,092	$12,803,292
Shares outstanding	1,241,202	7,437,148	670,157
Net asset value and offering price per share	$29.50	$24.62	$19.10
Net assets consist of:
Capital paid-in	$90,611,860	$635,046,328	$83,695,039
Undistributed (Over-distribution of) net investment income	(253,414)	(2,390,484)	(176,089)
Accumulated net realized gain (loss)	(31,261,193)	(178,448,632)	(42,002,140)
Net unrealized appreciation (depreciation)	(6,474,691)	(31,772,793)	(4,100,007)
Net assets	$52,622,562	$422,434,419	$37,416,803
Authorized shares-per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Assets and Liabilities (Unaudited) (continued)

January 31, 2013

	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Assets
Long-term investments, at value (cost $401,132,791, $3,516,432 and $4,618,478, respectively)	$423,009,316	$3,729,242	$4,896,773
Short-term investments (at cost, which approximates value)	6,845,672	136,034	470,594
Cash	—	—	—
Cash denominated in foreign currencies (cost $—, $— and $—, respectively)	—	—	—
Receivables:
Dividends	1,146,073	6,022	7,619
From Adviser	—	14,540	14,878
Interest	—	—	1,885
Investments sold	3,724,299	20,065	114,146
Reclaims	27,467	—	—
Shares sold	755,691	8,500	—
Other assets	74,290	25,313	43,842
Total assets	435,582,808	3,939,716	5,549,737
Liabilities
Payables:
Investments purchased	5,110,429	15,011	91,564
Shares redeemed	2,080,130	708	—
Accrued expenses:
Management fees	310,733	—	—
12b-1 distribution and service fees	78,149	433	427
Trustees fees	77,693	27	41
Other	489,860	15,559	17,125
Total liabilities	8,146,994	31,738	109,157
Net assets	$427,435,814	$3,907,978	$5,440,580
Class A Shares
Net assets	$195,862,106	$1,672,226	$573,314
Shares outstanding	9,009,779	81,140	26,061
Net asset value per share	$21.74	$20.61	$22.00
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.07	$21.87	$23.34
Class B Shares
Net assets	$2,601,522	N/A	N/A
Shares outstanding	125,403	N/A	N/A
Net asset value and offering price per share	$20.75	N/A	N/A
Class C Shares
Net assets	$37,499,796	$108,751	$224,771
Shares outstanding	1,806,929	5,324	10,252
Net asset value and offering price per share	$20.75	$20.43	$21.92
Class R3 Shares
Net assets	$3,453,446	N/A	$274,699
Shares outstanding	157,524	N/A	12,500
Net asset value and offering price per share	$21.92	N/A	$21.98
Class I Shares
Net assets	$188,018,944	$2,127,001	$4,367,796
Shares outstanding	8,613,380	102,898	198,301
Net asset value and offering price per share	$21.83	$20.67	$22.03
Net assets consist of:
Capital paid-in	$692,544,756	$4,103,964	$5,125,570
Undistributed (Over-distribution of) net investment income	1,156,806	(7,861)	(20,513)
Accumulated net realized gain (loss)	(288,087,564)	(400,589)	57,394
Net unrealized appreciation (depreciation)	21,821,816	212,464	278,129
Net assets	$427,435,814	$3,907,978	$5,440,580
Authorized shares-per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A –	Fund does not offer Class B Shares. Tradewinds Japan does not offer Class R3 Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2013

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources
Investment Income
Dividends (net of foreign tax withheld of $36,699, $263,927 and $26,322, respectively)	$354,533	$3,921,389	$267,280
Interest	99,493	500	37,224
Total investment income	454,026	3,921,889	304,504
Expenses
Management fees	341,719	2,129,596	191,761
12b-1 service fees – Class A	19,334	221,818	20,939
12b-1 distribution and service fees – Class B	N/A	4,544	N/A
12b-1 distribution and service fees – Class C	19,211	552,136	57,879
12b-1 distribution and service fees – Class R3	250	1,495	170
Shareholder servicing agent fees and expenses	40,517	350,934	22,249
Custodian fees and expenses	140,959	524,757	133,275
Trustees fees and expenses	765	7,434	623
Professional fees	17,887	22,709	15,467
Shareholder reporting expenses	13,480	86,622	16,450
Federal and state registration fees	26,096	42,430	25,984
Other expenses	1,756	12,991	9,873
Total expenses before fee waiver/expense reimbursement	621,974	3,957,466	494,670
Fee waiver/expense reimbursement	(124,305)	—	(146,515)
Net expenses	497,669	3,957,466	348,155
Net investment income (loss)	(43,643)	(35,577)	(43,651)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(5,920,483)	(47,919,463)	(4,784,670)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,531,491	105,536,558	9,260,036
Net realized and unrealized gain (loss)	6,611,008	57,617,095	4,475,366
Net increase (decrease) in net assets from operations	$6,567,365	$57,581,518	$4,431,715

N/A –	Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Operations (Unaudited) (continued)

Six Months Ended January 31, 2013

	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Investment Income
Dividends (net of foreign tax withheld of $394,755, $4,204 and $1,672, respectively)	$4,768,028	$55,707	$30,896
Interest	367	4	16,512
Total investment income	4,768,395	55,711	47,408
Expenses
Management fees	2,117,202	16,828	24,873
12b-1 service fees – Class A	270,938	1,196	690
12b-1 distribution and service fees – Class B	13,831	N/A	N/A
12b-1 distribution and service fees – Class C	212,404	1,009	760
12b-1 distribution and service fees – Class R3	8,697	N/A	656
Shareholder servicing agent fees and expenses	562,338	218	3,827
Custodian fees and expenses	164,125	16,147	4,828
Trustees fees and expenses	6,826	50	61
Professional fees	31,448	12,008	7,388
Shareholder reporting expenses	132,344	4,996	5,514
Federal and state registration fees	46,126	22,955	23,659
Other expenses	13,771	290	13,523
Total expenses before fee waiver/expense reimbursement	3,580,050	75,697	85,779
Fee waiver/expense reimbursement	—	(49,891)	(52,362)
Net expenses	3,580,050	25,806	33,417
Net investment income (loss)	1,188,345	29,905	13,991
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(72,140,655)	(171,073)	131,067
Change in net unrealized appreciation (depreciation) of investments and foreign currency	126,135,353	290,749	786,523
Net realized and unrealized gain (loss)	53,994,698	119,676	917,590
Net increase (decrease) in net assets from operations	$55,183,043	$149,581	$931,581

N/A –	Fund does not offer Class B Shares. Tradewinds Japan does not offer Class R3 Shares.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global Resources
	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$(43,643)	$628,324	$(35,577)	$18,362,591	$(43,651)	$158,838
Net realized gain (loss) from investments and foreign currency	(5,920,483)	(24,787,810)	(47,919,463)	(122,250,874)	(4,784,670)	(35,644,704)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	12,531,491	(11,693,351)	105,536,558	(248,273,383)	9,260,036	(12,649,825)
Net increase (decrease) in net assets from operations	6,567,365	(35,852,837)	57,581,518	(352,161,666)	4,431,715	(48,135,691)
Distributions to Shareholders
From net investment income:
Class A	(52,132)	(263,756)	(1,521,907)	(8,080,401)	—	(219,202)
Class B	N/A	N/A	(1,917)	(6,564)	N/A	N/A
Class C	—	(10,879)	(258,290)	(668,821)	—	—
Class R3	(205)	(436)	(4,366)	(6,831)	—	(174)
Class I	(239,217)	(1,138,725)	(2,371,507)	(13,137,306)	—	(850,983)
From accumulated net realized gains:
Class A	—	(535,500)	—	(46,607,577)	—	(1,099,913)
Class B	N/A	N/A	—	(170,487)	N/A	N/A
Class C	—	(102,267)	—	(17,432,589)	—	(592,617)
Class R3	—	(1,165)	—	(52,389)	—	(1,844)
Class I	—	(1,893,338)	—	(60,678,214)	—	(2,851,149)
Decrease in net assets from distributions to shareholders	(291,554)	(3,946,066)	(4,157,987)	(146,841,179)	—	(5,615,882)
Fund Share Transactions
Proceeds from sale of shares	8,400,016	83,392,020	30,982,312	384,102,539	2,263,009	105,538,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	241,393	3,533,880	3,410,240	107,842,872	—	3,318,782
	8,641,409	86,925,900	34,392,552	491,945,411	2,263,009	108,856,995
Cost of shares redeemed	(22,392,954)	(113,167,108)	(251,804,968)	(1,873,061,136)	(18,086,467)	(176,970,625)
Redemption fees	—	32,428	—	65,199	—	10,484
Net increase (decrease) in net assets from Fund share transactions	(13,751,545)	(26,208,780)	(217,412,416)	(1,381,050,526)	(15,823,458)	(68,103,146)
Net increase (decrease) in net assets	(7,475,734)	(66,007,683)	(163,988,885)	(1,880,053,371)	(11,391,743)	(121,854,719)
Net assets at the beginning of period	60,098,296	126,105,979	586,423,304	2,466,476,675	48,808,546	170,663,265
Net assets at the end of period	$52,622,562	$60,098,296	$422,434,419	$586,423,304	$37,416,803	$48,808,546
Undistributed (Over-distribution of) net investment income at the end of period	$(253,414)	$81,783	$(2,390,484)	$1,803,080	$(176,089)	$(132,438)

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B share upon the exchange of Class B shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Changes in Net Assets (Unaudited) (continued)

	Tradewinds International Value		Tradewinds Japan		Tradewinds Small-Cap Opportunities
	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	For the Period 9/22/11 (Commencement of Operations) through 7/31/12
Operations
Net investment income (loss)	$1,188,345	$20,621,260	$29,905	$45,665	$13,991	$18,582
Net realized gain (loss) from investments and foreign currency	(72,140,655)	(140,571,851)	(171,073)	(194,313)	131,067	83,903
Change in net unrealized appreciation (depreciation) of investments and foreign currency	126,135,353	(163,474,894)	290,749	(964,929)	786,523	(508,394)
Net increase (decrease) in net assets from operations	55,183,043	(283,425,485)	149,581	(1,113,577)	931,581	(405,909)
Distributions to Shareholders
From net investment income:
Class A	(7,503,865)	(8,954,087)	—	(19,444)	(5,610)	—
Class B	(79,584)	(46,614)	N/A	N/A	N/A	N/A
Class C	(1,150,853)	(785,135)	—	(4,608)	(618)	—
Class R3(1)	(122,982)	(47,504)	N/A	(5,101)	(2,059)	—
Class I	(7,703,878)	(16,018,492)	—	(84,904)	(53,709)	—
From accumulated net realized gains:
Class A	—	—	—	(1,831)	(15,616)	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	—	(682)	(4,132)	—
Class R3(1)	—	—	N/A	(548)	(7,751)	—
Class I	—	—	—	(7,129)	(122,513)	—
Decrease in net assets from distributions to shareholders	(16,561,162)	(25,851,832)	—	(124,247)	(212,008)	—
Fund Share Transactions
Proceeds from sale of shares	63,860,741	498,569,523	1,181,740	1,302,433	204,714	5,718,676
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,426,682	18,665,261	—	30,311	34,954	—
	78,287,423	517,234,784	1,181,740	1,332,744	239,668	5,718,676
Cost of shares redeemed	(336,099,457)	(1,063,953,509)	(2,088,657)	(5,720,895)	(141,416)	(690,012)
Redemption fees	—	34,889	—	24	—	—
Net increase (decrease) in net assets from Fund share transactions	(257,812,034)	(546,683,836)	(906,917)	(4,388,127)	98,252	5,028,664
Net increase (decrease) in net assets	(219,190,153)	(855,961,153)	(757,336)	(5,625,951)	817,825	4,622,755
Net assets at the beginning of period	646,625,967	1,502,587,120	4,665,314	10,291,265	4,622,755	—
Net assets at the end of period	$427,435,814	$646,625,967	$3,907,978	$4,665,314	$5,440,580	$4,622,755
Undistributed (Over-distribution of) net investment income at the end of period	$1,156,806	$16,529,623	$(7,861)	$(37,766)	$(20,513)	$27,492

N/A – Fund	does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B share upon the exchange of Class B shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

(1) –	After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

58	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	59

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/08)
2013(f)	$26.45	$(.04)	$3.19	$3.15	$(.12)	$—	$(.12)	$—		$29.48
2012	39.23	.18	(11.89)	(11.71)	(.36)	(.71)	(1.07)	—	**	26.45
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	**	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(e)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2013(f)	26.26	(.14)	3.17	3.03	—	—	—	—		29.29
2012	38.87	(.01)	(11.82)	(11.83)	(.07)	(.71)	(.78)	—	**	26.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(e)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2013(f)	26.40	(.08)	3.19	3.11	(.05)	—	(.05)	—		29.46
2012	39.11	.25	(11.99)	(11.74)	(.26)	(.71)	(.97)	—	**	26.40
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(e)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2013(f)	26.49	—	3.20	3.20	(.19)	—	(.19)	—		29.50
2012	39.32	.21	(11.88)	(11.67)	(.45)	(.71)	(1.16)	—	**	26.49
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(e)	20.00	.23	11.26	11.49	—	—	—	—		31.49

60	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.85%	$12,698	2.23	%*	(.66	)%*	1.82	%*	(.25	)%*	20%
(30.09)	16,378	1.82		.58		1.82		.58		69
10.54	25,787	1.85		.27		1.83		.30		40
26.41	6,121	4.31		(.89)		1.84		1.58		61
57.25	393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

11.42	3,187	2.99	*	(1.42	)*	2.57	*	(1.00	)*	20
(30.62)	3,943	2.59		(.03)		2.58		(.02)		69
9.74	4,832	2.60		(.46)		2.58		(.44)		40
25.48	765	4.89		(2.08)		2.59		.22		61
56.55	391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

11.71	124	2.54	*	(1.04	)*	2.07	*	(.57	)*	20
(30.23)	84	2.12		.79		2.07		.84		69
10.21	57	2.22		(.85)		2.08		(.71)		40
26.10	463	4.42		(1.66)		2.09		.68		61
57.00	393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

12.00	36,613	2.00	*	(.45	)*	1.57	*	(.03	)*	20
(29.95)	39,693	1.55		.68		1.55		.68		69
10.81	95,430	1.61		.66		1.58		.68		40
26.76	11,813	3.94		(1.09)		1.59		1.26		61
57.45	1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (3/06)
2013(f)	$22.22	$.01	$2.65	$2.66	$(.24)	$—	$(.24)	$—		$24.64
2012	29.84	.29	(5.96)	(5.67)	(.28)	(1.67)	(1.95)	—	**	22.22
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	**	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03
Class B (3/06)
2013(f)	21.95	(.08)	2.62	2.54	(.06)	—	(.06)	—		24.43
2012	29.46	.09	(5.87)	(5.78)	(.06)	(1.67)	(1.73)	—	**	21.95
2011	24.76	(.04)	5.12	5.08	(.32)	(.06)	(.38)	—	**	29.46
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92
Class C (3/06)
2013(f)	21.97	(.08)	2.63	2.55	(.06)	—	(.06)	—		24.46
2012	29.51	.14	(5.95)	(5.81)	(.06)	(1.67)	(1.73)	—	**	21.97
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94
Class R3 (3/09)
2013(f)	22.15	(.02)	2.65	2.63	(.18)	—	(.18)	—		24.60
2012	29.75	.30	(6.03)	(5.73)	(.20)	(1.67)	(1.87)	—	**	22.15
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(e)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)
2013(f)	22.22	.03	2.67	2.70	(.30)	—	(.30)	—		24.62
2012	29.86	.35	(5.97)	(5.62)	(.35)	(1.67)	(2.02)	—	**	22.22
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08

62	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.99%	$144,957	1.50	%*	.04	%*	1.50	%*	.04	%*	21%
(19.56)	217,152	1.29		1.10		1.29		1.10		53
21.48	965,202	1.24		.69		1.24		.69		58
18.81	418,109	1.34		.44		1.34		.44		45
(2.22)	233,006	1.40		.74		1.40		.74		72
.95	273,879	1.29		.63		1.29		.63		54

11.56	700	2.26	*	(.67	)*	2.26	*	(.67	)*	21
(20.16)	1,068	2.05		.36		2.05		.36		53
20.58	3,271	1.99		(.12)		1.99		(.12)		58
17.96	2,841	2.09		(.39)		2.09		(.39)		45
(3.03)	2,622	2.15		.03		2.15		.03		72
.15	3,209	2.05		(.11)		2.05		(.11)		54

11.59	93,183	2.25	*	(.70	)*	2.25	*	(.70	)*	21
(20.20)	128,311	2.06		.53		2.06		.53		53
20.60	320,522	1.99		(.05)		1.99		(.05)		58
17.94	123,726	2.09		(.27)		2.09		(.27)		45
(2.98)	48,711	2.15		—	***	2.15		—	***	72
.16	53,299	2.04		(.13)		2.04		(.13)		54

11.88	526	1.76	*	(.20	)*	1.76	*	(.20	)*	21
(19.79)	603	1.58		1.19		1.58		1.19		53
21.18	634	1.49		.40		1.49		.40		58
18.52	387	1.59		.11		1.59		.11		45
55.53	233	1.66	*	1.01	*	1.66	*	1.01	*	72

12.08	183,067	1.26	*	.29	*	1.26	*	.29	*	21
(19.35)	239,289	1.03		1.32		1.03		1.32		53
21.77	1,176,849	.99		.99		.99		.99		58
19.10	387,819	1.09		.74		1.09		.74		45
(2.11)	118,560	1.15		1.01		1.15		1.01		72
1.20	84,493	1.08		.35		1.08		.35		54

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/06)
2013(f)	$17.20	$(.01)	$1.81	$1.80	$—	$—	$—	$—		$19.00
2012	25.87	.03	(7.97)	(7.94)	(.12)	(.61)	(.73)	—	**	17.20
2011	21.00	(.08)	5.48	5.40	(.22)	(.31)	(.53)	—	**	25.87
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60
Class C (12/06)
2013(f)	16.89	(.08)	1.77	1.69	—	—	—	—		18.58
2012	25.45	(.11)	(7.84)	(7.95)	—	(.61)	(.61)	—	**	16.89
2011	20.69	(.26)	5.38	5.12	(.05)	(.31)	(.36)	—	**	25.45
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47
Class R3 (9/09)
2013(f)	17.22	(.03)	1.81	1.78	—	—	—	—		19.00
2012	25.87	.01	(7.99)	(7.98)	(.06)	(.61)	(.67)	—	**	17.22
2011	21.02	(.13)	5.45	5.32	(.16)	(.31)	(.47)	—		25.87
2010(e)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)
2013(f)	17.27	.01	1.82	1.83	—	—	—	—		19.10
2012	25.99	.06	(7.99)	(7.93)	(.18)	(.61)	(.79)	—	**	17.27
2011	21.09	(.01)	5.50	5.49	(.28)	(.31)	(.59)	—	**	25.99
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

10.41%	$14,491	2.14	%*	(.75 )%*	1.47	%*	(.08 )%*	19%
(31.05)	18,110	1.46		.13	1.46		.13	88
25.55	56,883	1.50		(.30)	1.48		(.29)	38
19.34	4,464	2.04		(.80)	1.58		(.34)	50
(16.58)	1,339	3.58		(1.78)	1.60		.20	65
2.92	370	3.83		(2.43)	1.58		(.18)	43

9.95	10,053	2.89	*	(1.50)*	2.22	*	(.83 )*	19
(31.55)	12,899	2.22		(.54)	2.22		(.54)	88
24.69	25,239	2.25		(1.03)	2.23		(1.01)	38
18.40	4,603	2.86		(1.59)	2.33		(1.06)	50
(17.18)	640	4.29		(2.39)	2.35		(.45)	65
2.07	285	4.59		(3.20)	2.33		(.94)	43

10.22	70	2.45	*	(1.07)*	1.72	*	(.33 )*	19
(31.18)	63	1.73		.02	1.73		.03	88
25.24	79	1.76		(.56)	1.73		(.52)	38
9.17	64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

10.47	12,803	1.87	*	(.51 )*	1.22	*	.14 *	19
(30.85)	17,736	1.19		.29	1.19		.29	88
25.84	88,463	1.24		(.06)	1.23		(.05)	38
19.63	9,440	1.74		(.51)	1.33		(.10)	50
(16.38)	8,431	3.12		(1.24)	1.35		.52	65
3.07	2,490	3.55		(2.08)	1.34		.14	43

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/99)
2013(f)	$20.27	$.05	$2.23	$2.28	$(.81)	$—	$(.81)	$—	**	$21.74
2012	25.63	.36	(5.30)	(4.94)	(.42)	—	(.42)	—	**	20.27
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	**	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89
Class B (12/99)
2013(f)	19.27	(.03)	2.13	2.10	(.62)	—	(.62)	—	**	20.75
2012	24.34	.19	(5.04)	(4.85)	(.22)	—	(.22)	—	**	19.27
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69
Class C (12/99)
2013(f)	19.27	(.03)	2.13	2.10	(.62)	—	(.62)	—	**	20.75
2012	24.35	.18	(5.04)	(4.86)	(.22)	—	(.22)	—	**	19.27
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70
Class R3 (8/08)
2013(f)	20.41	.02	2.26	2.28	(.77)	—	(.77)	—	**	21.92
2012	25.81	.35	(5.39)	(5.04)	(.36)	—	(.36)	—	**	20.41
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(e)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)
2013(f)	20.38	.07	2.25	2.32	(.87)	—	(.87)	—	**	21.83
2012	25.78	.43	(5.34)	(4.91)	(.49)	—	(.49)	—	**	20.38
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

11.39%	$195,862	1.47	%*	.45	%*	14%
(19.38)	237,548	1.35		1.60		26
9.91	598,470	1.32		1.58		23
6.14	491,483	1.54		.98		40
(13.20)	505,600	1.68		1.12		45
(2.67)	372,693	1.58		.45		56

10.99	2,602	2.22	*	(.31	)*	14
(19.99)	2,919	2.11		.92		26
9.09	5,519	2.07		.71		23
5.32	6,336	2.29		.26		40
(13.86)	7,572	2.42		.20		45
(3.38)	13,728	2.33		(.32)		56

11.05	37,500	2.22	*	(.31	)*	14
(20.03)	45,932	2.10		.87		26
9.08	95,512	2.07		.79		23
5.32	90,472	2.29		.29		40
(13.86)	93,082	2.42		.23		45
(3.42)	136,553	2.33		(.31)		56

11.31	3,453	1.72	*	.20	*	14
(19.62)	3,319	1.62		1.58		26
9.69	3,058	1.57		1.48		23
5.82	2,235	1.78		.85		40
(12.02)	1,027	1.94	*	.88	*	45

11.52	188,019	1.23	*	.64	*	14
(19.18)	356,908	1.10		1.93		26
10.20	800,028	1.07		1.94		23
6.39	521,515	1.29		1.36		40
(13.00)	367,831	1.43		1.29		45
(2.40)	390,882	1.33		.69		56

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The Fund did not receive a fee waiver/or expense reimbursement from the Adviser during the periods presented herein.
(e)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2013(f)	$19.66	$.10	$.85	$.95	$—	$—	$—	$20.61
2012	23.39	.22	(3.45)	(3.23)	(.46)	(.04)	(.50)	19.66
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	21.21
2009(e)	20.00	.10	.99	1.09	—	—	—	21.09
Class C (12/08)
2013(f)	19.57	.12	.74	.86	—	—	—	20.43
2012	23.27	.05	(3.41)	(3.36)	(.30)	(.04)	(.34)	19.57
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11
2009(e)	20.00	.02	.97	.99	—	—	—	20.99
Class I (12/08)
2013(f)	19.70	.18	.79	.97	—	—	—	20.67
2012	23.43	.19	(3.36)	(3.17)	(.52)	(.04)	(.56)	19.70
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24
2009(e)	20.00	.08	1.04	1.12	—	—	—	21.12

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.83%	$1,672	4.51	%*	(2.09	)%*	1.47	%*	.96	%*	35%
(13.83)	687	2.47		.08		1.48		1.08		33
11.57	331	3.04		(.92)		1.48		.64		19
2.38	265	4.32		(2.28)		1.49		.55		15
5.45	264	2.95	*	(.55	)*	1.50	*	.90	*	23

4.39	109	4.33	*	(.94	)*	2.22	*	1.17	*	35
(14.49)	332	3.09		(.64)		2.23		.22		33
10.76	347	3.77		(1.69)		2.23		(.15)		19
1.65	264	5.07		(3.03)		2.24		(.20)		15
4.95	262	3.70	*	(1.29	)*	2.25	*	.15	*	23

4.92	2,127	3.66	*	(.67	)*	1.22	*	1.78	*	35
(13.57)	3,647	2.13		—	**	1.23		.91		33
11.86	9,321	2.50		(.88)		1.23		.39		19
2.63	3,412	4.06		(2.00)		1.24		.82		15
5.60	3,534	2.67	*	(.69	)*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(f)	For this six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than .01%

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS SMALL-CAP OPPORTUNITIES
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2013(f)	$19.04	$.04	$3.76	$3.80	$(.22)	$(.62)	$(.84)	$22.00
2012(e)	20.00	.18	(1.14)	(.96)	—	—	—	19.04
Class C (9/11)
2013(f)	18.91	(.04)	3.73	3.69	(.06)	(.62)	(.68)	21.92
2012(e)	20.00	.01	(1.10)	(1.09)	—	—	—	18.91
Class R3 (9/11)
2013(f)	19.00	.01	3.75	3.76	(.16)	(.62)	(.78)	21.98
2012(e)	20.00	.06	(1.06)	(1.00)	—	—	—	19.00
Class I (9/11)
2013(f)	19.08	.07	3.77	3.84	(.27)	(.62)	(.89)	22.03
2012(e)	20.00	.22	(1.14)	(.92)	—	—	—	19.08

70	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

20.25%	$573	3.49	%*	(1.65	)%*	1.47	%*	.37	%*	25%
(4.85)	503	9.28	*	(6.77	)*	1.47	*	1.03	*	70

19.77	225	4.50	*	(2.69	)*	2.22	*	(.41	)*	25
(5.45)	110	9.49	*	(7.21	)*	2.22	*	.05	*	70

20.11	275	3.75	*	(1.90	)*	1.72	*	.13	*	25
(5.05)	237	8.52	*	(6.45	)*	1.72	*	.34	*	70

20.38	4,368	3.25	*	(1.40	)*	1.22	*	.63	*	25
(4.60)	3,772	5.19	*	(2.61	)*	1.22	*	1.35	*	70
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period September 22, 2011 (commencement of operations) through July 31, 2012.
(f)	For the six months ended January 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) and Nuveen Tradewinds Small-Cap Opportunities Fund (“Tradewinds Small-Cap Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s investment objective is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. Effective May 14, 2012, the Fund began issuing Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. natural resource-related companies. The Fund invests at least 40% of its net assets in non-U.S. securities. The Fund may invest up to 50% of its net assets in securities of emerging markets issuers. The Fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single non-U.S. country, other than Canada.

Under normal market conditions, Tradewinds International Value invests at least 80% of its net assets in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. Effective May 14, 2012, the Fund began issuing Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Under normal market conditions, Tradewinds Japan invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by companies listed or domiciled in Japan. Effective May 25, 2012, Class R3 Shares of Tradewinds Japan were closed to all new investments. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

Under normal market conditions, Tradewinds Small-Cap Opportunities invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase (the “80% test”). The Fund will not be required to sell securities if the percentage of its assets invested in such companies falls below 80%. However, the Fund may not purchase any securities outside of the foregoing market capitalization range unless, after such purchase, the Fund meets the 80% test. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

72	Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2013, there were no outstanding purchase commitments in any of the Funds.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an upfront sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund, with the exception of Tradewinds Small-Cap Opportunities, imposed a 2% redemption fee on shares that were redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Funds no longer impose a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

74	Nuveen Investments

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$44,979,068	$2,906,820	$49,026	$47,934,914
Sovereign Debt	—	552,960	—	552,960
Convertible Bonds	—	317,725	—	317,725
Corporate Bonds	—	668,126	—	668,126
$25 Par (or similar) Preferred Securities	1,347,991	—	—	1,347,991
Warrants	—	6,732	—	6,732
Equity Linked Certificates	—	311,591	—	311,591
Short-Term Investments:
Repurchase Agreements	—	1,342,352	—	1,342,352
Total	$46,327,059	$6,106,306	$49,026	$52,482,391

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$402,496,643	$2,808,175	$185,610	$405,490,428
$25 Par (or similar) Preferred Securities	2,117,455	—	—	2,117,455
Short-Term Investments:
Repurchase Agreements	—	10,485,041	—	10,485,041
Total	$404,614,098	$13,293,216	$185,610	$418,092,924

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$35,908,989	$267,648	$—	$36,176,637
Warrants	—	18,876	—	18,876
Short-Term Investments:
Repurchase Agreements	—	1,282,749	—	1,282,749
Total	$35,908,989	$1,569,273	$—	$37,478,262

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$423,009,316	$—	$—	$423,009,316
Short-Term Investments:
Repurchase Agreements	—	6,845,672	—	6,845,672
Total	$423,009,316	$6,845,672	$—	$429,854,988

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,651,428	$77,814	$—	$3,729,242
Short-Term Investments:
Repurchase Agreements	—	136,034	—	136,034
Total	$3,651,428	$213,848	$—	$3,865,276
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

76	Nuveen Investments

Tradewinds Small-Cap Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,634,361	$94,099	$—	$4,728,460
Convertible Bonds	—	103,847	—	103,847
Corporate Bonds	—	12,600	—	12,600
Warrants	—	51,866	—	51,866
Short-Term Investments:
Repurchase Agreements	—	470,594	—	470,594
Total	$4,634,361	$733,006	$—	$5,367,367
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Tradewinds Emerging Markets	$—	$(1,098,478)	$1,098,478	$—	$—	$—
Tradewinds Small-Cap Opportunities	—	(94,099)	94,099	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2013.

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	92,999	$2,642,825	538,362	$16,984,604
Class C	7,200	206,372	94,989	3,017,535
Class R3	1,015	28,219	2,119	64,991
Class I	196,384	5,522,600	1,994,788	63,324,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,752	49,922	22,405	656,625
Class C	—	—	3,653	105,883
Class R3	5	147	16	451
Class I	6,713	191,324	94,343	2,770,921
	306,068	8,641,409	2,750,675	86,925,900
Shares redeemed:
Class A	(283,350)	(8,043,096)	(598,863)	(18,340,903)
Class C	(48,524)	(1,356,036)	(72,793)	(2,192,043)
Class R3	—	—	(386)	(9,719)
Class I	(460,143)	(12,993,822)	(3,017,724)	(92,624,443)
Redemption fees:
Class A	N/A	N/A	—	7,075
Class C	N/A	N/A	—	1,636
Class R3	N/A	N/A	—	30
Class I	N/A	N/A	—	23,687
	(792,017)	(22,392,954)	(3,689,766)	(113,134,680)
Net increase (decrease)	(485,949)	$(13,751,545)	(939,091)	$(26,208,780)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

	Tradewinds Global All-Cap
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	275,084	$6,497,860	3,018,121	$78,813,471
Class A – automatic conversion of Class B Shares	607	14,215	4,353	117,083
Class B – exchange	25	589	2,180	55,478
Class C	104,777	2,447,551	745,883	19,066,294
Class R3	1,151	27,086	24,754	641,228
Class I	938,692	21,995,011	10,845,684	285,408,985
Shares issued to shareholders due to reinvestment of distributions:
Class A	55,665	1,307,005	1,889,008	46,227,389
Class B	57	1,326	5,936	143,131
Class C	8,896	207,555	524,422	12,654,693
Class R3	186	4,366	2,252	54,921
Class I	80,597	1,889,988	1,990,906	48,762,738
	1,465,737	34,392,552	19,053,499	491,945,411
Shares redeemed:
Class A	(4,222,363)	(99,160,752)	(27,483,459)	(693,453,150)
Class B	(19,475)	(454,401)	(66,036)	(1,633,443)
Class B – automatic conversion to Class A Shares	(616)	(14,215)	(4,399)	(117,083)
Class C	(2,143,424)	(49,858,699)	(6,293,894)	(148,798,486)
Class R3	(7,153)	(169,447)	(21,083)	(496,710)
Class I	(4,348,922)	(102,147,454)	(41,479,641)	(1,028,562,264)
Redemption fees:
Class A	N/A	N/A	—	23,033
Class B	N/A	N/A	—	97
Class C	N/A	N/A	—	7,876
Class R3	N/A	N/A	—	20
Class I	N/A	N/A	—	34,173
	(10,741,953)	(251,804,968)	(75,348,512)	(1,872,995,937)
Net increase (decrease)	(9,276,216)	$(217,412,416)	(56,295,013)	$(1,381,050,526)

N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

78	Nuveen Investments

	Tradewinds Global Resources
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	43,031	$784,127	465,938	$10,262,398
Class C	31,223	564,731	199,955	4,181,680
Class R3	16	284	608	9,923
Class I	49,488	913,867	4,022,662	91,084,212
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	59,203	1,166,848
Class C	—	—	19,264	371,412
Class R3	—	—	17	327
Class I	—	—	89,746	1,780,195
	123,758	2,263,009	4,857,393	108,856,995
Shares redeemed:
Class A	(333,179)	(6,097,092)	(1,671,284)	(35,426,241)
Class C	(254,062)	(4,554,675)	(447,252)	(8,784,698)
Class R3	—	—	—	—
Class I	(406,090)	(7,434,700)	(6,489,219)	(132,759,686)
Redemption fees:
Class A	N/A	N/A	—	2,756
Class C	N/A	N/A	—	1,484
Class R3	N/A	N/A	—	—
Class I	N/A	N/A	—	6,244
	(993,331)	(18,086,467)	(8,607,755)	(176,960,141)
Net increase (decrease)	(869,573)	$(15,823,458)	(3,750,362)	$(68,103,146)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

	Tradewinds International Value
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,226,250	$26,092,469	4,212,425	$93,629,182
Class A – automatic conversion of Class B Shares	12	261	1,614	37,104
Class B – exchange	72	1,430	749	16,184
Class C	50,158	1,014,600	341,009	7,197,781
Class R3	28,040	604,597	121,090	2,686,130
Class I	1,695,696	36,147,384	17,451,989	395,003,142
Shares issued to shareholders due to reinvestment of distributions:
Class A	326,204	6,801,350	376,977	8,025,839
Class B	3,419	68,087	1,827	37,129
Class C	40,822	813,171	25,509	518,857
Class R3	3,122	65,654	876	18,821
Class I	319,084	6,678,420	470,749	10,064,615
	3,692,879	78,287,423	23,004,814	517,234,784
Shares redeemed:
Class A	(4,264,663)	(90,690,524)	(16,216,152)	(349,160,590)
Class B	(29,580)	(600,949)	(76,091)	(1,540,149)
Class B – automatic conversion to Class A Shares	(13)	(261)	(1,693)	(37,104)
Class C	(667,094)	(13,563,664)	(1,905,656)	(39,082,654)
Class R3	(36,221)	(776,431)	(77,877)	(1,726,738)
Class I	(10,915,793)	(230,467,628)	(31,436,391)	(672,406,274)
Redemption fees:
Class A	N/A	N/A	—	12,870
Class B	N/A	N/A	—	106
Class C	N/A	N/A	—	1,788
Class R3	N/A	N/A	—	77
Class I	N/A	N/A	—	20,048
	(15,913,364)	(336,099,457)	(49,713,860)	(1,063,918,620)
Net increase (decrease)	(12,220,485)	$(257,812,034)	(26,709,046)	$(546,683,836)

N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds Japan
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,986	$1,137,289	29,667	$643,835
Class C	471	9,600	1,992	42,100
Class R3	N/A	N/A	—	—
Class I	1,739	34,851	31,493	616,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	737	14,920
Class C	—	—	52	1,045
Class R3	N/A	N/A	—	—
Class I	—	—	709	14,346
	60,196	1,181,740	64,650	1,332,744
Shares redeemed:
Class A	(11,784)	(228,855)	(9,625)	(202,677)
Class C	(12,094)	(232,644)	—	—
Class R3	N/A	N/A	(12,500)	(229,500)
Class I	(83,971)	(1,627,158)	(244,833)	(5,288,718)
Redemption fees:
Class I	N/A	N/A	—	24
	(107,849)	(2,088,657)	(266,958)	(5,720,871)
Net increase (decrease)	(47,653)	$(906,917)	(202,308)	$(4,388,127)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

	Tradewinds Small-Cap Opportunities
	Six Months Ended 1/31/13		For the period 9/22/11 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,404	$28,800	50,276	$1,080,807
Class C	4,397	92,896	15,546	315,052
Class R3	—	—	12,500	250,000
Class I	3,948	83,018	198,448	4,072,817
Shares issued to shareholders due to reinvestment of distributions:
Class A	900	18,911	—	—
Class C	137	2,858	—	—
Class R3	—	—	—	—
Class I	625	13,185	—	—
	11,411	239,668	276,770	5,718,676
Shares redeemed:
Class A	(2,650)	(54,985)	(23,869)	(497,714)
Class C	(108)	(2,261)	(9,720)	(177,390)
Class R3	—	—	—	—
Class I	(3,953)	(84,170)	(767)	(14,908)
	(6,711)	(141,416)	(34,356)	(690,012)
Net increase (decrease)	4,700	$98,252	242,414	$5,028,664

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended January 31, 2013, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Purchases	$11,189,925	$104,102,448	$8,196,078	$68,340,987	$1,311,462	$1,181,035
Sales and maturities	26,068,490	333,999,872	24,039,193	337,627,039	2,283,458	1,607,563

80	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of January 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Cost of investments	$66,050,699	$457,657,644	$50,428,515	$430,074,215	$3,785,295	$5,162,941
Gross unrealized:
Appreciation	$3,837,714	$45,448,155	$2,320,752	$56,877,022	$353,981	$570,975
Depreciation	(17,406,022)	(85,012,875)	(15,271,005)	(57,096,249)	(274,000)	(366,549)
Net unrealized appreciation (depreciation) of investments	$(13,568,308)	$(39,564,720)	$(12,950,253)	$(219,227)	$79,981	$204,426

Permanent differences, primarily due to federal taxes paid, net operating losses, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, and nondeductible stock issuance costs, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2012, the Funds’ last tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Capital paid-in	$187,845	$581,775	$(52,860)	$—	$(9,984)	$(1,346)
Undistributed (Over-distribution of) net investment income	363,719	2,328,185	1,474,661	(1,004,121)	41,437	8,910
Accumulated net realized gain (loss)	(551,564)	(2,909,960)	(1,421,801)	1,004,121	(31,453)	(7,564)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2012, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Undistributed net ordinary income*	$241,852	$4,199,069	$—	$16,592,871	$—	$177,662
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities**
Distributions from net ordinary income*	$3,537,212	$102,629,698	$4,009,552	$25,851,832	$114,057	$—
Distributions from net long-term capital gains	408,854	44,211,481	1,606,330	—	10,190	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**	For the period September 22, 2011 (commencement of operations) through July 31, 2012.

As of July 31, 2012, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Tradewinds International Value
Expiration:
July 31, 2018	$54,060,130

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended July 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

Tradewinds International Value
Utilized capital loss carryforwards	$11,463,421

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended July 31, 2012, the following Funds generated post-enactment capital losses as follows:

	Tradewinds Emerging Markets	Tradewinds Global Resources	Tradewinds Japan
Post-enactment losses:
Short-term	$1,923,117	$959,187	$98,222
Long-term	—	—	11,324

The following Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Post-October capital losses	$16,486,191	$123,858,725	$27,421,902	$139,854,276	$24,908
Late-year ordinary losses	—	1,241,812	118,570	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate	Tradewinds Small-Cap Opportunities Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.7000%	.6900%	.7000%	.8000%
For the next $125 million	.9875	.6775	.6875	.6775	.6875	.7875
For the next $250 million	.9750	.6650	.6750	.6650	.6750	.7750
For the next $500 million	.9625	.6525	.6625	.6525	.6625	.7625
For the next $1 billion	.9500	.6400	.6500	.6400	.6500	.7500
For net assets over $2 billion	.9250	.6150	.6250	.6150	.6250	.7250

82	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for each of these Funds was ..1672%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds. Tradewinds is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2013	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Global Resources	1.25	November 30, 2013	1.55
Tradewinds Japan	1.25	November 30, 2013	1.50
Tradewinds Small-Cap Opportunities	1.25	November 30, 2014	1.50

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Sales charges collected	$6,695	$25,425	$7,432	$4,358	$1,325	$—
Paid to financial intermediaries	5,962	22,323	6,539	3,885	1,150	—

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Commission advances	$1,509	$13,015	$2,315	$5,248	$96	$201

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
12b-1 fees retained	$6,413	$16,441	$6,240	$26,871	$732	$507

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2013, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
CDSC retained	$795	$21,780	$2,649	$6,008	$—	$—

As of January 31, 2013, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Class A Shares	$—	$—	$—	$—	$2,263	$2,764
Class B Shares	N/A	—	N/A	—	N/A	N/A
Class C Shares	—	—	—	—	2,277	2,780
Class R3 Shares	1,179	—	2,547	—	N/A	12,500
Class I Shares	—	—	—	—	54,601	12,500

N/A –	Tradewinds Emerging Markets, Tradewinds Global Resources, Tradewinds Japan and Tradewinds Small-Cap Opportunities do not offer Class B Shares. Tradewinds Japan does not offer Class R3 Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

84	Nuveen Investments

Notes

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Natural Resources Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Natural Resources Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Small/Mid-Cap Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Small/Mid-Cap Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Market Benchmark Composite Index: An index comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI ACWI (All Country World Index): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI AC (All Country) World Small Cap Index: An unmanaged index designed to measure the performance of the small cap sector of global equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P Global Natural Resources Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy and Metals & Mining. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

86	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-GRW-0113D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NVLIX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 25, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A and R3 shares. Class A, Class C and Class I shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management LLC, (Winslow Capital), an affiliate of Nuveen Investments. The Fund is managed by a team led by Clark J. Winslow, who has served as the Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and R. Bart Wear, CFA. We recently spoke with Clark Winslow about the key investment strategies and performance of the Fund for the six-month period ending January 31, 2013.

After the reporting period, Winslow Capital announced that Justin Kelly would assume the position of Chief Investment Officer (CIO) effective March 31, 2013. Justin Kelly will continue to serve as a portfolio manager for this Fund. Clark Winslow will continue his role as CEO and remain a member of the Operating Committee and a portfolio manager of the Fund. Bart Wear announced his retirement from Winslow Capital and the industry effective July 1, 2013. Patrick Burton, CFA, will become a portfolio manager of the Fund effective March 31, 2013. These actions are consistent with Winslow Capital’s long-term strategic and succession planning for the firm.

How did the Fund perform for the six-month reporting period ended January 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund’s for the six-month, one-year, and since inception periods ended January 31, 2013. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing

Nuveen Investments	5

actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is directly from a company, its suppliers or its competitors.

There was a reduction of systemic risk and overall global economic growth during the reporting period. Stock selection drove outperformance versus the Russell 1000® Growth Index. Top absolute and relative contributors to the Fund’s performance included cloud computing provider Salesforce.com, Inc. and global credit card business Visa Inc. Personal computing company Apple, Inc. showed negative absolute performance during the period, but the Fund’s underweight made it a strong relative contributor. The best performing sectors on a relative basis were information technology and consumer staples. The strongest sector allocation impact came from the consumer staples sector, where a long-standing underweight contributed most of the sector’s relative contribution.

The Fund’s investments in the energy and consumer discretionary sectors underperformed during the reporting period. Stock selection drove underperformance in both sectors. The energy sector included underperformers Schlumberger, an oilfield services company, and Concho Resources, Inc., an oil and natural gas company. Both stocks were sold during the period. An overweight in consumer discretionary aided relative performance somewhat, but the sector included some of the Fund’s underperformers as well. Home improvement retailer Home Depot, Inc., which was purchased in October 2012, underperformed. Home Depot performed positively on an absolute basis, but the holding was a relative detractor since the Fund’s weight in Home Depot was less than the benchmark weight. Dollar General Corporation, a discount retailer, also detracted from performance.

We added several positions during the reporting period. Social networking service Facebook, Inc. was purchased based on mobile advertising growth opportunity. Heath care services company HCA Holdings Inc. was purchased as this leading hospital provider expects significant growth from implementation of the Affordable Care Act. W.W. Grainger, Inc., distributor of facilities maintenance, repair and operating supplies, was purchased since it is a distributor poised to benefit from growth in the U.S. manufacturing industry.

We sold several positions including oilfield services companies Concho Resources, Inc. and Schlumberger as previously mentioned. Construction and mining equipment manufacturer Caterpillar Inc. was sold in a shift towards W.W. Grainger Inc. for better long-term growth potential.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

6	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	9.44%	10.85%	16.87%
Class A Shares at maximum Offering Price	3.15%	4.47%	15.02%
Russell 1000® Growth Index**	7.75%	13.43%	18.55%
Lipper Large-Cap Growth Funds Classification Average**	9.40%	13.31%	16.37%

Class C Shares	9.01%	10.02%	15.98%
Class R3 Shares	9.30%	10.58%	16.57%
Class I Shares	9.55%	11.08%	17.15%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	4.26%	12.87%	15.72%
Class A Shares at maximum Offering Price	-1.73%	6.38%	13.84%
Class C Shares	3.89%	12.08%	14.85%
Class R3 Shares	4.17%	12.66%	15.43%
Class I Shares	4.41%	13.19%	16.01%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.13%
Class C Shares	1.92%
Class R3 Shares	1.47%
Class I Shares	0.89%

*	Since inception returns are from 5/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

Holding Summaries as of January 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Winslow Large-Cap Growth Fund

Portfolio Allocation[1]
Common Stocks	97.6%
Short-Term Investments	2.2%
Other[2]	0.2%

Portfolio Composition[1]
IT Services	8.9%
Internet Software & Services	7.7%
Biotechnology	6.0%
Internet & Catalog Retail	5.2%
Computers & Peripherals	5.0%
Chemicals	4.6%
Road & Rail	3.9%
Health Care Providers & Services	3.8%
Media	3.5%
Health Care Equipment & Supplies	3.5%
Specialty Retail	3.4%
Aerospace & Defense	3.4%
Hotels, Restaurants & Leisure	3.4%
Industrial Conglomerates	3.1%
Software	3.0%
Capital Markets	2.9%
Oil, Gas & Consumable Fuels	2.6%
Communications Equipment	2.4%
Food & Staples Retailing	2.3%
Short-Term Investments	2.2%
Other[3]	19.2%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.1%
Union Pacific Corporation	3.9%
Visa Inc.	3.6%
Danaher Corporation	3.1%
Monsanto Company	3.1%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.3% of net assets.

Nuveen Investments	9

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,094.40	$1,090.10	$1,093.00	$1,095.50	$1,019.76	$1,015.98	$1,018.50	$1,020.97
Expenses Incurred During Period	$5.70	$9.64	$7.02	$4.44	$5.50	$9.30	$6.77	$4.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33% and .84% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 3.4%

123,500	Precision Castparts Corporation	$22,649,900

279,120	United Technologies Corporation	24,442,538
	Total Aerospace & Defense	47,092,438
	Airlines – 0.5%

510,100	Delta Air Lines, Inc., (2)	7,085,289
	Auto Components – 1.2%

233,510	BorgWarner Inc., (2)	17,321,772
	Biotechnology – 6.0%

79,400	Amgen Inc.	6,785,524

181,000	Biogen Idec Inc., (2)	28,250,480

277,500	Celgene Corporation, (2)	27,461,400

516,000	Gilead Sciences, Inc., (2)	20,356,200
	Total Biotechnology	82,853,604
	Capital Markets – 2.9%

77,000	BlackRock Inc.	18,193,560

165,830	Franklin Resources, Inc.	22,698,810
	Total Capital Markets	40,892,370
	Chemicals – 4.6%

290,940	Ecolab Inc.	21,064,056

418,682	Monsanto Company	42,433,421
	Total Chemicals	63,497,477
	Commercial Banks – 1.0%

383,200	Wells Fargo & Company	13,346,856
	Communications Equipment – 2.4%

512,340	QUALCOMM, Inc.	33,829,810
	Computers & Peripherals – 5.0%

123,510	Apple, Inc.	56,235,337

522,770	EMC Corporation, (2)	12,865,370
	Total Computers & Peripherals	69,100,707
	Construction & Engineering – 1.4%

309,640	Fluor Corporation	20,073,961
	Diversified Financial Services – 1.1%

260,500	McGraw-Hill Companies, Inc.	14,983,960
	Energy Equipment & Services – 0.9%

262,200	FMC Technologies Inc., (2)	12,415,170
	Food & Staples Retailing – 2.3%

132,820	Costco Wholesale Corporation	13,592,799

352,300	CVS Caremark Corporation	18,037,760
	Total Food & Staples Retailing	31,630,559
	Health Care Equipment & Supplies – 3.5%

301,400	Covidien PLC	18,789,276

77,200	Edwards Lifesciences Corporation, (2)	6,942,596

38,585	Intuitive Surgical, Inc., (2)	22,162,452
	Total Health Care Equipment & Supplies	47,894,324

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Winslow Large-Cap Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Health Care Providers & Services – 3.8%

349,400	Express Scripts, Inc., (2)	$18,664,948

346,800	HCA Holdings Inc.	13,057,020

367,930	UnitedHealth Group Incorporated	20,313,415
	Total Health Care Providers & Services	52,035,383
	Health Care Technology – 1.4%

230,910	Cerner Corporation, (2)	19,061,621
	Hotels, Restaurants & Leisure – 3.4%

261,350	Las Vegas Sands	14,439,588

397,280	Starbucks Corporation	22,295,354

158,150	YUM! Brands, Inc.	10,270,261
	Total Hotels, Restaurants & Leisure	47,005,203
	Household Durables – 0.9%

312,100	Lennar Corporation, Class A	12,964,634
	Industrial Conglomerates – 3.1%

720,660	Danaher Corporation	43,189,154
	Internet & Catalog Retail – 5.2%

128,400	Amazon.com, Inc., (2)	34,090,200

56,440	priceline.com Incorporated, (2)	38,687,927
	Total Internet & Catalog Retail	72,778,127
	Internet Software & Services – 7.7%

115,900	Baidu.com, Inc., Sponsored ADR, (2)	12,551,970

465,200	eBay Inc., (2)	26,018,636

882,300	Facebook Inc., Class A, (2)	27,324,831

53,750	Google Inc., Class A, (2)	40,618,338
	Total Internet Software & Services	106,513,775
	IT Services – 8.9%

203,900	International Business Machines Corporation (IBM)	41,405,973

35,610	MasterCard, Inc.	18,460,224

201,700	Teradata Corporation, (2)	13,445,322

317,310	Visa Inc.	50,106,422
	Total IT Services	123,417,941
	Media – 3.5%

376,400	CBS Corporation, Class B	15,703,408

249,500	News Corporation, Class A	6,921,130

5,103,200	Sirius XM Radio Inc.	16,024,048

181,900	Walt Disney Company	9,800,772
	Total Media	48,449,358
	Multiline Retail – 1.3%

389,100	Dollar General Corporation, (2)	17,984,202
	Oil, Gas & Consumable Fuels – 2.6%

224,700	Cabot Oil & Gas Corporation	11,859,666

165,300	Range Resources Corporation	11,103,201

392,500	Williams Companies, Inc.	13,757,125
	Total Oil, Gas & Consumable Fuels	36,719,992
	Personal Products – 1.0%

231,800	Estee Lauder Companies Inc., Class A	14,123,574

12	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 1.9%

122,700	Allergan, Inc.			$12,884,727

295,200	GlaxoSmithKline PLC, ADR			13,464,072

21,800	Zoetis Incorporated, DD1, (2)			566,800
	Total Pharmaceuticals			26,915,599
	Real Estate Investment Trust – 1.3%

235,860	American Tower REIT Inc.			17,960,739
	Road & Rail – 3.9%

407,700	Union Pacific Corporation			53,596,242
	Semiconductors & Equipment – 0.8%

357,000	NXP Semiconductors NV, (2)			10,706,430
	Software – 3.0%

141,180	Intuit, Inc.			8,806,808

188,500	Salesforce.com, Inc., (2)			32,446,505
	Total Software			41,253,313
	Specialty Retail – 3.4%

308,800	Home Depot, Inc.			20,664,896

241,900	Ross Stores, Inc.			14,441,430

128,600	Ulta Salon, Cosmetics & Fragrance, Inc.			12,579,652
	Total Specialty Retail			47,685,978
	Textiles, Apparel & Luxury Goods – 1.9%

98,200	Michael Kors Holdings Limited, (2)			5,511,966

122,670	Ralph Lauren Corporation			20,422,102
	Total Textiles, Apparel & Luxury Goods			25,934,068
	Trading Companies & Distributors – 1.1%

69,400	W.W. Grainger, Inc.			15,116,708
	Wireless Telecommunication Services – 1.3%

259,700	SBA Communications Corporation, (2)			18,090,702
	Total Common Stocks (cost $1,142,173,042)			1,353,521,040

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%

$30,476	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $33,475,560, collateralized by $30,065,000 U.S. Treasury Notes, 1.500%, due 7/31/16, valued at $31,086,729	0.010%	2/01/13	$30,475,552
	Total Short-Term Investments (cost $30,475,552)			30,475,552
	Total Investments (cost $1,172,648,594) – 99.8%			1,383,996,592
	Other Assets Less Liabilities – 0.2%			2,634,906
	Net Assets – 100%			$1,386,631,498

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

DD1	Investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

January 31, 2013

Assets
Investments, at value (cost $1,172,648,594)	$1,383,996,592
Receivables:
Dividends and interest	265,861
Investments sold	23,144,616
Shares sold	2,269,468
Other assets	16,539
Total assets	1,409,693,076
Liabilities
Payables:
Investments purchased	21,130,742
Shares redeemed	812,842
Accrued expenses:
Management fees	691,872
Trustees fees	21,819
12b-1 distribution and service fees	3,726
Other	400,577
Total liabilities	23,061,578
Net assets	$1,386,631,498
Class A Shares
Net assets	$9,356,579
Shares outstanding	263,890
Net asset value per share	$35.46
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$37.62
Class C Shares
Net assets	$1,174,833
Shares outstanding	34,079
Net asset value and offering price per share	$34.47
Class R3 Shares
Net assets	$1,895,977
Shares outstanding	53,974
Net asset value and offering price per share	$35.13
Class I Shares
Net assets	$1,374,204,109
Shares outstanding	38,402,447
Net asset value and offering price per share	$35.78
Net assets consist of:
Capital paid-in	$1,231,654,755
Undistributed (Over-distribution of) net investment income	3,692,703
Accumulated net realized gain (loss)	(60,063,958)
Net unrealized appreciation (depreciation)	211,347,998
Net assets	$1,386,631,498
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2013

Dividend and Interest Income	$8,997,699
Expenses
Management fees	4,298,912
12b-1 service fees – Class A	11,669
12b-1 distribution and service fees – Class C	5,733
12b-1 distribution and service fees – Class R3	4,345
Shareholder servicing agent fees and expenses	773,190
Custodian fees and expenses	87,966
Trustees fees and expenses	28,794
Professional fees	43,132
Shareholder reporting expenses	53,012
Federal and state registration fees	105,665
Other expenses	20,915
Total expenses before fee waiver/expense reimbursement	5,433,333
Fee waiver/expense reimbursement	(185,561)
Net expenses	5,247,772
Net investment income (loss)	3,749,927
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(15,017,140)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	124,951,728
Net realized and unrealized gain (loss)	109,934,588
Net increase (decrease) in net assets from operations	$113,684,515

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$3,749,927	$(57,224)
Net realized gain (loss) from investments and foreign currency	(15,017,140)	(42,767,511)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	124,951,728	73,953,313
Net increase (decrease) in net assets from operations	113,684,515	31,128,578
Fund Share Transactions
Proceeds from sale of shares	298,144,376	1,003,209,230
Cost of shares redeemed	(129,893,308)	(107,209,786)
Net increase (decrease) in net assets from Fund share transactions	168,251,068	895,999,444
Net increase (decrease) in net assets	281,935,583	927,128,022
Net assets at the beginning of period	1,104,695,915	177,567,893
Net assets at the end of period	$1,386,631,498	$1,104,695,915
Undistributed (Over-distribution of) net investment income at the end of period	$3,692,703	$(57,224)

See accompanying notes to financial statements.

16	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	From Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2013(f)	$32.40	$.06	$3.00	$3.06	$—	$—	$—	$—	$35.46
2012	32.26	(.08)	.22	.14	—	—	—	—	32.40
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(e)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2013(f)	31.62	(.07)	2.92	2.85	—	—	—	—	34.47
2012	31.71	(.33)	.24	(.09)	—	—	—	—	31.62
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(e)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2013(f)	32.14	.02	2.97	2.99	—	—	—	—	35.13
2012	32.07	(.20)	.27	.07	—	—	—	—	32.14
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(e)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2013(f)	32.66	.10	3.02	3.12	—	—	—	—	35.78
2012	32.43	— **	.23	.23	—	—	—	—	32.66
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(e)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

18	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

9.44%	$9,357	1.11	%*	.30%*	1.08	%*	.33%*	31%
.43	9,243	1.16		(.37)	1.05		(.26)	57
28.32	2,936	1.18		(.51)	1.05		(.37)	59
11.13	314	2.09		(1.42)	1.04		(.37)	92
13.85	285	4.07	*	(3.32)*	1.05	*	(.29 )*	8

9.01	1,175	1.86	*	(.44 )*	1.83	*	(.41 )*	31
(.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59
10.31	312	2.84		(2.17)	1.79		(1.12)	92
13.65	284	4.82	*	(4.07)*	1.80	*	(1.04)*	8

9.30	1,896	1.37	*	.07 *	1.33	*	.10 *	31
.22	947	1.50		(.84)	1.30		(.64)	57
27.97	56	1.55		(.80)	1.30		(.55)	59
10.87	313	2.34		(1.67)	1.29		(.62)	92
13.75	284	4.33	*	(3.57)*	1.30	*	(.54 )*	8

9.55	1,374,204	.87	*	.57 *	.84	*	.60 *	31
.71	1,093,460	.92		(.12)	.80		— ***	57
28.64	174,496	.99		(.26)	.80		(.07)	59
11.39	28,298	1.75		(1.15)	.79		(.19)	92
13.90	3,835	2.69	*	(2.13)*	.80	*	(.23 )*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the delayed delivery purchase commitments. As of January 31, 2013, the Fund had outstanding delayed delivery purchase commitments of $566,800.

20	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options purchased, options written, and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written,” respectively on the Statement of Operations, when applicable.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange, futures, options, swap contracts, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,353,521,040	$—	$—	$1,353,521,040
Short-Term Investments:
Repurchase Agreements	—	30,475,552	—	30,475,552
Total	$1,353,521,040	$30,475,552	$—	$1,383,996,592
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2013.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,655	$566,633	258,585	$7,806,559
Class C	3,987	132,748	33,676	1,100,530
Class R3	32,466	1,086,991	40,124	1,267,509
Class I	8,688,377	296,358,004	31,321,651	993,034,632
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	8,741,485	298,144,376	31,654,036	1,003,209,230
Shares redeemed:
Class A	(38,009)	(1,278,884)	(64,376)	(2,089,184)
Class C	(2,999)	(98,095)	(3,085)	(93,979)
Class R3	(7,943)	(267,343)	(12,430)	(401,615)
Class I	(3,764,748)	(128,248,986)	(3,223,524)	(104,625,008)
	(3,813,699)	(129,893,308)	(3,303,415)	(107,209,786)
Net increase (decrease)	4,927,786	$168,251,068	28,350,621	$895,999,444

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2013, aggregated $538,191,133 and $376,225,675, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of January 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$1,178,495,123
Gross unrealized:
Appreciation	$212,606,085
Depreciation	(7,104,616)
Net unrealized appreciation (depreciation) of investments	$205,501,469

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2012, the Fund’s last tax year end, as follows:

Capital paid-in	$(12,009)
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	12,009

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2012, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$332,522
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

24	Nuveen Investments

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2012, the Fund’s last tax year end, the Fund had $1,168,945 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on July 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund’s last tax year ended July 31, 2012, the Fund generated post-enactment capital losses as follows:

Post-enactment losses:
Short-term	$3,404,382
Long-term	152,971

The Fund has elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Fund’s last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$34,473,990
Late-year ordinary losses	389,746

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for the Fund was .1672%.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$35
Paid to financial intermediaries	31

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to Shareholders relating to their investments.

During the six months ended January 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$1,122

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2013, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$2,233

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2013, as follows:

CDSC retained	$72

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

On March 25, 2013, the Fund began offering Class R6 Shares as further described in the Fund’s most recent prospectus.

26	Nuveen Investments

Notes

Nuveen Investments	27

Notes

28	Nuveen Investments

Notes

Nuveen Investments	29

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Fund Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, LLC.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	31

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-WINSL-0113P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)	NBQAX	NBQCX	NBQBX	NBQIX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

March 25, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

During the current reporting period, the Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund), the Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund), and the Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund) were managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc.

Effective March 1, 2013, (subsequent to the close of this reporting period), there was an internal reorganization of certain investment personnel and Fund management responsibilities between SBAM and Nuveen Asset Management, LLC (NAM), both affiliates of Nuveen Investments. In connection with this reorganization, NAM replaced SBAM as the Funds’ sub-adviser. In addition, the Funds’ names changed as mentioned previously. There were no changes to the Funds’ investment objectives or policies.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James Boothe and Nancy Crouse, CFA, previously co-managed the Nuveen Growth Fund. Effective December 10, 2012, Robert Doll, CFA, was added as a portfolio manager to the Nuveen Growth Fund and James Boothe ceased serving as a portfolio manager for the Fund. Effective February 28, 2013, Michael Mayfield retired from SBAM and no longer is a portfolio manager for the Fund. Nancy Crouse continues to serve as a portfolio manager for the Fund, along with Robert Doll.

Tracy Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund. Tracy also co-manages the Nuveen Global Growth Fund with Nancy Crouse, CFA.

We recently spoke with the portfolio managers about their key investment strategies and performance of the Funds for the six-month period ended January 31, 2013.

How did the Funds perform during the six-month period ended January 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2013. Each Funds Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

Nuveen Investments	5

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI World Index and its Lipper classification average for the six-month period ending January 31, 2013.

The Fund is designed to use a geographically, economically and demographically diversified strategy that seeks long-term capital appreciation by investing in a range of both U.S. and in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as we seek to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that are used to identify potential investments include: substantial earnings growth over the long term; proven management track records; position as industry leaders; and sustainable competitive advantages.

On a sector basis, our holdings in industrials, consumer staples and consumer discretionary contributed positively to performance. On the negative side, our underweight in the financial sector detracted from performance versus the MSCI World Index. On a country basis the U.S., China, Indonesia and the Philippines contributed favorably to attribution while the main detractors were our holdings in France and Switzerland.

Several individual positions contributed to performance, including Galaxy Entertainment Group Limited. The company realized strong stock appreciation during the period, due in part to the increasing gaming volumes and the announcement of the additional phases for Galaxy Macau. We believe Macau gaming is a compelling China consumption story. Galaxy has two properties targeting different segments: StarWorld, which focuses on the VIP market in the Macau Peninsula, and Galaxy Macau, which targets the mass-market in Cotai. We favor Galaxy, as it has demonstrated good execution capability and its potential from Galaxy Macau has not been fully priced in. Additionally, it has one of the biggest undeveloped land banks in Macau.

Also positively contributing to performance was United Rentals Inc. The company was a strong contributor to returns during the reporting period. While its valuation expanded, the increase in expected earnings drove most of the return. As the largest equipment rental company in North America, United Rentals’ growth is driven by strong secular growth in renting equipment. Attractive economics and improved service levels have compelled industrial users to rent rather than own. We expect that synergies from the acquisition of RSC and a gradual improvement in non-residential construction to help to sustain an attractive level of growth.

Lastly, Chongqing Rural Commercial Bank (QRB) also contributed positively to performance. QRB enjoys faster credit growth than its nationwide peers given China’s “go west” policy

6	Nuveen Investments

which was re-emphasized by the central government plan. Recently the central government demonstrated its commitment to Chongqing’s development with contracts signed between the central government-owned enterprises and the Chongqing government.

Several positions detracted from performance including Apple, Inc. The company saw two sub-consensus earnings per share (EPS) quarters in a row and then a December 2012 quarter guidance that was below expectations. Some of the biggest issues that Apple’s stock faced over this time period were the aggressive competition from other smart phone manufacturers, extremely high expectations for their products and a lack of upcoming new products. The iPhone 5 was slightly underwhelming and Apple is facing lower priced smart phones in the emerging countries which many believe may hurt their margins or slow overall volume growth.

EMC Corporation detracted from performance with returns slightly below that of the relatively weak technology sector. Investor concerns about the storage market due to macro issues impacting spending growth have held the stock back. We continue to view EMC’s exposure to the secular growth of big data and the related requirements for storage, security and analysis of the data, as well as their new product cycle.

Lastly, Express Scripts Holding Company, detracted from performance as well. In November 2012, Express Scripts reported a strong beat for the quarter, but put forth very conservative guidance for 2013 and the stock sold off over the next week or so. The company has seen solid margin expansion and slightly lower volume growth in the period. We believe the headwinds of a decline in members, low utilization and increased clients demands (costs) weighed down the performance of the stock in relation to the other pharmacy benefit management solution providers.

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 1000 Growth Index, but underperformed its Lipper classification average during the six-month reporting period ended January 31, 2013.

In this Fund, we seek to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, positive stock selection was the primary contributor to our outperformance particularly in the technology and health care sectors. Stock selection detracted in consumer discretionary, energy and industrial sectors.

Stocks contributing the most to performance included Gilead Sciences, Inc. where we have benefited from the continued progression of their pipeline products, such as GS 977/5885 for Hepatitis C. Rising expectations for earnings growth as this new drug launch approaches in 2014 as well as the recent launch of their “quad” pill treatment for HIV has resulted in a revaluation upward.

Nuveen Investments	7

Discovery Communications, Inc. also contributed to the positive performance as the stock rose due to strong ratings in advertising revenue growth. The multiple drivers of their growth are expected to continue, including the expansion of their programming into international markets, healthy advertising trends, affiliate fee increases as distributor contracts are renewed and new programming launches.

Our holdings in Chicago Bridge and Iron Company N.V. was a positive factor during the period as the investors appreciated strong revenue growth and rising margins. Chicago Bridge and Iron Company N.V., which provides both engineering services and products for projects in the hydrocarbon, water and nuclear industries, is expected to continue to benefit from the growth in investment in projects to increase liquid natural gas export capacity, as well as in petrochemical and gas processing.

Our underweighted position in Apple, Inc. relative to the stocks weighting in the Russell 1000 Growth index was also a positive contributor. While the stock was weak during this period it added to relative performance. The company saw two sub-consensus earnings per share (EPS) quarters in a row and then a December 2012 quarter guidance that was below expectations. Some of the biggest issues that Apple’s stock faced over this time period were the aggressive competition from other smart phone manufacturers, extremely high expectations for their products and a lack of upcoming new products. The iPhone 5 was slightly underwhelming and Apple is facing lower priced smart phones in the emerging countries which many believe may hurt their margins or slow overall volume growth. We continue to think that the earnings potential for their global product franchise is attractive but are watchful of the level to which growth will decelerate from recent high levels.

Stocks detracting the most included Dollar General Corporation which experienced a multiple contraction based on concerns that the lower income consumer would be most exposed to the negative impacts of higher payroll taxes and higher gas prices. Additionally, concerns about the competitive environment grew due to Wal-Mart’s focus on driving traffic and market share through more discounting. We believe that the company continues to execute well within a strong retail channel and will generate attractive earnings growth.

EMC Corporation detracted from performance with returns slightly below that of the relatively weak technology sector. Investor concerns about the storage market due to macro issues impacting spending growth have held the stock back. We continue to view EMC’s exposure to the secular growth of big data and the related requirements for storage, security and analysis of the data, as well as their new product cycle.

Ross Stores, Inc. has underperformed as investors begin to fear a material deceleration in earnings growth. We continue to believe that mid to upper single digit revenue growth, sourced both through new store growth and increasing same store productivity, may likely result in attractive earnings per share growth.

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

The Fund’s Class A Shares at net asset value (NAV) outperformed both the MSCI EAFE Index and the Lipper classification average for the six-month period ending January 31, 2013.

8	Nuveen Investments

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment processes center on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that are used to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

On a sector basis, our overweight holdings in industrials and our underweight holdings in consumer staples contributed positively overall to performance. On the negative side, our overweight in financial holdings detracted. On a country basis, Japan and Indonesia contributed favorably to performance, while the main detractors were our holdings in Canada and France.

During the reporting period several individual holdings performed well. ARM Holdings Plc is a leading semi conductor intellectual property (IP) supplier to the global semiconductor market. Traditionally the majority of ARM’s royalty sales have been driven by the mobile market where they command a large market share in the smartphone/tablet space. ARM’s new ‘big.LITTLE’ configuration which supports advanced workloads in the most power efficient manner, as well as the server end market may likely drive further growth and adoption of Arm’s IP library and enhance royalty rates going forward.

Galaxy Entertainment Group Limited also positively contributed to performance. The company realized strong stock appreciation during the reporting period, due in part to the increasing gaming volumes and the announcement of the additional phases for Galaxy Macau. We believe Macau gaming is a compelling China consumption story. Galaxy has two properties targeting different segments: StarWorld, which focuses on the VIP market in the Macau Peninsula, and Galaxy Macau, which targets the mass-market in Cotai. We favor Galaxy, as it has demonstrated good execution capability, and its potential from Galaxy Macau has not been fully priced in. Additionally, it has one of the biggest undeveloped land banks in Macau.

Lastly, Norwegian Air Shuttle ASA positively contributed to performance. The company is the leading Scandinavian low cost passenger airline. With newly launched routes into North Africa, Middle East, Thailand and the U.S. It is the first long haul low cost airline. The company recently guided capacity growth in excess of 20% for 2013 and we hope that this will translate capacity growth into earning growth despite increased competition and high fuel prices.

Nuveen Investments	9

Several positions detracted from performance, including Allot Communications, a leading provider of intelligent IP service optimization solutions for mobile, DSL and wireless broadband carriers, cable operator service providers and enterprises. Given an expected earnings miss and lack of guidance from management, we believe shares could continue to come under pressure and have sold out of the position. Nevertheless, we believe there is great potential for Allot and the deep packet inspection market, and that investors may reconsider the story on signs of growth reacceleration.

Also detracting from performance was Aggreko, a global leader in providing temporary power generation equipment, typically fueled by diesel or gas. Unlike most of its equipment rental peers, Aggreko procures and manufactures its rental equipment in-house, with an estimated like for like capital cost of 20%-60% less than peers. Long term drivers remain intact, but the company saw a slowdown in emerging market demand and a recent muted order intake. The stock underperformed during the reporting period and we decided to sell our position.

Lastly, our holdings in TelecityGroup PLC underperformed as well. Telecity is the leading carrier-neutral data center company in Europe. The company rents out space and power to companies to enable them to outsource IT infrastructure. Recently reported results contained no surprise but the stock sold off in response to management’s interim announcement about new capacity additions coming online over five years instead of the previously mentioned three years. This created concerns regarding the robustness of earnings estimates for the next couple of years. We continue to hold Telecity for its “growth utility” characteristics and monopoly like status.

Risk Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk and derivatives risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Small-cap stocks involve substantial risk and potential increased price volatility.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*
	6-Month	1-Year	Since Inception
Class A Shares at NAV	14.68%	12.89%	16.83%
Class A Shares at maximum Offering Price	8.09%	6.40%	15.01%
MSCI World Index**	13.47%	15.91%	15.62%
Lipper Global Multi-Cap Growth Funds Classification Average**	13.57%	13.08%	15.59%

Class C Shares	14.27%	12.08%	15.97%
Class R3 Shares	14.56%	12.65%	16.56%
Class I Shares	14.84%	13.21%	17.13%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*
	6-Month	1-Year	Since Inception
Class A Shares at NAV	9.27%	14.16%	15.67%
Class A Shares at maximum Offering Price	2.98%	7.59%	13.82%
Class C Shares	8.86%	13.35%	14.81%
Class R3 Shares	9.14%	13.91%	15.38%
Class I Shares	9.39%	14.50%	15.96%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.98%	1.43%
Class C Shares	7.02%	2.18%
Class R3 Shares	6.92%	1.68%
Class I Shares	7.52%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.05%	10.20%	2.57%	2.13%
Class A Shares at maximum Offering Price	2.77%	3.88%	1.36%	1.25%
Russell 1000® Growth Index**	7.75%	13.43%	5.70%	5.54%
Lipper Multi-Cap Growth Funds Classification Average**	10.66%	13.44%	3.93%	4.21%

Class C Shares	8.64%	9.40%	1.79%	1.36%
Class R3 Shares	8.88%	9.92%	2.28%	1.85%
Class I Shares	9.15%	10.50%	2.82%	2.38%
Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.19%	11.06%	0.84%	1.39%
Class A Shares at maximum Offering Price	-0.87%	4.68%	-0.35%	0.50%
Class C Shares	4.78%	10.28%	0.08%	0.63%
Class R3 Shares	5.01%	10.77%	0.56%	1.11%
Class I Shares	5.31%	11.36%	1.09%	1.64%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.30%	1.23%
Class C Shares	2.06%	1.98%
Class R3 Shares	1.52%	1.48%
Class I Shares	1.06%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual*
	6-Month	1-Year	Since Inception
Class A Shares at NAV	19.47%	19.11%	17.84%
Class A Shares at maximum Offering Price	12.60%	12.26%	16.01%
MSCI EAFE Index**	18.61%	17.25%	13.62%
Lipper International Multi-Cap Growth Funds Classification Average**	15.59%	14.70%	14.40%

Class C Shares	19.05%	18.31%	16.99%
Class R3 Shares	19.34%	18.80%	17.55%
Class I Shares	19.63%	19.41%	18.14%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual*
	6-Month	1-Year	Since Inception
Class A Shares at NAV	15.29%	22.75%	16.90%
Class A Shares at maximum Offering Price	8.66%	15.70%	15.04%
Class C Shares	14.85%	21.90%	16.04%
Class R3 Shares	15.15%	22.45%	16.60%
Class I Shares	15.43%	23.07%	17.19%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.65%	1.43%
Class C Shares	2.43%	2.18%
Class R3 Shares	1.89%	1.68%
Class I Shares	1.39%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Holding Summaries as of January 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Growth Fund

Portfolio Allocation[1]
Common Stocks	98.1%
Other[2]	1.9%

Country Allocation[3]
United States	43.4%
United Kingdom	10.3%
Japan	6.4%
Hong Kong	6.2%
Germany	5.4%
Canada	3.5%
Thailand	3.1%
Norway	2.9%
Indonesia	2.4%
China	2.3%
Israel	2.1%
France	1.8%
Switzerland	1.7%
Netherlands	1.1%
Philippines	1.1%
Italy	1.1%
Australia	1.0%
Brazil	1.0%
Ireland	0.9%
Denmark	0.9%
Mexico	0.7%
Sweden	0.7%

Portfolio Composition[1]
Energy Equipment & Services	6.1%
Commercial Banks	6.0%
Textiles, Apparel & Luxury Goods	4.8%
Machinery	4.3%
Airlines	4.0%
Real Estate Management & Development	3.5%
Computers & Peripherals	3.5%
Internet Software & Services	3.3%
Food & Staples Retailing	3.1%
Hotels, Restaurants & Leisure	3.1%
Media	3.0%
Chemicals	3.0%
Pharmaceuticals	2.9%
Biotechnology	2.8%
Household Durables	2.7%
Food Products	2.6%
Software	2.5%
Construction Materials	2.5%
Oil, Gas & Consumable Fuels	2.4%
IT Services	2.3%
Specialty Retail	2.2%
Capital Markets	2.1%
Construction & Engineering	2.1%
Wireless Telecommunication Services	2.0%
Internet & Catalog Retail	1.9%
Life Sciences Tools & Services	1.7%
Other[4]	19.6%

Top Five Common Stock Holdings[1]
Apple, Inc.	2.1%
Norwegian Air Shuttle	1.7%
InterContinental Hotels Group PLC, ADR	1.5%
Visa Inc.	1.5%
Kansas City Southern Industries	1.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments. Holdings are subject to change.

4	Includes other assets less liabilities and all industries less than 1.7% of total net assets.

Nuveen Investments	15

Holding Summaries (continued) as of January 31, 2013

Nuveen Growth Fund

Portfolio Allocation[1]
Common Stocks	94.4%
Short-Term Investments	4.9%
Other[2]	0.7%

Portfolio Composition[1]
Software	8.9%
IT Services	6.2%
Internet Software & Services	5.3%
Computers & Peripherals	5.1%
Media	4.8%
Chemicals	4.6%
Food & Staples Retailing	4.5%
Energy Equipment & Services	4.4%
Aerospace & Defense	4.1%
Specialty Retail	3.7%
Biotechnology	3.1%
Communication Equipment	3.1%
Specialized REIT	2.7%
Pharmaceuticals	2.6%
Machinery	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Electronic Components	2.2%
Hotels, Restaurants & Leisure	2.1%
Trading Companies & Distributors	2.1%
Construction & Engineering	2.1%
Short-Term Investments	4.9%
Other[3]	19.0%

Top Five Common Stock Holdings[1]
Visa Inc.	3.4%
Google Inc., Class A	3.3%
Gilead Sciences, Inc.	3.1%
QUALCOMM, Inc	3.1%
Discovery Communications Inc., Class A Shares	2.9%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.1% of total net assets.

16	Nuveen Investments

Nuveen International Growth Fund

Portfolio Allocation[1]
Common Stocks	98.4%
Warrants	—%	[2]
Short-Term Investments	1.7%
Other[3]	(0.1)%

Country Allocation[4]
United Kingdom	16.4%
Japan	13.6%
Hong Kong	9.8%
Germany	9.4%
Canada	5.5%
Italy	4.3%
Norway	3.9%
Thailand	3.8%
Indonesia	3.6%
Philippines	3.1%
Denmark	3.0%
Netherlands	3.0%
France	2.9%
Israel	2.7%
Switzerland	2.4%
China	2.4%
Sweden	2.0%
Australia	1.9%
India	1.0%
United States	1.0%
Mexico	1.0%
Brazil	1.0%
Ireland	0.7%
Short-Term Investments[6]	1.6%

Portfolio Composition[1]
Commercial Banks	6.3%
Textiles, Apparel & Luxury Goods	5.7%
Energy Equipment & Services	5.6%
Real Estate Management & Development	5.4%
Hotels, Restaurants & Leisure	4.2%
Pharmaceuticals	4.0%
Media	4.0%
Machinery	3.9%
Airlines	3.8%
Construction & Engineering	3.2%
Construction Materials	3.1%
Diversified Financial Services	2.7%
Chemicals	2.5%
Semiconductors & Equipment	2.5%
Aerospace & Defense	2.5%
Life Sciences Tools & Services	2.4%
Metals & Mining	2.3%
Household Products	2.1%
Capital Markets	2.1%
Food Products	2.1%
Health Care Providers & Services	2.0%
Insurance	2.0%
Biotechnology	2.0%
Internet Software & Services	1.9%
Internet & Catalog Retail	1.8%
Warrants	—%	[2]
Short-Term Investments	1.7%
Other[5]	18.2%

Top Five Common Stock Holdings[1]
Caesarstone Sdot-Yam Limited	2.1%
Sumitomo Mitsui Financial Group	2.0%
AIA Group Limited	2.0%
European Aeronautic Defense & Space Company	2.0%
Galaxy Entertainment Group Limited	1.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to 0.0%.

3	Other assets less liabilities.

4	As a percentage of total investments. Holdings are subject to change.

5	Includes other assets less liabilities and all industries less than 1.8% of total net assets.

6	Denominated in U.S. Dollars.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,146.80	$1,142.70	$1,145.60	$1,148.40	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.68	$11.72	$9.03	$6.34	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,090.50	$1,086.40	$1,088.80	$1,091.50	$1,019.06	$1,015.27	$1,017.80	$1,020.32
Expenses Incurred During Period	$6.43	$10.36	$7.74	$5.11	$6.21	$10.01	$7.48	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,194.70	$1,190.50	$1,193.40	$1,196.30	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.86	$11.98	$9.23	$6.48	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Global Growth Fund

(formerly known as Nuveen Santa Barbara Global Growth Fund)

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 1.6%

24,000	AviChina Industry & Technology Company Limited	$11,667

575	European Aeronautic Defense & Space Company	27,017
	Total Aerospace & Defense	38,684
	Airlines – 4.0%

2,200	Delta Air Lines, Inc., (2)	30,558

1,400	Norwegian Air Shuttle, (2)	42,670

1,100	WestJet Airlines Limited	23,050
	Total Airlines	96,278
	Biotechnology – 2.8%

275	Celgene Corporation, (2)	27,214

3,900	Mesoblast Limited, (2)	24,320

2,700	Swedish Orphan Biovitrum AB, (2)	16,180
	Total Biotechnology	67,714
	Capital Markets – 2.1%

9,650	Henderson Group PLC	23,723

800	Jafco Company Limited	27,645
	Total Capital Markets	51,368
	Chemicals – 3.0%

500	Nitto Denko Corporation	28,214

175	PPG Industries, Inc.	24,127

50	Syngenta AG, ADR	21,587
	Total Chemicals	73,928
	Commercial Banks – 6.0%

2,900	Banca Popolare dell’Emilia Romagna Scrl	25,595

5,000	Barclays PLC	23,869

675	First Republic Bank of San Francisco	24,091

375	Signature Bank, (2)	27,724

3,000	Sumitomo Mitsui Financial Group	24,270

700	SunTrust Banks, Inc.	19,859
	Total Commercial Banks	145,408
	Communications Equipment – 0.9%

1,020	Juniper Networks Inc., (2)	22,828
	Computers & Peripherals – 3.5%

110	Apple, Inc.	50,084

1,390	EMC Corporation, (2)	34,208
	Total Computers & Peripherals	84,292
	Construction & Engineering – 2.1%

18,000	China Communications Construction Company Limited	18,359

500	Hochtief AG, (2)	32,608
	Total Construction & Engineering	50,967
	Construction Materials – 2.5%

1,875	Caesarstone Sdot-Yam Limited, (2)	35,625

375	Eagle Materials Inc.	24,289
	Total Construction Materials	59,914

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Global Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Diversified Consumer Services – 0.8%

400	Coinstar Inc., (2)	$20,352
	Diversified Financial Services – 1.6%

1,880	Ayala Corporation	26,247

16,000	Far East Horizon Limited	12,131
	Total Diversified Financial Services	38,378
	Diversified Telecommunication Services – 1.0%

122,700	Jasmine International PCL	24,688
	Electrical Equipment – 1.1%

290	Rockwell Automation, Inc.	25,865
	Electronic Equipment & Instruments – 0.4%

37,000	Erajaya Swasembada Tbk PT, (2)	10,637
	Energy Equipment & Services – 6.1%

275	National-Oilwell Varco Inc.	20,389

525	Oceaneering International Inc.	33,185

900	Petrofac Limited	23,381

1,500	Petroleum Geo-Services	26,607

415	ShawCor Limited, Class A Shares	16,685

1,160	Subsea 7 SA	28,072
	Total Energy Equipment & Services	148,319
	Food & Staples Retailing – 3.1%

280	PriceSmart, Inc.	21,563

300	Tsuruha Holdings Inc.	25,130

305	Whole Foods Market, Inc.	29,356
	Total Food & Staples Retailing	76,049
	Food Products – 2.6%

335	Hain Celestial Group Inc., (2)	19,092

4,100	Malee Sampran Public Company	19,386

4,700	Marfrig Alimentos SA, (2)	24,192
	Total Food Products	62,670
	Health Care Providers & Services – 1.0%

200	Fresenius SE & Company KGaA	24,345
	Health Care Technology – 1.0%

1,100	CompuGroup Medical AG	24,203
	Hotels, Restaurants & Leisure – 3.1%

1,465	Dominos Pizza Inc.	11,954

6,000	Galaxy Entertainment Group Limited, (2)	27,039

1,246	InterContinental Hotels Group PLC, ADR	36,583
	Total Hotels, Restaurants & Leisure	75,576
	Household Durables – 2.7%

1,525	Pulte Corporation, (2)	31,629

290	SodaStream International Limited, (2)	13,946

10,500	Techtronic Industries Company Limited	21,283
	Total Household Durables	66,858
	Insurance – 1.0%

6,000	AIA Group Limited	23,867

20	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.9%

550	ASOS PLC, (2)	$22,601

36	Priceline.com Incorporated, (2)	24,677
	Total Internet & Catalog Retail	47,278
	Internet Software & Services – 3.3%

600	eBay Inc., (2)	33,558

1,750	Telecity Group PLC	23,508

700	Tencent Holdings Limited	24,496
	Total Internet Software & Services	81,562
	IT Services – 2.3%

8,600	Anite PLC	19,668

230	Visa Inc.	36,319
	Total IT Services	55,987
	Leisure Equipment & Products – 0.7%

21,000	Sunny Optical Technology Group Company, Limited	17,871
	Life Sciences Tools & Services – 1.7%

110	Eurofins Scientific	19,656

750	ICON plc, (2)	21,982
	Total Life Sciences Tools & Services	41,638
	Machinery – 4.3%

253	Caterpillar Inc.	24,893

260	Cummins Inc.	29,856

9,000	IHI Corporation	23,326

675	Kennametal Inc.	27,682
	Total Machinery	105,757
	Media – 3.0%

400	Discovery Communications Inc., Class A Shares, (2)	27,752

950	IMAX Corporation, (2)	22,448

900	Rightmove PLC	23,923
	Total Media	74,123
	Metals & Mining – 0.9%

625	Teck Cominco Limited	22,806
	Oil, Gas & Consumable Fuels – 2.4%

260	Pioneer Natural Resources Company	30,560

410	Range Resources Corporation	27,540
	Total Oil, Gas & Consumable Fuels	58,100
	Pharmaceuticals – 2.9%

225	Allergan, Inc.	23,627

250	Bayer AG, Sponsored ADR	24,671

115	Novo Nordisk A/S	21,159
	Total Pharmaceuticals	69,457
	Professional Services – 0.7%

315	Adecco SA	18,103
	Real Estate Management & Development – 3.5%

274,500	Alam Sutera Realty Tbk PT	21,701

139,500	Bekasi Fajar Industrial Estate Tbk PT, (2)	10,455

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Global Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

1,000	Mitsubishi Estate Company Limited	$24,211

280,200	Quality House PCL, (3)	28,941
	Total Real Estate Management & Development	85,308
	Road & Rail – 1.5%

385	Kansas City Southern Industries	35,847
	Semiconductors & Equipment – 1.5%

590	Altera Corporation	19,718

1,225	ARM Holdings PLC	16,767
	Total Semiconductors & Equipment	36,485
	Software – 2.5%

485	Aveva Group PLC	16,623

24,300	Monitise PLC, (2)	13,007

375	Red Hat, Inc., (2)	20,835

315	Splunk Inc., (2)	10,382
	Total Software	60,847
	Specialty Retail – 2.2%

640	GNC Holdings Inc.	23,002

300	Tractor Supply Company	31,101
	Total Specialty Retail	54,103
	Textiles, Apparel & Luxury Goods – 4.8%

250	Adidas-Salomon AG	23,235

135	Christian Dior SA	23,591

425	Michael Kors Holdings Limited, (2)	23,855

10,800	Samsonite International SA	23,479

24,000	Texwinca Holdings Limited	22,653
	Total Textiles, Apparel & Luxury Goods	116,813
	Trading Companies & Distributors – 1.3%

625	United Rentals Inc., (2)	31,638
	Transportation Infrastructure – 0.7%

7,900	OHL Mexico, S.A.B. de C.V, (2)	17,894
	Wireless Telecommunication Services – 2.0%

475	SBA Communications Corporation, (2)	33,089

26,000	Tower Bersama Infrastructure Tbk PT, (2)	15,748
	Total Wireless Telecommunication Services	48,837
	Total Investments (cost $2,112,398) – 98.1%	2,393,642
	Other Assets Less Liabilities – 1.9%	46,321
	Net Assets – 100%	$2,439,963

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Growth Fund

(formerly known as Nuveen Santa Barbara Growth Fund)

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 94.4%

	Aerospace & Defense – 4.1%

2,700	Precision Castparts Corporation	$495,180

8,335	United Technologies Corporation	729,896
	Total Aerospace & Defense	1,225,076
	Biotechnology – 3.1%

23,560	Gilead Sciences, Inc., (2)	929,442
	Capital Markets – 1.9%

8,000	T. Rowe Price Group Inc.	571,600
	Chemicals – 4.6%

9,800	Ecolab Inc.	709,520

6,715	Monsanto Company	680,565
	Total Chemicals	1,390,085
	Commercial Banks – 1.9%

16,200	Wells Fargo & Company	564,246
	Communication Equipment – 3.1%

13,890	QUALCOMM, Inc.	917,157
	Computers & Peripherals – 5.1%

1,675	Apple, Inc.	762,644

30,700	EMC Corporation, (2)	755,527
	Total Computers & Peripherals	1,518,171
	Construction & Engineering – 2.1%

12,100	Chicago Bridge & Iron Company N.V.	614,801
	Electronic Components – 2.2%

9,815	Amphenol Corporation, Class A	663,200
	Energy Equipment & Services – 4.4%

7,600	National-Oilwell Varco Inc.	563,464

9,555	Schlumberger Limited	745,768
	Total Energy Equipment & Services	1,309,232
	Food & Staples Retailing – 4.5%

7,300	Costco Wholesale Corporation	747,082

11,900	CVS Caremark Corporation	609,280
	Total Food & Staples Retailing	1,356,362
	Food Products – 1.0%

3,900	Mead Johnson Nutrition Company, Class A Shares	296,400
	Health Care Equipment & Supplies – 1.9%

9,000	Covidien PLC	561,060
	Health Care Providers & Services – 1.7%

9,460	Express Scripts, Holding Company, (2)	505,353
	Hotels, Restaurants & Leisure – 2.1%

11,300	Starbucks Corporation	634,156
	Internet Software & Services – 5.3%

10,700	eBay Inc., (2)	598,451

1,325	Google Inc., Class A, (2)	1,001,289
	Total Internet Software & Services	1,599,740

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	IT Services – 6.2%

11,910	Accenture Limited	$856,210

6,400	Visa Inc.	1,010,624
	Total IT Services	1,866,834
	Life Sciences Tools & Services – 1.1%

3,600	Waters Corporation, (2)	329,652
	Machinery – 2.3%

18,600	Donaldson Company, Inc.	699,546
	Media – 4.8%

10,900	DirecTV, (2)	557,426

12,600	Discovery Communications Inc., Class A Shares, (2)	874,188
	Total Media	1,431,614
	Multiline Retail – 1.6%

10,300	Dollar General Corporation, (2)	476,066
	Personal Products – 0.8%

5,900	Nu Skin Enterprises, Inc., Class A	249,924
	Pharmaceuticals – 2.6%

7,405	Allergan, Inc.	777,599
	Professional Services – 1.7%

4,900	IHS Inc., (2)	504,210
	Road & Rail – 1.3%

4,200	Kansas City Southern Industries	391,062
	Semiconductors & Equipment – 1.4%

12,600	Altera Corporation	421,092
	Software – 8.9%

13,500	BMC Software, Inc., (2)	560,925

8,600	Check Point Software Technology Limited, (2)	430,000

7,200	Intuit, Inc.	449,136

18,900	Oracle Corporation	671,139

9,900	Red Hat, Inc., (2)	550,044
	Total Software	2,661,244
	Specialized REIT – 2.7%

10,400	American Tower REIT Inc.	791,960
	Specialty Retail – 3.7%

3,900	PetSmart Inc.	255,099

8,390	Ross Stores, Inc.	500,883

3,300	Tractor Supply Company	342,111
	Total Specialty Retail	1,098,093
	Textiles, Apparel & Luxury Goods – 2.2%

12,430	Nike, Inc., Class B	671,842
	Tobacco – 2.0%

6,700	Philip Morris International	590,672
	Trading Companies & Distributors – 2.1%

2,860	W.W. Grainger, Inc.	622,965
	Total Common Stocks (cost $20,987,992)	28,240,456

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.9%

$1,474	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $1,473,993, collateralized by $1,455,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $1,504,447	0.010%	2/01/13	$1,473,992
	Total Short-Term Investments (cost $1,473,992)			1,473,992
	Total Investments (cost $22,461,984) – 99.3%			29,714,448
	Other Assets Less Liabilities – 0.7%			222,392
	Net Assets – 100%			$29,936,840

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen International Growth Fund

(formerly known as Nuveen Santa Barbara International Growth Fund)

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 2.5%

260,000	AviChina Industry & Technology Company Limited	$126,389

10,700	European Aeronautic Defense & Space Company	502,758
	Total Aerospace & Defense	629,147
	Airlines – 3.8%

13,600	Lufthansa AG	270,067

14,655	Norwegian Air Shuttle, (2)	446,660

11,900	WestJet Airlines Limited	249,358
	Total Airlines	966,085
	Auto Components – 1.0%

8,000	Aisin Seiki Company Limited	261,403
	Beverages – 1.5%

3,525	Carlsberg AS, B Shares	377,218
	Biotechnology – 2.0%

41,000	Mesoblast Limited, (2)	255,674

40,200	Swedish Orphan Biovitrum AB, (2)	240,902
	Total Biotechnology	496,576
	Capital Markets – 2.1%

101,400	Henderson Group PLC	249,272

8,200	Jafco Company Limited	283,362
	Total Capital Markets	532,634
	Chemicals – 2.5%

949,300	D&L Industries, Incorporated, (2)	135,331

4,900	Nitto Denko Corporation	276,494

550	Syngenta AG, ADR	237,454
	Total Chemicals	649,279
	Commercial Banks – 6.3%

22,800	Banca Popolare dell’Emilia Romagna Scrl	201,226

78,000	Barclays PLC	372,361

4,100	BNP Paribas SA	257,250

5,700	ICICI Bank Limited, ADR	261,060

63,000	Sumitomo Mitsui Financial Group	509,670
	Total Commercial Banks	1,601,567
	Construction & Engineering – 3.2%

233,000	China Communications Construction Company Limited	237,645

523,800	EEI Corporation	148,057

6,600	Hochtief AG, (2)	430,420
	Total Construction & Engineering	816,122
	Construction Materials – 3.1%

27,600	Caesarstone Sdot-Yam Limited, (2)	524,400

96,000	Taiheiyo Cement Corporation	261,403
	Total Construction Materials	785,803
	Diversified Financial Services – 2.7%

20,600	Ayala Corporation	287,595

26	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services (continued)

258,000	Far East Horizon Limited	$195,611

10,800	Hong Kong Exchanges and Clearing Limited	205,127
	Total Diversified Financial Services	688,333
	Diversified Telecommunication Services – 1.0%

1,286,400	Jasmine International PCL	258,833
	Electrical Equipment – 1.0%

12,000	Prysmian SPA	256,787
	Electronic Equipment & Instruments – 0.4%

392,500	Erajaya Swasembada Tbk PT, (2)	112,834
	Energy Equipment & Services – 5.6%

11,200	Petrofac Limited	290,961

16,875	Petroleum Geo-Services	299,326

27,100	Prosafe SE	257,958

4,500	ShawCor Limited, Class A Shares	180,920

16,000	Subsea 7 SA	387,194
	Total Energy Equipment & Services	1,416,359
	Food & Staples Retailing – 0.8%

2,500	Tsuruha Holdings Inc.	209,416
	Food Products – 2.1%

58,200	Malee Sampran Public Company	275,191

49,000	Marfrig Alimentos SA, (2)	252,216
	Total Food Products	527,407
	Health Care Equipment & Supplies – 0.5%

41,630	Optos Plc, (2)	129,409
	Health Care Providers & Services – 2.0%

2,100	Fresenius SE & Company KGaA	255,626

8,900	Ship Healthcare Holdings Inc.	254,898
	Total Health Care Providers & Services	510,524
	Health Care Technology – 1.0%

11,500	CompuGroup Medical AG	253,036
	Hotels, Restaurants & Leisure – 4.2%

21,200	Domino’s Pizza Enterprises Limited	228,811

15,440	Dominos Pizza Inc.	125,990

104,000	Galaxy Entertainment Group Limited, (2)	468,680

8,726	InterContinental Hotels Group PLC, ADR	256,195
	Total Hotels, Restaurants & Leisure	1,079,676
	Household Durables – 1.5%

3,300	SodaStream International Limited, (2)	158,697

115,500	Techtronic Industries Company Limited	234,116
	Total Household Durables	392,813
	Household Products – 2.1%

4,900	Pigeon Corporation	267,385

11,000	Svenska Cellulosa AB, B Shares	266,788
	Total Household Products	534,173

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen International Growth Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Industrial Conglomerates – 0.8%

457,800	Alliance Global Group Inc.	$212,894
	Insurance – 2.0%

127,800	AIA Group Limited	508,372
	Internet & Catalog Retail – 1.8%

6,255	ASOS PLC, (2)	257,038

10,275	Yoox S.p.A., (2)	196,296
	Total Internet & Catalog Retail	453,334
	Internet Software & Services – 1.9%

18,315	Telecity Group PLC	246,033

6,900	Tencent Holdings Limited	241,465
	Total Internet Software & Services	487,498
	IT Services – 0.9%

103,800	Anite PLC	237,392
	Leisure Equipment & Products – 1.5%

512,000	Goodbaby International Holdings Limited	263,414

154,000	Sunny Optical Technology Group Company, Limited	131,057
	Total Leisure Equipment & Products	394,471
	Life Sciences Tools & Services – 2.4%

65,500	Clinigen Group PLC, (2)	214,518

1,205	Eurofins Scientific	215,317

6,300	ICON plc, (2)	184,653
	Total Life Sciences Tools & Services	614,488
	Machinery – 3.9%

120,000	IHI Corporation	311,007

9,100	Komatsu, Ltd., Sponsored ADR	242,315

17,000	Kubota Corporation	194,084

5,850	Rotork PLC	245,591
	Total Machinery	992,997
	Media – 4.0%

10,025	IMAX Corporation, (2)	236,891

897,000	MNC Skyvision PT (Indovision), (2)	186,491

9,739	Rightmove PLC	258,876

54,300	Sky Deutschland AG, (2)	331,115
	Total Media	1,013,373
	Metals & Mining – 2.3%

9,900	Teck Cominco Limited	361,251

9,400	ThyssenKrupp AG	228,336
	Total Metals & Mining	589,587
	Oil, Gas & Consumable Fuels – 1.4%

11,500	Cameco Corporation	247,825

85,000	Denison Mines Corporation, (2)	116,754
	Total Oil, Gas & Consumable Fuels	364,579
	Pharmaceuticals – 4.0%

3,800	Bayer AG, Sponsored ADR	375,003

19,900	Hikma Pharmaceuticals PLC	254,543

28	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,170	Novo Nordisk A/S	$399,270
	Total Pharmaceuticals	1,028,816
	Professional Services – 1.0%

4,500	Adecco SA	258,612
	Real Estate Management & Development – 5.4%

3,596,500	Alam Sutera Realty Tbk PT	284,323

2,285,000	Bekasi Fajar Industrial Estate Tbk PT, (2)	171,258

16,000	Mitsubishi Estate Company Limited	387,380

134,400	Pruksa Real Estate PCL	135,211

2,952,300	Quality House PCL, (3)	304,932

41,715	Safestore Holdings PLC	81,377
	Total Real Estate Management & Development	1,364,481
	Semiconductors & Equipment – 2.5%

1,000	AMS AG	123,180

18,500	ARM Holdings PLC	253,213

3,600	ASM Lithography Holding NV	270,324
	Total Semiconductors & Equipment	646,717
	Software – 1.3%

5,200	Aveva Group PLC	178,222

261,600	Monitise PLC, (2)	140,028
	Total Software	318,250
	Textiles, Apparel & Luxury Goods – 5.7%

2,600	Adidas-Salomon AG	241,648

9,400	Brunello Cucinelli S.p.A., (2)	188,770

1,500	Christian Dior SA	262,123

28,600	Prada S.p.A.	257,036

114,900	Samsonite International SA	249,789

256,000	Texwinca Holdings Limited	241,628
	Total Textiles, Apparel & Luxury Goods	1,440,994
	Trading Companies & Distributors – 1.0%

36,560	Ashtead Group PLC	263,248
	Transportation Infrastructure – 1.0%

111,400	OHL Mexico, S.A.B. de C.V, (2)	252,334
	Wireless Telecommunication Services – 0.7%

274,000	Tower Bersama Infrastructure Tbk PT, (2)	165,975
	Total Common Stocks (cost $22,181,395)	25,093,846

Shares	Description (1)	Value
	WARRANTS – 0.0%

54,264	Sky Deutschland AG	$74
	Total Warrants (cost $—)	74

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen International Growth Fund (continued)

January 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

$419	Repurchase Agreement with State Street Bank, dated 1/31/13, repurchase price $418,799, collateralized by $415,000 U.S. Treasury Notes, 1.500%, due 7/31/16, value $429,103	0.010%	2/01/13	$418,798
	Total Short-Term Investments (cost $418,798)			418,798
	Total Investments (cost $22,600,193) – 100.1%			25,512,718
	Other Assets Less Liabilities – (0.1)%			(18,159)
	Net Assets – 100%			$25,494,559

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

January 31, 2013

	Global Growth	Growth	International Growth
Assets
Investments, at value (cost $2,112,398, $22,461,984 and $22,600,193, respectively)	$2,393,642	$29,714,448	$25,512,718
Cash	70,379	—	—
Cash denominated in foreign currencies (cost $11,284, $— and $—, respectively)	11,098	—	—
Receivables:
Dividends and interest	291	6,990	7,905
From Adviser	23,245	—	7,269
Investments sold	46,068	—	1,225,377
Reclaims	82	—	2,629
Shares sold	3,022	286,792	54,678
Other assets	6	99	49
Total assets	2,547,833	30,008,329	26,810,625
Liabilities
Payables:
Investments purchased	105,825	—	1,295,467
Shares redeemed	—	57,350	—
Accrued expenses:
Management fees	—	8,996	—
Trustees fees	17	243	183
12b-1 distribution and service fees	478	4,900	558
Other	1,550	—	19,858
Total liabilities	107,870	71,489	1,316,066
Net assets	$2,439,963	$29,936,840	$25,494,559
Class A Shares
Net assets	$345,761	$11,332,273	$1,401,593
Shares outstanding	13,311	493,630	44,659
Net asset value per share	$25.98	$22.96	$31.38
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.55	$24.36	$33.29
Class C Shares
Net assets	$272,779	$3,054,983	$63,920
Shares outstanding	10,863	139,620	2,083
Net asset value and offering price per share	$25.11	$21.88	$30.69
Class R3 Shares
Net assets	$445,627	$60,933	$551,270
Shares outstanding	17,347	2,657	17,647
Net asset value and offering price per share	$25.69	$22.93	$31.24
Class I Shares
Net assets	$1,375,796	$15,488,651	$23,477,776
Shares outstanding	52,365	669,245	744,650
Net asset value and offering price per share	$26.27	$23.14	$31.53
Net assets consist of:
Capital paid-in	$2,041,643	$24,346,183	$25,843,089
Undistributed (Over-distribution of) net investment income	(12,231)	(16,737)	(154,493)
Accumulated net realized gain (loss)	129,666	(1,645,070)	(3,104,619)
Net unrealized appreciation (depreciation)	280,885	7,252,464	2,910,582
Net assets	$2,439,963	$29,936,840	$25,494,559
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Operations (Unaudited)

Six Months Ended January 31, 2013

	Global Growth	Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $239, $197 and $5,659, respectively)	$9,271	$218,797	$105,820
Expenses
Management fees	8,743	99,753	93,253
12b-1 service fees – Class A	290	17,035	1,337
12b-1 distribution and service fees – Class C	1,031	12,100	294
12b-1 distribution and service fees – Class R3	1,042	270	1,263
Shareholder servicing agent fees and expenses	296	13,888	6,060
Custodian fees and expenses	33,137	10,705	56,632
Trustees fees and expenses	27	394	283
Professional fees	9,313	8,030	9,827
Shareholder reporting expenses	257	5,934	6,474
Federal and state registration fees	24,232	29,387	25,520
Other expenses	266	853	488
Total expenses before fee waiver/expense reimbursement	78,634	198,349	201,431
Fee waiver/expense reimbursement	(63,803)	(24,320)	(65,326)
Net expenses	14,831	174,029	136,105
Net investment income (loss)	(5,560)	44,768	(30,285)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	172,215	1,729,876	2,586,434
Change in net unrealized appreciation (depreciation) of investments and foreign currency	136,127	823,548	1,546,104
Net realized and unrealized gain (loss)	308,342	2,553,424	4,132,538
Net increase (decrease) in net assets from operations	$302,782	$2,598,192	$4,102,253

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Global Growth		Growth
	Six Months Ended 1/31/13	Year Ended 7/31/12	Six Months Ended 1/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$(5,560)	$(7,842)	$44,768	$21,744
Net realized gain (loss) from investments and foreign currency	172,215	(42,963)	1,729,876	805,554
Change in net unrealized appreciation (depreciation) of investments and foreign currency	136,127	(107,125)	823,548	(13,147)
Net increase (decrease) in net assets from operations	302,782	(157,930)	2,598,192	814,151
Distributions to Shareholders
From net investment income:
Class A	—	—	(25,479)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	(57,442)	(40,098)
From accumulated net realized gains:
Class A	(483)	(61,068)	—	—
Class C	(332)	(62,790)	—	—
Class R3	(646)	(58,992)	—	—
Class I	(1,943)	(58,937)	—	—
Decrease in net assets from distributions to shareholders	(3,404)	(241,787)	(82,921)	(40,098)
Fund Share Transactions
Proceeds from sale of shares	356,514	995,254	14,469,461	32,138,125
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,404	239,729	64,427	29,974
	359,918	1,234,983	14,533,888	32,168,099
Cost of shares redeemed	(32,697)	(726,805)	(15,269,167)	(42,895,346)
Net increase (decrease) in net assets from Fund share transactions	327,221	508,178	(735,279)	(10,727,247)
Net increase (decrease) in net assets	626,599	108,461	1,779,992	(9,953,194)
Net assets at the beginning of period	1,813,364	1,704,903	28,156,848	38,110,042
Net assets at the end of period	$2,439,963	$1,813,364	$29,936,840	$28,156,848
Undistributed (Over-distribution of) net investment income at the end of period	$(12,231)	$(6,671)	$(16,737)	$21,416

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Changes in Net Assets (Unaudited) (continued)

	International Growth
	Six Months Ended 1/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$(30,285)	$(5,227)
Net realized gain (loss) from investments and foreign currency	2,586,434	(4,399,485)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,546,104	(657,751)
Net increase (decrease) in net assets from operations	4,102,253	(5,062,463)
Distributions to Shareholders
From net investment income:
Class A	(3,250)	(4,246)
Class C	—	—
Class R3	(256)	(315)
Class I	(111,520)	(122,579)
From accumulated net realized gains:
Class A	—	(366)
Class C	—	(119)
Class R3	—	(119)
Class I	—	(7,086)
Decrease in net assets from distributions to shareholders	(115,026)	(134,830)
Fund Share Transactions
Proceeds from sale of shares	1,725,763	1,609,999
Proceeds from shares issued to shareholders due to reinvestment of distributions	115,010	122,058
	1,840,773	1,732,057
Cost of shares redeemed	(863,283)	(7,014,653)
Net increase (decrease) in net assets from Fund share transactions	977,490	(5,282,596)
Net increase (decrease) in net assets	4,964,717	(10,479,889)
Net assets at the beginning of period	20,529,842	31,009,731
Net assets at the end of period	$25,494,559	$20,529,842
Undistributed (Over-distribution of) net investment income at the end of period	$(154,493)	$(9,182)

See accompanying notes to financial statements.

34	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	35

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2013(f)	$22.68	$(.08)	$3.42	$3.34	$—	$(.04)	$(.04)	$25.98
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(e)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2013(f)	22.01	(.16)	3.30	3.14	—	(.04)	(.04)	25.11
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(e)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2013(f)	22.46	(.09)	3.36	3.27	—	(.04)	(.04)	25.69
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(e)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2013(f)	22.91	(.04)	3.44	3.40	—	(.04)	(.04)	26.27
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(e)	20.00	.05	4.12	4.17	—	—	—	24.17

36	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.68%	$346	7.75	%*	(6.96)%*	1.42	%*	(.62 )%*	98%
(8.43)	68	6.00		(4.85)	1.43		(.28)	150
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

14.27	273	8.40	*	(7.55)*	2.17	*	(1.32)*	98
(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

14.56	446	7.56	*	(6.68)*	1.67	*	(.79 )*	98
(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

14.84	1,376	7.06	*	(6.18)*	1.17	*	(.29 )*	98
(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2013(f)	$21.09	$.03	$1.88	$1.91	$(.04)	$—	$(.04)	$22.96
2012	20.23	(.02)	.88	.86	—	—	—	21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
Class C (3/06)
2013(f)	20.14	(.06)	1.80	1.74	—	—	—	21.88
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
Class R3 (3/09)
2013(f)	21.06	.01	1.86	1.87	—	—	—	22.93
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(e)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
2013(f)	21.29	.05	1.89	1.94	(.09)	—	(.09)	23.14
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19

38	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

9.05%	$11,332	1.37	%*	.12%*	1.22	%*	.27%*	39%
4.25	12,947	1.31		(.18)	1.23		(.09)	72
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24
(4.46)	7,131	2.26		(1.01)	1.39		(.15)	37

8.64	3,055	2.16	*	(.72 )*	1.97	*	(.53 )*	39
3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)	2.14		(.87)	37

8.88	61	1.60	*	(.08 )*	1.47	*	.06 *	39
4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

9.15	15,489	1.14	*	.31 *	.97	*	.48 *	39
4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24
(4.21)	21,083	1.68		(.56)	1.14		(.02)	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2013(f)	$26.34	$(.07)	$5.19	$5.12	$(.08)	$—	$(.08)	$31.38
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(e)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2013(f)	25.78	(.17)	5.08	4.91	—	—	—	30.69
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(e)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2013(f)	26.19	(.11)	5.17	5.06	(.01)	—	(.01)	31.24
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(e)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2013(f)	26.49	(.03)	5.22	5.19	(.15)	—	(.15)	31.53
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(e)	20.00	.08	5.03	5.11	—	—	—	25.11

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

19.47%	$1,402	2.02	%**	(1.11	)%**	1.42	%**	(.52	)%**	171%
(15.58)	906	1.65		(.42)		1.43		(.19)		246
25.16	1,402	3.38		(1.63)		1.43		.32		200
17.42	368	4.70		(3.47)		1.44		.20		185
25.35	314	6.07	**	(3.41	)**	1.45	**	1.22	**	49

19.05	64	2.74	**	(1.81	)**	2.17	**	(1.24	)**	171
(16.16)	54	2.43		(1.22)		2.18		(.97)		246
24.20	453	4.85		(3.32)		2.18		(.65)		200
16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	**	(4.16	)**	2.20	**	.46	**	49

19.34	551	2.24	**	(1.31	)**	1.67	**	(.74	)**	171
(15.79)	463	1.89		(.61)		1.68		(.39)		246
24.86	458	4.35		(2.82)		1.68		(.15)		200
17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	**	(3.66	)**	1.70	**	.97	**	49

19.63	23,478	1.74	**	(.81	)**	1.17	**	(.24	)**	171
(15.36)	19,107	1.39		(.20)		1.18		.01		246
25.46	28,697	2.05		.20		1.18		1.07		200
17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	**	(3.30	)**	1.20	**	1.33	**	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(f)	For the six months ended January 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) formerly known as Nuveen Santa Barbara Global Growth Fund, Nuveen Growth Fund (“Growth”) formerly known as Nuveen Santa Barbara Growth Fund and Nuveen International Growth Fund (“International Growth”) formerly known as Nuveen Santa Barbara International Growth Fund. (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Effective March 1, 2013, (subsequent to the close of this reporting period), there was an internal reorganization (the “Internal Reorganization”) of certain investment personnel and Fund management responsibilities between the Funds’ sub-adviser, Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, and Nuveen Asset Management, LLC (“NAM”), an affiliate of Nuveen and a wholly-owned subsidiary of the Adviser. In connection with the Internal Reorganization, NAM became the Funds’ sub-adviser and the Funds’ names changed as mentioned previously. There were no changes to the Funds’ investment objectives or policies.

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities. Although the Fund concentrates its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to,

42	Nuveen Investments

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

44	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,364,701	$28,941	$—	$2,393,642

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$28,240,456	$—	$—	$28,240,456
Short-Term Investments:
Repurchase Agreements	—	1,473,992	—	1,473,992
Total	$28,240,456	$1,473,992	$—	$29,714,448

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$24,788,914	$304,932	$—	$25,093,846
Warrants	74	—	—	74
Short-Term Investments:
Repurchase Agreements	—	418,798	—	418,798
Total	$24,788,988	$723,730	$—	$25,512,718
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended January 31, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,287	$238,443	573	$14,900
Class C	3,403	79,279	7,790	180,912
Class R3	—	—	—	—
Class I	1,614	38,792	36,113	799,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	20	483	2,933	61,068
Class C	14	332	2,993	60,733
Class R3	27	646	2,858	58,992
Class I	79	1,943	2,808	58,936
	15,444	359,918	56,068	1,234,983
Shares redeemed:
Class A	(7)	(163)	(14,950)	(322,495)
Class C	—	(10)	(17,812)	(373,763)
Class R3	—	—	—	—
Class I	(1,362)	(32,524)	(1,335)	(30,547)
	(1,369)	(32,697)	(34,097)	(726,805)
Net increase (decrease)	14,075	$327,221	21,971	$508,178

	Growth
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	416,099	$8,914,295	1,197,292	$24,083,883
Class C	58,256	1,209,332	59,166	1,180,810
Class R3	277	6,085	2,543	52,878
Class I	197,195	4,339,749	332,495	6,820,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,083	23,208	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,909	41,219	1,505	29,974
	674,819	14,533,888	1,593,001	32,168,099
Shares redeemed:
Class A	(537,305)	(11,638,984)	(1,057,963)	(21,189,824)
Class C	(7,946)	(166,202)	(55,205)	(1,043,084)
Class R3	(2,820)	(63,295)	—	—
Class I	(154,626)	(3,400,686)	(1,022,486)	(20,662,438)
	(702,697)	(15,269,167)	(2,135,654)	(42,895,346)
Net increase (decrease)	(27,878)	$(735,279)	(542,653)	$(10,727,247)

46	Nuveen Investments

	International Growth
	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,781	$320,483	8,678	$236,002
Class C	—	—	—	—
Class R3	225	6,498	5,098	140,231
Class I	48,465	1,398,782	47,784	1,233,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	109	3,234	189	4,613
Class C	—	—	5	119
Class R3	9	256	18	434
Class I	3,750	111,520	4,756	116,892
	63,339	1,840,773	66,528	1,732,057
Shares redeemed:
Class A	(621)	(17,143)	(19,235)	(481,492)
Class C	—	—	(12,643)	(306,465)
Class R3	(272)	(7,643)	(2,138)	(58,277)
Class I	(28,805)	(838,497)	(241,847)	(6,168,419)
	(29,698)	(863,283)	(275,863)	(7,014,653)
Net increase (decrease)	33,641	$977,490	(209,335)	$(5,282,596)

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2013, were as follows:

	Global Growth	Growth	International Growth
Purchases	$2,347,352	$11,062,450	$38,423,428
Sales	2,025,063	11,870,956	37,911,304

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of January 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	Growth	International Growth
Cost of investments	$2,115,013	$22,777,167	$22,635,913
Gross unrealized:
Appreciation	$301,261	$7,563,475	$2,988,474
Depreciation	(22,632)	(626,194)	(111,669)
Net unrealized appreciation (depreciation) of investments	$278,629	$6,937,281	$2,876,805

Permanent differences, primarily due to federal taxes paid, net operating losses and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2012, the Funds’ last tax year end, as follows:

	Global Growth	Growth	International Growth
Capital paid-in	$(4,988)	$(229)	$(70,408)
Undistributed (Over-distribution of) net investment income	1,171	—	5,174
Accumulated net realized gain (loss)	3,817	229	65,234

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2012, the Funds’ last tax year end, were as follows:

	Global Growth	Growth	International Growth
Undistributed net ordinary income*	$—	$42,099	$—
Undistributed net long-term capital gains	42,875	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Global Growth	Growth	International Growth
Distributions from net ordinary income*	$124,996	$40,098	$134,830
Distributions from net long-term capital gains	116,791	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2012, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Growth
Expiration:
July 31, 2018	$2,027,866

During the Funds’ last tax year ended July 31, 2012, the following Fund utilized capital loss carryforwards as follows:

Growth
Utilized capital loss carryforwards	$1,739,942

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. During the Funds’ last tax year ended July 31, 2012, the following Fund generated post-enactment capital losses as follows:

International Growth
Post-enactment losses:
Short-term	$4,256,769
Long-term	—

The Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Global Growth	Growth	International Growth
Post-October capital losses	$80,350	$1,031,899	$1,398,564
Late-year ordinary losses	5,728	20,683	9,184

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.5000%	.6500%
For the next $125 million	.6375	.4875	.6375
For the next $250 million	.6250	.4750	.6250
For the next $500 million	.6125	.4625	.6125
For the next $1 billion	.6000	.4500	.6000
For net assets over $2 billion	.5750	.4250	.5750

48	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for each of these Funds was ..1672%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations. Through February 28, 2013, Santa Barbara managed the investment portfolios for the Funds pursuant to sub-advisory agreements between the Adviser and Santa Barbara. Santa Barbara was compensated for its services to the Funds from the management fees paid to the Adviser.

Effective March 1, 2013, in connection with the Internal Reorganization, NAM reduced Santa Barbara as their sub-adviser to the Funds. NAM is compensated for its services to the Funds from the management fees paid to the Adviser, which remain unchanged.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200	November 30, 2013	1.450
Growth	1.000	November 30, 2013	1.400
International Growth	1.200	November 30, 2013	1.450

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	Growth	International Growth
Sales charges collected	$1,000	$19,626	$931
Paid to financial intermediaries	1,000	17,281	817

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	Growth	International Growth
Commission advances	$1,349	$11,677	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Global Growth	Growth	International Growth
12b-1 fees retained	$516	$5,520	$294

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2013, as follows:

	Global Growth	Growth	International Growth
CDSC retained	$—	$623	$—

As of January 31, 2013, Nuveen owned shares of the following Funds as follows:

	Global Growth	Growth	International Growth
Class A Shares	2,345	—	—
Class C Shares	—	—	2,083
Class R3 Shares	17,347	2,657	14,732
Class I Shares	48,870	—	27,135

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

50	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

Board Approvals of (1) Transfers of Sub-Advisory Agreements for Nuveen Global Growth Fund and Nuveen International Growth Fund and (2) New Sub-Advisory Agreement for Nuveen Growth Fund

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements and sub-advisory agreements for each Fund and their periodic continuation. Accordingly, at a meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each, a “SBAM Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (“SBAM”) for an additional one-year period. As discussed below, as the result of an internal reorganization (the “Reorganization”) of certain investment personnel and fund management responsibilities from SBAM to Nuveen Asset Management, LLC (“Nuveen Asset Management”), both of which are affiliates of the Advisor, as of March 1, 2013, Nuveen Asset Management serves as the sub-adviser to each Fund.

Following the May Meeting, the Board was apprised of the potential Reorganization and was asked to consider and approve: (a) with respect to the Nuveen Global Growth Fund (formerly known as the Nuveen Santa Barbara Global Growth Fund) (the “Global Growth Fund”) and the Nuveen International Growth Fund (formerly known as the Nuveen Santa Barbara International Growth Fund) (the “International Growth Fund”), the transfer by SBAM to Nuveen Asset Management of its respective SBAM Sub-Advisory Agreement; and (b) with respect to the Nuveen Growth Fund (formerly known as the Nuveen Santa Barbara Growth Fund) (the “Growth Fund”), a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, on behalf of such Fund, in substantially the same form as the respective SBAM Sub-Advisory Agreement (the “Original Sub-Advisory Agreement”), to take effect immediately after the Reorganization or upon shareholder approval, whichever was later. At a meeting held on November 12-14, 2012 (the “November Meeting”), the Board was advised that the transfer of the SBAM Sub-Advisory Agreements for the Global Growth Fund and the International Growth Fund pursuant to the Reorganization would not constitute an assignment under the Investment Company Act of 1940, as amended, requiring shareholder approval; however, given certain changes to the portfolio managers and research personnel for the Growth Fund in connection with the Reorganization, the New Sub-Advisory Agreement for the Growth Fund would be submitted to such Fund’s shareholders for approval. Accordingly, at the November Meeting, the Board, including the Independent Board Members, approved the transfers of the SBAM Sub-Advisory Agreements for the Global Growth Fund and the International Growth Fund. With respect to the Growth Fund, the Board, including the Independent Board Members, approved the New Sub-Advisory Agreement for such Fund and recommended that shareholders of such Fund approve such New Sub-Advisory Agreement. On February 22, 2013, the shareholders of the Growth Fund approved the Sub-Advisory Agreement.

In connection with the transfers to Nuveen Asset Management of the SBAM Sub-Advisory Agreements for the Global Growth Fund and the International Growth Fund, given that no substantive changes were expected to arise in the portfolio management of these Funds as a result of the Reorganization which would change the Board’s considerations from the May Meeting, the Board, including the Independent Board Members, approved the transfers of the SBAM Sub-Advisory Agreements for such Funds. For a discussion of the Board’s considerations from the May Meeting, please see the annual report for these Funds for the period ending July 31, 2012. In connection with the Board’s approval of the New Sub-Advisory Agreement for the Growth Fund, the Board’s considerations are set forth below.

Board Considerations in Approving the New Sub-Advisory Agreement for the Growth Fund

As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the New Sub-Advisory Agreement for the Growth Fund (for purposes of the remainder of this discussion, the “Fund”), including the following: (a) the nature, extent and quality of the services to be provided by Nuveen Asset Management; (b) investment performance, as described below; (c) sub-advisory fees and the profitability of Nuveen Asset Management; (d) the extent of any economies of scale; (e) any benefits derived by Nuveen Asset Management and its affiliates from its relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Fund’s Investment Management Agreement and the Original Sub-Advisory Agreement, and certain of the factors considered in connection with such review were applicable to its evaluation of the New Sub-Advisory Agreement. The Independent Board Members were assisted throughout the process by independent legal counsel who, at the November Meeting or at prior meetings, provided materials describing applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the New Sub-Advisory Agreement, including fees payable to Nuveen Asset Management thereunder, were substantially identical to those of the Original Sub-Advisory Agreement, except for the date of

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

effectiveness. Accordingly, in considering the nature, extent and quality of the services that Nuveen Asset Management was expected to provide to the Fund, the Board recognized that the sub-advisory services to be provided by Nuveen Asset Management to the Fund under the terms of the New Sub-Advisory Agreement would be identical to those sub-advisory services provided by SBAM to the Fund under the terms of the Original Sub-Advisory Agreement. As Nuveen Asset Management already serves as a sub-adviser to other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of Nuveen Asset Management’s organization, operations and personnel. With respect to personnel, the Board recognized that Nuveen proposed certain changes to the portfolio managers and research analysts responsible for the Fund following the Reorganization. The Board therefore considered the professional experience, qualifications and credentials of the relevant investment personnel that would be servicing the Fund following the Reorganization. The Independent Board Members noted that the Advisor did not expect the foregoing personnel changes to result in any reduction in the nature or level of services provided to the Fund and, furthermore, that no changes to the investment objective or principal strategies of the Fund were being proposed. In addition, in light of the Reorganization, the Board recognized the added investment resources at Nuveen Asset Management that would be available to the Fund’s portfolio managers and research analysts.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory.

B. Investment Performance

At the November Meeting, the Board reviewed the historic investment performance of the Fund, including performance compared to peers and recognized benchmarks for the quarter, one-, three-, and five-year periods ended September 30, 2012. The Board noted, however, that although the investment objective and principal strategies of the Fund were not expected to change, the proposed changes in investment personnel for the Fund may limit some of the usefulness of the historic performance. The Board was also familiar with the performance history of other Nuveen funds sub-advised by Nuveen Asset Management.

C. Fees, Expenses and Profitability

1. Fees and Expenses

At the May Meeting, the Independent Board Members reviewed the Fund’s gross management fees, net management fees, and net expense ratio in absolute terms as well as compared to the fees and expenses of peers provided by an independent fund data provider, and concluded that the Fund’s advisory fees and expenses were reasonable in light of the nature, extent and quality of services provided to the Fund. In connection with the New Sub-Advisory Agreement, the Independent Board Members observed that the appointment of Nuveen Asset Management as sub-adviser would not change the Fund’s total advisory fees given that the Advisor pays the sub-advisory fee out of the management fee it receives from the Fund. In addition, the Independent Board Members noted that the rate of the sub-advisory fees payable by the Advisor to Nuveen Asset Management under the New Sub-Advisory Agreement is identical to the rate of the fees paid under the Original Sub-Advisory Agreement to SBAM. As the advisory and sub-advisory fees would not change as a result of the Reorganization, the Board’s considerations of the fees at the annual review at the May Meeting of the Original Sub-Advisory Agreement were equally applicable.

In light of the foregoing, the Independent Board Members determined that the sub-advisory fees to be paid under the New Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed Nuveen Asset Management’s fees or the range of fees that it charges for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund.

3. Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including both Nuveen Asset Management and SBAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-advisers’ level of profitability was reasonable. Taking into account their prior review with respect to the profitability of Nuveen Asset Management and the fact that the sub-advisory fees would not change, the Independent Board Members were satisfied that Nuveen Asset Management’s level of profitability would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to Nuveen Asset Management, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that Nuveen Asset Management was expected to receive that were directly attributable to its management of the Fund, if any. See Section E below for additional information on

52	Nuveen Investments

indirect benefits Nuveen Asset Management may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s sub-advisory fees under the New Sub-Advisory Agreement were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the May Meeting, the Independent Board Members considered the applicable breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. The fund-level breakpoint schedule and the complex-wide breakpoint schedule would not change as a result of the Reorganization. As the Fund pays the management fee to the Advisor which in turn pays the sub-advisory fee to Nuveen Asset Management, the Fund would continue to benefit from the same breakpoint schedules if assets in the Fund and complex rise. The considerations of the Board at the May Meeting were equally applicable to the New Sub-Advisory Agreement.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating the sub-advisory fees to be paid to Nuveen Asset Management under the New Sub-Advisory Agreement, the Independent Board Members also considered any potential “fall out” or ancillary benefits that Nuveen Asset Management or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that Nuveen would be retaining the same amount of advisory fees from its relationship with the Fund under the New Sub-Advisory Agreement as it does under the Original Sub-Advisory Agreement given that both SBAM and Nuveen Asset Management are affiliates of the Advisor and the sub-advisory fee rate would not change.

In addition, the Independent Board Members considered whether Nuveen Asset Management would receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to Nuveen Asset Management in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that Nuveen Asset Management has the authority to pay a higher commission in return for brokerage and research services if Nuveen Asset Management determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by Nuveen Asset Management may benefit the Fund and its shareholders to the extent the research enhances Nuveen Asset Management’s ability to manage the Fund. The Independent Board Members noted that Nuveen Asset Management’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by Nuveen Asset Management as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that Nuveen Asset Management’s fees are reasonable in light of the services to be provided to the Fund and that the New Sub-Advisory Agreement should be and was approved. Accordingly, the Board recommended that shareholders approve the New Sub-Advisory Agreement.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Notes

56	Nuveen Investments

Notes

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

58	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAM2-0113P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

January 31, 2013

Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Equity Long/Short Fund (formerly Nuveen Santa Barbara Long/Short Equity Fund)

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

4	Nuveen Investments

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	6.25%	9.14%	10.70%
Class A Shares at maximum Offering Price	0.13%	2.87%	9.11%
Russell 1000® Growth Index**	7.75%	13.43%	18.50%
Lipper Long/Short Equity Funds Classification Average**	4.69%	5.80%	8.09%

Class C Shares	5.89%	8.26%	9.86%
Class I Shares	6.42%	9.45%	10.98%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	1.53%	10.83%	9.55%
Class A Shares at maximum Offering Price	-4.32%	4.46%	7.94%
Class C Shares	1.10%	9.92%	8.71%
Class I Shares	1.62%	11.11%	9.82%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	7.25%	2.31%
Class C Shares	8.00%	3.06%
Class I Shares	7.68%	1.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2014) of the average daily net assets of any class of Fund shares. The Board of Trustees of the Fund has approved an increase in the Fund’s temporary expense limitation from 1.25% to 1.40%, effective at the same time as an amendment to the Fund’s Investment Management Agreement that has been approved by the Board. See Note 7 of Notes to Financial Statements. The revised expense limitation will be in effect through July 31, 2016, and may be terminated or modified prior to that date only with the approval of the Board of Trustees.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	5

Holding Summaries as of January 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Long/
Short Fund

Portfolio Allocation[1]
Common Stocks	120.5%
Common Stocks Sold Short	(18.7)%
Exchange-Traded Funds Sold Short	(11.6)%
Other[2]	9.8%

Portfolio Composition – Common Stocks[1]
Machinery	8.5%
Energy Equipment & Services	8.1%
Oil, Gas & Consumable Fuels	7.9%
Internet Software & Services	7.5%
IT Services	7.3%
Pharmaceuticals	6.1%
Aerospace & Defense	5.4%
Computers & Peripherals	5.4%
Food & Staples Retailing	5.4%
Specialty Retail	5.0%
Capital Markets	4.7%
Software	4.6%
Chemicals	4.1%
Textiles, Apparel & Luxury Goods	3.8%
Construction & Engineering	2.7%
Health Care Equipment & Supplies	2.5%
Food Products	2.4%
Semiconductors & Equipment	2.4%
Communications Equipment	2.3%
Media	2.3%
Road & Rail	2.3%
Trading Companies & Distributors	2.3%
Professional Services	2.2%
Tobacco	2.1%
Beverages	1.8%
Construction Materials	1.8%
Other[3]	9.6%

Portfolio Composition – Common Stocks Sold Short[1]
Oil, Gas & Consumable Fuels	(4.1)%
Computers & Peripherals	(2.6)%
Aerospace & Defense	(2.1)%
Specialty Retail	(1.6)%
Diversified Financial Services	(1.2)%
Energy Equipment & Services	(1.1)%
Beverages	(1.0)%
Chemicals	(1.0)%
Diversified Consumer Services	(1.0)%
Electronic Equipment & Instruments	(1.0)%
Metals & Mining	(1.0)%
Multiline Retail	(1.0)%

Top Five Common Stock Holdings[1]
Apple, Inc.	3.9%
Google Inc., Class A	3.2%
Donaldson Company, Inc.	3.1%
International Business Machines Corporation (IBM)	3.0%
Chicago Bridge & Iron Company N.V.	2.7%

Top Five Common Stock Sold Short Holdings[1]
BP PLC	(2.2)%
Petrobras Petroleo Brasileiro, Sponsored ADR	(1.9)%
Tiffany & Co.	(1.6)%
Hewlett-Packard Company	(1.5)%
CME Group, Inc.	(1.2)%

Exchange-Traded Funds Sold Short Holdings[1]
Market Vectors Oil Services ETF	(4.4)%
SPDR® S&P 500® ETF	(4.2)%
Financial Select Sector SPDR® Fund	(3.0)%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
3	Other includes all industries less than 1.8% of net assets.

6	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/13)	$1,062.50	$1,058.90	$1,064.20	$1,014.22	$1,010.44	$1,015.48
Expenses Incurred During Period	$11.33	$15.21	$10.04	$11.07	$14.85	$9.80
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.18%, 2.93% and 1.93% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	7

Portfolio of Investments (Unaudited)

Nuveen Equity Long/Short Fund

(formerly known as Nuveen Santa Barbara Long/Short Equity Fund)

January 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 120.5%

	Aerospace & Defense – 5.4%

90	Precision Castparts Corporation	$16,506

215	TransDigm Group Inc., (2)	29,120

350	United Technologies Corporation	30,650
	Total Aerospace & Defense	76,276
	Beverages – 1.8%

700	Coca-Cola Company	26,068
	Biotechnology – 1.2%

175	Alexion Pharmaceuticals Inc., (2), (3)	16,448
	Capital Markets – 4.7%

105	BlackRock Inc., (2)	24,809

175	Goldman Sachs Group, Inc.	25,876

225	T. Rowe Price Group Inc., (2)	16,076
	Total Capital Markets	66,761
	Chemicals – 4.1%

375	Ecolab Inc., (2)	27,150

300	Monsanto Company	30,405
	Total Chemicals	57,555
	Commercial Banks – 1.5%

610	Wells Fargo & Company	21,246
	Communications Equipment – 2.3%

495	QUALCOMM, Inc.	32,685
	Computers & Peripherals – 5.4%

122	Apple, Inc.	55,546

850	EMC Corporation, (2), (3)	20,919
	Total Computers & Peripherals	76,465
	Construction & Engineering – 2.7%

750	Chicago Bridge & Iron Company N.V.	38,107
	Construction Materials – 1.8%

400	Eagle Materials Inc.	25,908
	Distributors – 1.7%

1,100	LKQ Corporation, (2), (3)	24,629
	Diversified Financial Services – 1.6%

475	JPMorgan Chase & Co.	22,349
	Electronic Equipment & Instruments – 1.1%

225	Amphenol Corporation, Class A, (2)	15,203
	Energy Equipment & Services – 8.1%

140	Core Laboratories N.V., (2)	17,870

285	Ensco PLC, (2)	18,117

390	National-Oilwell Varco Inc.	28,915

400	Oceaneering International Inc.	25,284

315	Schlumberger Limited	24,586
	Total Energy Equipment & Services	114,772

8	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 5.4%

280	Costco Wholesale Corporation	$28,655

600	CVS Caremark Corporation	30,720

175	Whole Foods Market, Inc.	16,844
	Total Food & Staples Retailing	76,219
	Food Products – 2.4%

550	McCormick & Company, Incorporated	34,292
	Health Care Equipment & Supplies – 2.5%

300	Covidien PLC	18,702

30	Intuitive Surgical, Inc., (3)	17,231
	Total Health Care Equipment & Supplies	35,933
	Health Care Providers & Services – 0.9%

250	Express Scripts, Inc., (2), (3)	13,355
	Hotels, Restaurants & Leisure – 1.6%

400	Starbucks Corporation	22,448
	Internet Software & Services – 7.5%

400	eBay Inc., (3)	22,372

75	Equinix Inc., (2), (3)	16,157

60	Google Inc., Class A, (3)	45,341

185	LinkedIn Corporation, Class A Shares, (2), (3)	22,901
	Total Internet Software & Services	106,771
	IT Services – 7.3%

450	Accenture Limited	32,351

210	International Business Machines Corporation (IBM)	42,645

175	Visa Inc., (2)	27,634
	Total IT Services	102,630
	Machinery – 8.5%

330	Caterpillar Inc.	32,469

260	Cummins Inc., (2)	29,856

1,175	Donaldson Company, Inc., (2)	44,192

90	Flowserve Corporation	14,109
	Total Machinery	120,626
	Media – 2.3%

265	Discovery Communications Inc., Class A Shares, (2), (3)	18,386

235	Scripps Networks Interactive, Class A Shares	14,516
	Total Media	32,902
	Oil, Gas & Consumable Fuels – 7.9%

195	Continental Resources Inc., (3)	16,208

530	Enbridge Inc.	23,182

175	EOG Resources, Inc.	21,872

160	Pioneer Natural Resources Company, (2)	18,806

525	Susser Petroleum Partners LP	15,225

490	Western Refining Inc.	16,479
	Total Oil, Gas & Consumable Fuels	111,772
	Pharmaceuticals – 6.1%

300	Allergan, Inc.	31,503

Nuveen Investments	9

Portfolio of Investments (Unaudited)

Nuveen Equity Long/Short Fund (continued)

January 31, 2013

Shares	Description (1)	Value

	Pharmaceuticals (continued)

555	Eli Lilly and Company	$29,798

135	Novo-Nordisk A/S	24,887
	Total Pharmaceuticals	86,188
	Professional Services – 2.2%

300	IHS Inc., (2), (3)	30,870
	Road & Rail – 2.3%

250	Union Pacific Corporation, (2)	32,865
	Semiconductors & Equipment – 2.4%

490	Analog Devices, Inc.	21,384

400	Broadcom Corporation, Class A	12,980
	Total Semiconductors & Equipment	34,364
	Software – 4.6%

325	Intuit, Inc., (2)	20,274

410	Red Hat, Inc., (2), (3)	22,780

275	SAP AG, Sponsored ADR	22,556
	Total Software	65,610
	Specialty Retail – 5.0%

425	Dick’s Sporting Goods Inc.	20,226

275	Tractor Supply Company	28,509

360	Vitamin Shoppe Inc., (2), (3)	21,989
	Total Specialty Retail	70,724
	Textiles, Apparel & Luxury Goods – 3.8%

400	Nike, Inc., Class B, (2)	21,620

100	Ralph Lauren Corporation, (2)	16,648

100	VF Corporation	14,758
	Total Textiles, Apparel & Luxury Goods	53,026
	Tobacco – 2.1%

875	Altria Group, Inc.	29,470
	Trading Companies & Distributors – 2.3%

150	W.W. Grainger, Inc.	32,673
	Total Common Stocks (cost $1,344,501)	1,707,210

Shares	Description (1)	Value
	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.3%

	Money Market Funds – 23.3%

330,281	State Street Navigator Securities Lending Prime Portfolio, 0.240%, (4), (5)	$330,281
	Total Investments Purchased with Collateral from Securities Lending (cost $330,281)	330,281
	Total Investments (cost $1,674,782) – 143.8%	2,037,491

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (18.7)%

	Aerospace & Defense – (2.1)%

(300)	BE Aerospace Inc., (3)	$(15,447)

(850)	Spirit AeroSystems Holdings, Inc., (3)	(13,549)
	Total Aerospace & Defense	(28,996)

10	Nuveen Investments

Shares	Description (1)	Value

	Beverages – (1.0)%

(300)	Monster Beverage Corporation, (3)	$(14,370)
	Chemicals – (1.0)%

(300)	E.I. Du Pont de Nemours and Company	(14,235)
	Computers & Peripherals – (2.6)%

(1,325)	Hewlett-Packard Company	(21,876)

(600)	Lexmark International, Inc., Class A	(14,436)
	Total Computers & Peripherals	(36,312)
	Diversified Consumer Services – (1.0)%

(575)	Devry, Inc.	(14,473)
	Diversified Financial Services – (1.2)%

(300)	CME Group, Inc.	(17,352)
	Electronic Equipment & Instruments – (1.0)%

(750)	Jabil Circuit Inc.	(14,182)
	Energy Equipment & Services – (1.1)%

(450)	Rowan Companies Inc., (3)	(15,516)
	Metals & Mining – (1.0)%

(1,625)	Alcoa Inc.	(14,365)
	Multiline Retail – (1.0)%

(350)	Dollar Tree Stores Inc., (3)	(13,997)
	Oil, Gas & Consumable Fuels – (4.1)%

(700)	BP PLC	(31,164)

(1,450)	Petrobras Petroleo Brasileiro, Sponsored ADR	(26,506)
	Total Oil, Gas & Consumable Fuels	(57,670)
	Specialty Retail – (1.6)%

(350)	Tiffany & Co.	(23,012)
	Total Common Stocks Sold Short (proceeds $258,432)	(264,480)

Shares	Description (1)	Value
	EXCHANGE-TRADED FUNDS SOLD SHORT – (11.6)%

(2,500)	Financial Select Sector SPDR® Fund	$(43,450)

(1,425)	Market Vectors Oil Services ETF	(62,130)

(395)	SPDR® S&P 500® ETF	(59,132)
	Total Exchange-Traded Funds Sold Short (proceeds $155,679)	(164,712)
	Other Assets Less Liabilities – (13.5)%	(191,680)
	Net Assets – 100%	$1,416,619

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, segregated as collateral for securities lending. The total value of securities out on loan as of the end of the reporting period was $345,412.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of securities loaned. All or a portion of the cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	11

Statement of Assets and Liabilities (Unaudited)

January 31, 2013

Assets
Long-term investments, at value (cost $1,344,501)	$1,707,210
Investment purchased with collateral from securities lending (at cost, which approximates value)	330,281
Cash	86,288
Deposits with brokers	352,519
Receivables:
Dividends	384
From Adviser	10,100
Investments sold	84,673
Other assets	730
Total assets	2,572,185
Liabilities
Securities sold short, at value (proceeds $414,111)	429,192
Payables:
Collateral due to brokers	682,800
Dividends on securities sold short	211
Accrued expenses:
Trustees fees	11
12b-1 distribution and service fees	59
Other	43,293
Total liabilities	1,155,566
Net assets	$1,416,619
Class A Shares
Net assets	$57,110
Shares outstanding	2,191
Net asset value per share	$26.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.66
Class C Shares
Net assets	$56,765
Shares outstanding	2,256
Net asset value and offering price per share	$25.16
Class I Shares
Net assets	$1,302,744
Shares outstanding	49,390
Net asset value and offering price per share	$26.38
Net assets consist of:
Capital paid-in	$1,091,799
Undistributed (Over-distribution of) net investment income	(1,761)
Accumulated net realized gain (loss)	(21,047)
Net unrealized appreciation (depreciation)	347,628
Net assets	$1,416,619
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended January 31, 2013

Investment Income (net of foreign tax withheld of $73)	$16,232
Expenses
Management fees	6,628
12b-1 service fees – Class A	69
12b-1 distribution and service fees – Class C	275
Dividends expense on securities sold short	3,865
Shareholder servicing agent fees and expenses	75
Custodian fees and expenses	11,061
Enhanced custody expense	1,028
Trustees fees and expenses	17
Professional fees	46,351
Shareholder reporting expense	5,023
Federal and state registration fees	15
Other expenses	5,723
Total expenses before fee waiver/expense reimbursement	80,130
Fee waiver/expense reimbursement	(66,569)
Net expenses	13,561
Net investment income (loss)	2,671
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	85,159
Securities sold short	(51,808)
Change in net unrealized appreciation (depreciation) of:
Investments	56,024
Securities sold short	(7,252)
Net realized and unrealized gain (loss)	82,123
Net increase (decrease) in net assets from operations	$84,794

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 1/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$2,671	$(6,126)
Net realized gain (loss) from:
Investments	85,159	143,567
Securities sold short	(51,808)	(19,089)
Change in net unrealized appreciation (depreciation) of:
Investments	56,024	(58,666)
Securities sold short	(7,252)	(19,063)
Net increase (decrease) in net assets from operations	84,794	40,623
Distributions to Shareholders
From accumulated net realized gains:
Class A	(4,526)	(16,500)
Class C	(4,648)	(16,500)
Class R3(1)	—	(16,500)
Class I	(102,136)	(16,500)
Decrease in net assets from distributions to shareholders	(111,310)	(66,000)
Fund Share Transactions
Proceeds from sale of shares	—	839,291
Proceeds from shares issued to shareholders due to reinvestment of distributions	111,310	—
	111,310	839,291
Cost of shares redeemed	—	(839,336)
Net increase (decrease) in net assets from Fund share transactions	111,310	(45)
Net increase (decrease) in net assets	84,794	(25,422)
Net assets at the beginning of period	1,331,825	1,357,247
Net assets at the end of period	$1,416,619	$1,331,825
Undistributed (Over-distribution of) net investment income at the end of period	$(1,761)	$(4,432)
(1)	After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

14	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	15

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2013(g)	$26.81	$.03	$1.49	$1.52	$—	$(2.26)	$(2.26)	$26.07
2012	27.28	(.08)	.93	.85	—	(1.32)	(1.32)	26.81
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(f)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
2013(g)	26.04	(.07)	1.45	1.38	—	(2.26)	(2.26)	25.16
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(f)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class I (12/08)
2013(g)	27.06	.06	1.52	1.58	—	(2.26)	(2.26)	26.38
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(f)	20.00	(.01)	2.24	2.23	—	—	—	22.23

16	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(e)			Ratios to Average Net Assets After Waiver/Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.25%	$57	11.91	%*	(9.54)%*	2.18	%*	.19%*	38%
3.75	54	7.26		(5.26)	2.31		(.31)	67
16.44	341	6.54		(4.97)	2.10		(.54)	62
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

5.89	57	12.65	*	(10.28)*	2.93	*	(.56 )*	38
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

6.42	1,303	11.66	*	(9.29)*	1.93	*	.44 *	38
4.03	1,224	7.69		(5.95)	1.92		(.17)	67
16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
	Class A	Class C	Class I	Class A	Class C	Class I
Year Ended July 31:
2013(g)	.56%*	.56%*	.56%*	.15%*	.15%*	.15%*
2012	.70	.70	.58	.13	.13	.13
2011	.47	.47	.47	.15	.15	.15
2010	.33	.33	.33	.18	.18	.18
2009(f)	.50*	.50*	.50*	.12*	.12*	.12*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(g)	For the six months ended January 31, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	17

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Long/Short Fund, formally known as Nuveen Santa Barbara Long/Short Equity Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust in 1997.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Subsequent to the reporting period, Nuveen Asset Management, LLC (Nuveen Asset Management), a wholly-owned subsidiary of the Adviser, replaced Santa Barbara Asset Management, LLC (“SBAM”) as the Fund’s sub-adviser. This change occurred in connection with an internal reorganization (the “Reorganization”) of certain investment personnel and Fund management responsibilities from SBAM to Nuveen Asset Management. At a meeting held February 26-28, 2013 (the “February Meeting”), the Board of Trustees of the Fund (the “Board”) approved a new sub-advisory agreement between the Adviser and Nuveen Asset Management and recommended that it be submitted to and approved by the Fund’s sole shareholder. To assure continuity of investment sub-advisory services, given that the Reorganization was expected to take place prior to the time when shareholder approval of the new sub-advisory agreement could be obtained, the Board also approved an interim sub-advisory agreement with Nuveen Asset Management. The Reorganization took place on March 1, 2013, and the interim sub-advisory agreement is currently in effect.

During the period August 1, 2012 through January 31, 2013, the Fund’s investment objective was to seek long-term capital appreciation. Under normal market conditions, the Fund invested primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The Fund would take both long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may have used all or a portion of the cash proceeds from short positions to take additional long positions. In addition, the Fund may have borrowed up to 20% of its net assets and invested the proceeds in additional long positions. The Fund’s net “long” market exposure varried between 50% and 150% of the Fund’s net assets, depending on the mix of the Fund’s long and short positions. The Fund invested primarily in U.S. equity securities, but it may have invested up to 25% of its net assets in non-U.S. equity securities.

Subsequent to the reporting period, at the February meeting, the Board approved a change in the Fund’s investment objective from “long term capital appreciation” to “long term capital appreciation with low correlation to the U.S. equity market.” Such change will be effective upon approval of the Fund’s sole shareholder. The Board also approved certain changes to the Fund’s investment policies, which went into effect immediately, and a change in the Fund’s benchmark index to the Russell 1000 Index. Under the new policies, the Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (including assets acquired through the Fund’s short sales or any other borrowings for investment purposes) in equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions.

The Fund’s amended prospectus provides further description of the Fund’s principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

18	Nuveen Investments

Investments in the investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2013.

Nuveen Investments	19

Notes to Financial Statements (Unaudited) (continued)

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 102% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with brokers” on the Statement of Asset and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in high-grade investment vehicles to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to

20	Nuveen Investments

maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,707,210	$—	$—	$1,707,210
Investments Purchased with Collateral from Securities Lending	330,281	—	—	330,281
Common Stocks Sold Short	(264,480)	—	—	(264,480)
Exchange-Traded Funds Sold Short	(164,712)	—	—	(164,712)
Total	$1,608,299	$—	$—	$1,608,299
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended January 31, 2013.

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I	—	—	32,745	839,291
Shares issued to shareholders due to reinvestment of distributions:
Class A	186	4,526	—	—
Class C	197	4,648	—	—
Class R3(1)	—	—	—	—
Class I	4,145	102,136	—	—
	4,528	111,310	32,745	839,291
Shares redeemed:
Class A	—	—	(10,495)	(263,845)
Class C	—	—	(10,441)	(255,491)
Class R3(1)	—	—	(12,500)	(320,000)
Class I	—	—	—	—
	—	—	(33,436)	(839,336)
Net increase (decrease)	4,528	$111,310	(691)	$(45)
(1)	After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the six months ended January 31, 2013, aggregated $514,900 and $547,062, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of January 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks and exchange-traded funds sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,674,782
Gross unrealized:
Appreciation	$368,864
Depreciation	(6,155)
Net unrealized appreciation (depreciation) of investments	$362,709

Permanent differences, primarily due to federal taxes paid, net operating losses, foreign currency reclassifications, and investment in short sales, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2012, the Fund’s last tax year-end, as follows:

Capital paid-in	$228
Undistributed (Over-distribution of) net investment income	1,694
Accumulated net realized gain (loss)	(1,922)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2012, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	111,308
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

22	Nuveen Investments

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$19,374
Distributions from net long-term capital gains	46,626
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Fund’s last tax year ended July 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Fund’s last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$54,387
Late-year ordinary losses	4,432

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2013, the complex-level fee rate for the Fund was .1672%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocations. The Adviser had entered into a sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara managed the investment portfolio for the Fund. Santa Barbara was compensated for its services to the Fund from the management fees paid to the Adviser. Effective March 1, 2013, the Adviser terminated its sub-advisory agreement with Santa Barbara and entered into a

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

sub-advisory agreement with Nuveen Asset Management, LLC, under which Nuveen Asset Management, LLC manages the investment portfolio of the Fund. Nuveen Asset Management, LLC is compensated for its services to the Fund from the management fees paid to the Adviser.

Subsequent to the reporting period, at a meeting held February 26-28, 2013, the Board of Trustees of the Fund approved an amendment to the Fund’s Investment Management Agreement changing the annual fund-level fee, effective upon approval of the Fund’s sole shareholder. After such approval, the annual fund-level fee, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Amended Fund-Level Fee Rate
For the first $125 million	1.1000%
For the next $125 million	1.0875
For the next $250 million	1.0750
For the next $500 million	1.0625
For the next $1 billion	1.0500
For net assets over $2 billion	1.0250

There will be no change to the annual complex-level fee.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses, and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2014) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2013, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

As of January 31, 2013, Nuveen owned shares of the Fund as follows:

Class A Shares	2,191
Class C Shares	2,257
Class I Shares	49,390

8. Borrowing Arrangements

On March 30, 2012, the Fund entered into a $4.5 million (maximum commitment amount) committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank to employ leverage. Interest charged on the borrowed amount of the Committed Secured Line is calculated at a rate per annum equal to the higher of the overnight LIBOR (London Inter-bank Offered Rate) plus .80% or Federal Funds rate plus .80%. In addition, the Fund accrues a commitment fee of .15% per annum on the maximum commitment amount, and paid a .10% one-time closing fee on the maximum commitment amount.

During the six months ended January 31, 2013, the Fund did not utilize the Committed Secured Line. The Committed Secured Line expired on March 29, 2013.

Fees incurred on the Committed Secured Line are recognized as a component of “other expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

24	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

Board Approval of New Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Amendment to Investment Management Agreement

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory and sub-advisory agreements for the Fund and their periodic continuation. Accordingly, at a meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreement (the “Original Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (“SBAM”) for an additional one-year period.

Following the May Meeting, the Board was apprised of a potential internal reorganization (the “Reorganization”) of certain investment personnel and fund management responsibilities from SBAM to Nuveen Asset Management, LLC (“Nuveen Asset Management”). In connection with the Reorganization, at a meeting held on November 12-14, 2012 (the “November Meeting”), the Board approved the transfer of the Original Sub-Advisory Agreement to Nuveen Asset Management. Subsequent to the November Meeting, however, certain changes were proposed for the Fund, including changes to its name, investment objective, investment strategy, benchmark and portfolio management personnel, as part of a contemplated repositioning whereby the Fund would be one of a series of three Nuveen funds (the other two Nuveen funds are referred to as the “Other Funds”) that would use the same underlying investment strategy, but attempt to provide investors with differing levels of market exposure (the “Repositioning”). In light of the foregoing changes to portfolio management personnel, the proposed transfer of the Original Sub-Advisory Agreement to Nuveen Asset Management in connection with the Reorganization could have been deemed an assignment of the Original Sub-Advisory Agreement which would result in its automatic termination with the consummation of the Reorganization scheduled for March 1, 2013. Therefore, the Original Sub-Advisory Agreement was not transferred from SBAM to Nuveen Asset Management, and, instead, the Board was asked to consider a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, on behalf of the Fund. Accordingly, at a meeting held on February 26-28, 2013 (the “February Meeting”), the Board approved the New Sub-Advisory Agreement and recommended that it be submitted to and approved by the Fund’s sole shareholder.

To assure the continuity of investment sub-advisory services given that the Reorganization was expected to take effect prior to the time when shareholder approval of the New Sub-Advisory Agreement could be obtained, the Board also approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, which is currently in effect.

In addition, at the February Meeting, in connection with the Repositioning, the Board was asked to approve an amendment to the Investment Management Agreement that would revise the management fee schedule for the Fund and eliminate the Fund’s permanent expense cap (the “Amendment”). As discussed below, the Board approved the Amendment at the February Meeting and recommended that it be submitted to and approved by the Fund’s sole shareholder.

Set forth below are the Board’s considerations in connection with its approval of the New Sub-Advisory Agreement, the Amendment and the Interim Sub-Advisory Agreement.

I. Approval of the New Sub-Advisory Agreement and the Amendment

As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the New Sub-Advisory Agreement and the Amendment, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Nuveen Asset Management (the Advisor and Nuveen Asset Management are collectively the “Fund Advisers” and each, a “Fund Adviser”); (b) investment performance, as described below; (c) advisory fees, sub-advisory fees and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from their relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement and the Amendment. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Fund’s Investment Management Agreement and the Original Sub-Advisory Agreement, and certain of the factors considered in connection with such review were applicable to its evaluation of the New Sub-Advisory Agreement and the Amendment. The Independent Board Members were assisted throughout the process by independent legal counsel who, at the February Meeting or at prior meetings, provided materials describing applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the New Sub-Advisory Agreement would be the same as those of the Original Sub-Advisory Agreement, except for fees (discussed in Section C below) and the date of effectiveness. Further, in considering the nature, extent and quality of the services that Nuveen Asset Management was expected to provide to the Fund, the Independent Board Members recognized that the investment sub-advisory services to be provided by Nuveen Asset Management under the New

Nuveen Investments	25

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Sub-Advisory Agreement would be identical to those provided by SBAM under the Original Sub-Advisory Agreement. As Nuveen Asset Management already serves as a sub-adviser to other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of Nuveen Asset Management’s organization, operations and personnel. With respect to personnel, the Board recognized that, in connection with the Repositioning, Nuveen had made certain changes to the portfolio managers responsible for the Fund, and that such portfolio managers were dual employees of SBAM and Nuveen Asset Management and would continue to act as portfolio managers of the Fund subsequent to the Reorganization. The Board therefore considered the professional experience, qualifications and credentials of the relevant portfolio managers that would be servicing the Fund. The Independent Board Members noted that the Advisor did not expect the foregoing personnel changes to result in any reduction in the nature or level of services provided to the Fund. In addition, the Board recognized that, as a result of such changes, the new portfolio management team would be able to provide the Fund with the greater resources available at Nuveen Asset Management, in terms of portfolio management, research, quantitative and trading personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory. Moreover, given that the Amendment did not change the advisory services to be provided by the Advisor, the Board’s considerations from the May Meeting about the nature, extent and quality of services provided by the Advisor under the Investment Management Agreement remained applicable.

B. Investment Performance

The Board has reviewed the historic investment performance of the Fund, including performance compared to peers and recognized benchmarks, at its regular quarterly meetings. In this regard, at the February Meeting, the Board reviewed the Fund’s total return information compared to the returns of a customized peer set and recognized benchmark for the quarter, one- and three-year periods ending December 31, 2012. The Board, however, recognized that the proposed changes arising from the Repositioning may limit some of the usefulness of the historic performance. The Board was also familiar with the performance history of other Nuveen funds sub-advised by Nuveen Asset Management.

C. Fees, Expenses and Profitability

1. Fees and Expenses

At the May Meeting, the Independent Board Members reviewed the Fund’s gross management fees, net management fees, and net expense ratio in absolute terms as well as compared to the fees and expenses of peers provided by an independent fund data provider, and concluded that the Fund’s advisory fees and expenses were reasonable in light of the nature, extent and quality of services provided to the Fund. In considering the Amendment, the Independent Board Members noted that, in connection with the Repositioning, although the Advisor was seeking an increase in its management fee, an increase in the Fund’s temporary expense cap, and the elimination of the Fund’s permanent expense cap, the Board recognized that the new investment management fee would be in line with, and that the net expense ratio would be below, the respective medians for comparable funds. In that regard, the Independent Board Members reviewed, among other things, the Fund’s proposed management fee and net expense ratio in absolute terms as well as compared to the management fees and expense ratios of comparable peer funds. The Independent Board Members further considered that the proposed management fee was intended to create alignment with the management fee structures of the Other Funds. In connection with the New Sub-Advisory Agreement, the Independent Board Members observed that the sub-advisory fee is paid from the investment management fee. Accordingly, the lower percentage of management fee to be paid to Nuveen Asset Management under the New Sub-Advisory Agreement does not impact the management fee ultimately paid by the Fund.

In light of the foregoing, the Independent Board Members determined that the advisory fees to be paid the Advisor as a result of the Amendment and the sub-advisory fees to be paid to Nuveen Asset Management under the New Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed the fees charged by the Fund Advisers or the range of fees that they charge for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. As noted, the Board recognized that the proposed changes to the management fee structure of the Fund were intended to create alignment with the management fee structure of the Other Funds and to result in a fee level comparable to its peers.

3. Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including both Nuveen Asset Management and SBAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-advisers’ level of profitability was reasonable. Taking into account

26	Nuveen Investments

their prior review with respect to the profitability of the Fund Advisers, the Independent Board Members were satisfied that the level of profitability of such Fund Advisers would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to the Fund Advisers, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that they were expected to receive that were directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s advisory fees as modified by the Amendment and sub-advisory fees under the New Sub-Advisory Agreement were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the May Meeting, the Independent Board Members considered the applicable breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. At the February Meeting, the Independent Board Members considered the changes to such fund-level breakpoint schedule that would result from the Amendment and recognized that the complex-wide breakpoint schedule would not change and that the Fund would continue to benefit if assets in the Fund and complex rise.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating the advisory fees to be paid to the Advisor as a result of the Amendment and the sub-advisory fees to be paid to Nuveen Asset Management under the New Sub-Advisory Agreement, the Independent Board Members also noted that the potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund considered at the May Meeting remained applicable. In this regard, the Independent Board Members recognized that the Fund Advisers may benefit from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to it in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may benefit the Fund and its shareholders to the extent the research enhances its ability to manage the Fund. The Independent Board Members noted that a Fund Adviser’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Amendment and the New Sub-Advisory Agreement are fair and reasonable, that the Advisor’s and Nuveen Asset Management’s fees are reasonable in light of the services to be provided to the Fund and that the Amendment and the New Sub-Advisory Agreement should be and were approved. Accordingly, the Board recommended that the Fund’s sole shareholder approve the Amendment and the New Sub-Advisory Agreement.

II. Approval of the Interim Sub-Advisory Agreement

As noted above, at the February Meeting, the Board Members, including a majority of the Independent Board Members, approved the Interim Sub-Advisory Agreement to assure the continuity of services effective on March 1, 2013. The terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement, except for certain provisions which, pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, govern the term and termination of the Interim Sub-Advisory Agreement and require that compensation be held in an interest-bearing escrow account. In light of the foregoing, the Board, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

Nuveen Investments	27

Notes

28	Nuveen Investments

Notes

Nuveen Investments	29

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Short Position: A security the Fund does not own but has sold through the delivery of a borrowed security.

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolios of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	31

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SBTW-0113P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: April 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: April 5, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 5, 2013